                                                    Registration Nos. 333-102300
                                                                       811-06366

       As filed With the Securities and Exchange Commission on May 1, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

        Pre-effective Amendment No.     [ ]

        Post-Effective Amendment No.    [7]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                          [X]

        Amendment No.                   [15]

         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VUL-2
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
                Depositor's Telephone Number, including Area Code

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)
                                 70 Pine Street
                            New York, New York 10270

                                 (212) 770-7000
                Guarantor's Telephone Number, including Area Code

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continous.

It is proposed that this filing will become effective (check appropriate box)

        [ ]     immediately upon filing pursuant to paragraph (b)

        [X]     on  May 1, 2006 pursuant to paragraph (b)

        [ ]     60 days after filing pursuant to paragraph (a)(1)

        [ ]     on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUIBUILDER(TM) II
POLICIES
FLEXIBLE PREMIUM VARIABLE
UNIVERSAL LIFE INSURANCE POLICIES
issued by
American General Life Insurance Company
through its Separate Account VUL-2

                            This prospectus is dated
                                   May 1, 2006

This prospectus describes EquiBuilder II flexible premium variable universal life insurance policies (the "Policy" or "Policies") issued by American General Life Insurance Company ("AGL"). EquiBuilder II Policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. We use "you" and "your" to refer to an EquiBuilder II Policy Owner. AGL no longer sells EquiBuilder II Policies.

We deposit your net premium in your Policy Account. You may allocate amounts to our Guaranteed Interest Division (which is part of our General Account and pays interest at a declared rate) or to one or more of the variable investment divisions of Separate Account VUL-2 (the "Separate Account"), or both. (For the first fifteen days after we issue your Policy, we require premiums to be invested in the Fidelity VIP Money Market division.)

The variable investment divisions each purchase shares of a corresponding portfolio of the Fidelity(R) Variable Insurance Products ("Fidelity VIP") or the MFS(R) Variable Insurance TrustSM ("MFS VIT") (each available portfolio referred to in this prospectus as, a "Fund," and collectively, the "Funds"). The prospectuses of the Funds describe the investment objectives, policies and risks of each Fund.

Your investment in the Funds through the variable investment divisions is not guaranteed and involves varying degrees of risk. Net premiums and Policy Account value you direct to the Guaranteed Interest Division earns interest at a rate guaranteed by us.

You should read the prospectuses of the Funds underlying the variable investment divisions that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 4.

The Funds available through this Policy are:

..       Fidelity(R)VIP Asset ManagerSM - Initial Class
..       Fidelity(R)VIP Asset Manager: Gr.wth(R)- Initial Class
..       Fidelity(R)VIP C.ntrafund(R)- Initial Class
..       Fidelity(R)VIP Equity-Inc.me - Initial Class
..       Fidelity(R)VIP Gr.wth - Initial Class
..       Fidelity(R)VIP High Inc.me - Initial Class
..       Fidelity(R)VIP Index 500 - Initial Class
..       Fidelity(R)VIP Investment Grade B.nd - Initial Class
..       Fidelity(R)VIP M.ney Market - Initial Class
..       Fidelity(R)VIP .verseas - Initial Class
..       MFS(R)VIT Capital .pp.rtunities Series - Initial Class
..       MFS(R)VIT Emerging Gr.wth Series - Initial Class
..       MFS(R)VIT Invest.rs Trust Series - Initial Class
..       MFS(R)VIT Research Series - Initial Class
..       MFS(R)VIT T.tal Return Series - Initial Class
..       MFS(R)VIT Utilities Series - Initial Class

Each of these Funds is available through a variable investment division.

EquiBuilder II Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance Policy is subject to investment risks, including possible loss of principal invested.

There is no guaranteed cash surrender value for amounts allocated to the variable investment divisions.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE VARIABLE PORTION OF THE POLICY, EXCEPT WHERE THE GUARANTEED INTEREST DIVISION IS SPECIFICALLY MENTIONED.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY................................................. 5
POLICY BENEFITS............................................................... 5
        Death Benefit......................................................... 5
                Death Benefit Proceeds........................................ 5
                Death Benefit Option A and Option B........................... 5
        Surrenders, Partial Surrenders, Transfers, and Policy Loans........... 5
                Surrenders.................................................... 5
                Partial Surrenders............................................ 6
                Transfers..................................................... 6
                Loans    ..................................................... 6
        Premiums ............................................................. 6
                Flexibility of Premiums....................................... 6
                Free Look..................................................... 6
        The Policy............................................................ 7
        Supplemental Benefits and Riders...................................... 8
POLICY RISKS.................................................................. 8
        Investment Risk....................................................... 8
        Risk of Lapse......................................................... 9
        Tax Risks............................................................. 9
        Partial Surrender and Surrender Risks................................. 9
        Policy Loan Risks.................................................... 10
PORTFOLIO RISKS ............................................................. 10
TABLES OF CHARGES ........................................................... 11
GENERAL INFORMATION ......................................................... 16
        American General Life Insurance Company ............................. 16
        Separate Account VUL-2 .............................................. 16
        Guarantee of Insurance Obligations .................................. 17
        Communication with AGL .............................................. 17
                Administrative Center ....................................... 18
                E-Delivery, E-Service, telephone transactions and written
                 transactions ............................................... 18
                        E-Delivery .......................................... 18
                        E-Service ........................................... 18
                        Telephone transactions and written transactions ..... 18
                Telephone transactions ...................................... 19
        Variable Investment Divisions ....................................... 19
        Voting Rights of a Policy Owner ..................................... 22
        The Guaranteed Interest Division .................................... 23
        Illustrations ....................................................... 24
POLICY FEATURES ............................................................. 24
        Age ................................................................. 24
        Death Benefits ...................................................... 24
        Maturity Benefit .................................................... 26
        Policy Issuance Information ......................................... 26
        Right to Examine .................................................... 26
        Flexible Premium Payments ........................................... 27
        Changes in EquiBuilder II Policies .................................. 28
        Changing the Face Amount of Insurance ............................... 28
        Changing Death Benefit Options ...................................... 29
        When Face Amount and Death Benefit Changes Go Into Effect ........... 30
        Reports To Policy Owners ............................................ 30
        Policy Periods, Anniversaries, Dates and Ages ....................... 31
ADDITIONAL BENEFIT RIDERS ................................................... 31
        Disability Waiver Benefit Rider ..................................... 32
        Accidental Death Benefit Rider ...................................... 32
        Children's Term Insurance Rider ..................................... 32
        Term Insurance on an Additional Insured Person Rider ................ 32
POLICY ACCOUNT TRANSACTIONS ................................................. 32
        E-Delivery, E-Service, Telephone Transactions and Written
         Transactions ....................................................... 33
        Changing Premium and Deduction Allocation Percentages ............... 33
        Transfers of Policy Account Value Among Investment Divisions ........ 33
        Market Timing ....................................................... 34
        Fund-Rejected Transfers ............................................. 35
        Transfers from the Guaranteed Interest Division ..................... 35

        Borrowing from the Policy Account ................................... 35
        Loan Requests ....................................................... 35
        Policy Loan Interest ................................................ 36
        When Interest is Due ................................................ 36
        Repaying the Loan ................................................... 37
        The Effects of a Policy Loan on the Policy Account .................. 37
        Withdrawing Money from the Policy Account ........................... 38
        Surrendering the Policy for Its Net Cash Surrender Value ............ 39
POLICY PAYMENTS ............................................................. 39
        Payment Options ..................................................... 39
                Income Payments for a Fixed Period .......................... 40
                Life Income with Payments Guaranteed for a Fixed Term of
                 Years ...................................................... 40
                Proceeds at Interest ........................................ 40
                Fixed Amount ................................................ 40
        The Beneficiary ..................................................... 41
        Assignment of a Policy .............................................. 41
        Payment of Proceeds ................................................. 41
        Delay Required under Applicable Law ................................. 42
ADDITIONAL RIGHTS THAT WE HAVE .............................................. 42
CHARGES UNDER THE POLICY .................................................... 43
        Transaction Fees .................................................... 43
                Statutory Premium Taxes ..................................... 43
                Surrender Charge (for full surrenders) ...................... 44
                Surrender Charge (for Face Amount decreases) ................ 45
                Partial Surrender Processing Fee ............................ 46
                Face Amount Increase Charge ................................. 46
                Transfers          .......................................... 46
                Policy Owner Additional Illustration Charge.................. 46
        Periodic Charges .................................................... 47
                Administrative Charge ....................................... 47
                Cost of Insurance Charge .................................... 47
                Mortality and Expense Risk Charge ........................... 47
                Optional Rider Charges ...................................... 48
        Annual Fund Expenses ................................................ 48
        Allocation of Policy Account Charges ................................ 48
POLICY ACCOUNT VALUE ........................................................ 49
        Amounts in the Variable Investment Divisions ........................ 49
        Business Day and Close of Business .................................. 49
        Determination of the Unit Value ..................................... 50
POLICY LAPSE AND REINSTATEMENT .............................................. 51
        Lapse of the Policy ................................................. 51
        Reinstatement of the Policy ......................................... 51
FEDERAL TAX CONSIDERATIONS .................................................. 52
                General ..................................................... 52
        Testing for modified endowment contract status ...................... 53
        Other effects of Policy changes ..................................... 54
        Rider benefits ...................................................... 54
        Taxation of pre-death distributions if your Policy is not a modified endowment contract ........................................ 54
        Taxation of pre-death distributions if your Policy is a modified endowment contract ................................................. 54
        Policy lapses and reinstatements .................................... 56
        Diversification and investor control ................................ 56
        Estate and generation skipping taxes ................................ 56
        Life insurance in split dollar arrangements ......................... 57
        Pension and profit-sharing plans .................................... 58
        Other employee benefit programs ..................................... 58
        ERISA ............................................................... 59
        Our taxes ........................................................... 59
        When we withhold income taxes ....................................... 59
        Tax changes ......................................................... 59
LEGAL PROCEEDINGS ........................................................... 60
FINANCIAL STATEMENTS ........................................................ 61
DEFINITIONS ................................................................. 62

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                                         CONTACT INFORMATION
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Addresses and telephone numbers: Here is how you can contact us about the EquiBuilder II policies.

ADMINISTRATIVE CENTER:                                 HOME OFFICE:                PREMIUM PAYMENTS:

(Express Delivery)                 (U.S. Mail)         2727-A Allen Parkway        (Express Delivery)
VUL Administration                 VUL Administration  Houston, Texas 77019-2191   Payment Processing Center
2727-A Allen Parkway               P. O. Box 4880      1-713-831-3443              #1 Franklin Square
Houston, Texas 77019-2191          Houston, Texas      1-800-340-2765              Springfield, IL 62713-0001
1-713-831-3443, 1-800-340-2765     77210-4880                                      (U.S. Mail)
(Hearing Impaired) 1-888-436-5258                                                  Payment Processing Center
Fax: 1-713-620-6653                                                                P.O. Box 0842
(Except premium payments)                                                          Carol Stream, IL 60132-0842
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ELECTRONIC SERVICES
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Now, with E-DELIVERY you can electronically receive certain documents we currently mail, including annual
Policy and Fund prospectuses. You can choose E-mail or CD ROM. You can also choose E-SERVICE capabilities to access on-line services for your Policy, such as transferring values among investment options and changing allocations for future premiums. You may select or cancel E-DELIVERY and E-SERVICE at any time. For more information and, see page 18 of this prospectus. To request E-DELIVERY or E-SERVICE, take the following action:

        . For E-DELIVERY, enroll at the time you complete your Policy application, or go to www.aigag.com and enroll for E-Delivery at the same time you enroll for E-Service.

        .       For E-SERVICE, go to www.aigag.com and enroll by completing the information on the introductory page under "Not an E-Service
                Member?"
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                          POLICY BENEFITS/RISKS SUMMARY

        This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The definitions on page 62 of this prospectus define certain words and phrases used in this prospectus.

                                 POLICY BENEFITS

        You may currently allocate your Policy Account value among the sixteen variable investment divisions available under the Policy, each of which invests in an underlying mutual fund portfolio, a Fund, and the Guaranteed Interest Division, which credits a specified rate of interest. Your Policy Account value will vary based on the investment performance of the variable investment divisions you choose and interest credited in the Guaranteed Interest Division.

Death Benefit

        . Death Benefit Proceeds: We pay the death benefit (less any Policy loan and loan interest and any overdue charges) to the beneficiary when the Insured Person dies. We will increase the death benefit by the amount of any additional insurance provided by the applicable optional benefit rider(s).

        . Death Benefit Option A and Option B: You may choose between two death benefit options under the Policy. After the first Policy year, you may change death benefit options and the Face Amount (which is the amount of insurance you select) while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured Person's date of death.

                . Death Benefit Option A is equal to the greater of: (1) the Face Amount; or (2) the "required minimum death benefit", which is the Policy Account value multiplied by a specified percentage set forth in the Policy.

                . Death Benefit Option B is equal to the greater of: (1) the Face Amount plus the Policy Account value; or (2) the required minimum death benefit.

        Federal tax law may require us to increase payment under either of the above death benefit options. See "Death Benefits" on page 24.

Surrenders, Partial Surrenders, Transfers, and Policy Loans

        . Surrenders: At any time while the Policy is in force, you may make a written request (by submitting our surrender form to us) to surrender your Policy and receive the net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due. A surrender may have adverse tax consequences.

        . Partial Surrenders: After the first Policy year, you may make a written request to withdraw part of the net cash surrender value. Partial surrenders may have adverse tax consequences. Partial surrenders are also subject to any surrender charge or fee that then applies.

        . Transfers: Within certain limits, you may make transfers among the variable investment divisions and the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We may assess a $25 charge for each transfer after the fourth transfer in a Policy year. Our current practice, however, is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. There are special limits on transfers involving the Guaranteed Interest Division.

        . Loans: You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is 90% of the cash surrender value of the Policy on the business day we receive your request for a loan. We charge you a maximum annual interest rate on your loan equal to the greater of 5 1/2% or the Monthly Average Corporate yield published by Moody's Investor Services, Inc. as described under "Policy Account Transactions - Policy Loan Interest," on page 36, on your loan. We credit interest on loaned amounts; we guarantee that the annual earned interest rate will not be lower than 4 1/2%. Loans may have adverse tax consequences.

Premiums

        . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy maturity) and in any amount (but not less than $100). You can select a premium payment plan to pay planned periodic premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

        . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Policy Account value plus any amount deducted from premiums prior to allocation to the Policy Account. The free look period generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed
                Part I of the application. This period will be longer if required by state law.

The Policy

        . Ownership Rights: While the Insured Person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

        . Separate Account: You may direct the money in your Policy to any of the variable investment divisions of the Separate Account. Each variable investment division invests exclusively in one of the Funds listed on the cover of this prospectus.

        . Guaranteed Interest Division: You may place money in the Guaranteed Interest Division where it earns interest at the rate of 4 1/2% annually. We may declare higher rates of interest, but are not obligated to do so.

        . Policy Account Value: Policy Account value is the sum of your amounts in the variable investment divisions and the Guaranteed Interest Division. Policy Account value varies from day to day, depending on the investment performance of the variable investment divisions you choose, interest we credit to the Guaranteed Interest Division, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans). We do not guarantee a minimum Policy Account value.

        . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Center shown under "Contact Information" on page 4.

        . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

        We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the Insured Person dies from bodily injury that results from an accident. We generally deduct any monthly charges for these riders from Policy Account value as part of the monthly deduction. Your insurance representative can help you determine whether any of these riders are suitable for you. Not all riders are available in all states. Please contact us for further details.

                                  POLICY RISKS

Investment Risk

        The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

        If you invest your Policy Account value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the Policy Account value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment divisions you choose may be less favorable than that of other variable investment divisions, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum Policy Account value.

        If you allocate net premiums to the Guaranteed Interest Division, then we credit your Policy Account value (in the Guaranteed Interest Division) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4 1/2%.

Risk of Lapse

        If your net cash surrender value is not enough to pay the charges deducted against Policy Account value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment during the grace period. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the net cash surrender value. Your Policy will not lapse at the end of a grace period if you make a premium payment equal to at least the estimated monthly charges under the Policy for three Policy months before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

        We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

        Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

        See "Federal Tax Considerations" on page 52. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Surrender Risks

        The surrender charge under the Policy applies for the first 10 Policy years after the Register Date in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a surrender or partial surrender. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account value in the near future. We designed the Policy to meet long-term financial goals.

        Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page 9.

        A surrender or partial surrender may have adverse tax consequences.

Policy Loan Risks

        A Policy loan, whether or not repaid, will affect Policy Account value over time because we subtract the amount of the loan from the variable investment divisions and/or Guaranteed Interest Division as collateral, and this loan collateral does not participate in the investment performance of the variable investment divisions or receive any excess interest credited to the Guaranteed Interest Division.

        We reduce the amount we pay on the Insured Person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

        If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income tax.

                                 PORTFOLIO RISKS

        A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown under "Contact Information" on page 4.

        There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

        The following tables describe the fees and expenses that are payable when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

        The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first ten Policy years, (3) change a Policy's Face Amount, or (4) transfer Policy Account value between investment divisions.

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                                     Transaction Fees
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                       When Charge is              Maximum Guaranteed
Charge                 Deducted                    Charge                       Current Charge
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Statutory Premium      Upon receipt of each        3.5% of each premium         3.5% of each premium
Taxes/1/               premium payment             payment                      payment
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Surrender Charge/2/    Upon a full surrender or    During Policy years 1-10,    Capped at a total limit of
                       lapse in the first 10       50% of one Target            50% of one Target
                       Policy years.               Premium, with the            Premium, but calculated
                                                   maximum surrender charge     as follows:
                       Also, in the event of a     decreasing 20% annually
                       decrease in Face            following the 6th Policy     .       30% of premiums
                       Amount before the end       year/3/                              paid during the first
                       of the 10th Policy year,                                         Policy year up to
                       we deduct a charge that                                          one Target
                       is a portion of the                                              Premium; and
                       surrender charge.                                        .       9% of additional
                                                                                        premiums paid in
                                                                                        Policy years 1 - 10,
                                                                                        less any surrender
                                                                                        charge previously
                                                                                        deducted for a
                                                                                        decrease in Face
                                                                                        Amount
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        /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

        /2/ We assess a surrender charge only during the first 10 Policy years

        /3/ The Target Premium is a hypothetical annual premium which is based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on the Policy Information page of the Policy.

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                                     Transaction Fees
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                       When Charge is              Maximum Guaranteed
Charge                 Deducted                    Charge                       Current Charge
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Partial Surrender      Upon partial surrender      The lesser of $25 of 2%      $10
Processing Fee                                     of the partial surrender
                                                   amount
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Face Amount Increase   Upon each Face              $1.50 for each $1,000 of     $1.50 for each $1,000 of
Charge                 Amount increase             Face Amount increase, up     Face Amount Increase, up
                                                   to $300                      to $300
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Transfer Fee           Upon transfer               $25 for each transfer1       $25 for each transfer2
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Policy Owner           Upon a Policy Owner's       $25 for each illustration    $0
Additional Illustrationadditional illustration     request after the first
Charge                 request                     illustration request in
                                                   any Policy year
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----------
        /1/ At a maximum, we will charge $25 for each transfer after the fourth transfer in a Policy year.

        /2/ Currently, the first 12 transfers in a Policy year are free of charge.

        The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

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                                           Periodic Charges
                                 (other than Fund fees and expenses)
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                              When Charge is             Maximum Guaranteed
Charge                        Deducted                   Charge                    Current Charge
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Administrative Charge         Monthly, at the            $360 (deducted as $30     $360 (deducted as $30
                              beginning of each Policy   per month, during the     per month, during the
                              month                      first 12 Policy months)   first 12 Policy months)

                                                         $144 (deducted as $12     $72 (deducted as $6 per
                                                         per month, after the      month, after the first 12
                                                         first 12 Policy months)   Policy months)
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Cost of Insurance Charge/1/

 Maximum Charge for the       Monthly, at the            $83.33 per $1,000 of      $28.81 per $1,000 of
 first Policy year - for a    beginning of each Policy   net amount at risk/2/     net amount at risk per
 94 year old male, any risk   month                      per month                 month
 class, with a Face Amount
 of $50,000
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 Minimum Charge for the       Monthly, at the            $0.05 per $1,000 of net   $0.05 per $1,000 of net
 first Policy year - for an   beginning of each Policy   amount at risk per        amount at risk per
 11 year old female,          month                      month                     month
 non-tobacco user with a
 Face Amount of $200,000
------------------------------------------------------------------------------------------------------------
 Example Charge for the       Monthly, at the            $0.22 per $1,000 of net   $0.12 per $1,000 of net
 first Policy year - for a    beginning of each Policy   amount at risk per        amount at risk per
 38 year old male,            month                      month                     month
 non-tobacco user with a
 Face Amount of $200,000
------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk    Daily                      $0.22 per $1,000 of net   $0.12 per $1,000 of net
Fee/3/                                                   amount at risk per        amount at risk per
                                                         month                     month
------------------------------------------------------------------------------------------------------------

----------

        /1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year, and the Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Policy Information page of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. Before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the Insured Person's age and risk class, the death benefit option, Face Amount, planned periodic premiums and riders requested. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center, shown under "Contact Information" on page 4 of this prospectus, or from your AGL representative.

        /2/ The net amount at risk is the difference between the current death benefit under your Policy and the amount in your Policy Account.

        /3/ All percentages are calculated as a percent of accumulation value invested in variable investment divisions.

        The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

-------------------------------------------------------------------------------------------------------------------
                                            Periodic Charges
                                     (optional benefit riders only)
-------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider        When Charge is                 Maximum Guaranteed
Charge/1/                     Deducted                       Charge                       Current Charge
-------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit

 Maximum Charge - for a       Monthly, at the beginning of   $1.80 per $1,000 of rider    $1.80 per $1,000 of rider
 69 year old male or          each Policy month              coverage amount per month    coverage amount per
 female, any risk class and                                                               month
 any Face Amount
-------------------------------------------------------------------------------------------------------------------
 Minimum Charge - for a       Monthly, at the beginning of   $0.84 per $1,000 of rider    $0.84 per $1,000 of rider
 40 year old male or          each Policy month              coverage amount per month    coverage amount per
 female, any risk class and                                                               month
 any Face Amount
-------------------------------------------------------------------------------------------------------------------
 Example Charge - for a       Monthly, at the beginning of   $0.84 per $1,000 of rider    $0.84 per $1,000 of rider
 38 year old non-tobacco      each Policy month              coverage amount per month    coverage amount per
 user, with a Face Amount                                                                 month
 of $200,000 for the first
 Policy year
-------------------------------------------------------------------------------------------------------------------
Children's Term Insurance     Monthly, at the beginning of   $0.50 per $1,000 of rider    $0.50 per $1,000 of rider
                              each Policy month              coverage amount per month    coverage amount per
                                                                                          month
-------------------------------------------------------------------------------------------------------------------
Additional Insured Term
Insurance
-------------------------------------------------------------------------------------------------------------------
 Maximum Charge - for a       Monthly, at the beginning of   $83.33 per $1,000 of rider   $83.33 per $1,000 of
 69 year old male,            each Policy month              coverage amount per month    rider coverage amount
 non-tobacco user, with a                                                                 per month
 Face Amount of $200,000
 for the first Policy year
-------------------------------------------------------------------------------------------------------------------
 Minimum Charge - for a       Monthly, at the beginning of   $0.68 per $1,000 of rider    $0.68 per $1,000 of rider
 10 year old female,          each Policy month              coverage amount per month    coverage amount per
 non-tobacco user, any Face                                                               month
 Amount
-------------------------------------------------------------------------------------------------------------------
 Example Charge - for a 38    Monthly, at the beginning of   $2.58 per $1,000 of rider    $1.62 per $1,000 of rider
 year old male, non-tobacco   each Policy month              coverage amount per month    coverage amount per
 user, with a Face Amount                                                                 month
 of $200,000 for the first
 Policy year
-------------------------------------------------------------------------------------------------------------------

----------
        /1/ Charges for the Disability Waiver Benefit rider varies based on the insured's sex, age, risk class and Face Amount. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 4 of this prospectus, or from your AGL representative.

        The next table describes the current Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2005. Current and future expenses for the Funds may be higher or lower than those shown.

--------------------------------------------------------------------------------
                          Annual Fund Fees and Expenses
                (expenses that are deducted from the Fund assets)
--------------------------------------------------------------------------------
Charge                                                Maximum      Minimum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses for all the
funds (expenses that are deducted from portfolio       0.98%        0.10%
assets include management fees, distribution
(12b-1) fees, and other expenses)/1/
--------------------------------------------------------------------------------

        Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

        /1/ Currently 6 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2007. The impact of contractual reimbursements or fee waivers is as follows:

--------------------------------------------------------------------------------
Charge                                                Maximum       Minimum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses for
all of the Funds After Contractual                     0.93%         0.10%
Reimbursement or Fee Waiver
--------------------------------------------------------------------------------

                               GENERAL INFORMATION

American General Life Insurance Company

        We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

        AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VUL-2

        After we deduct certain amounts from each premium, we put the balance, called the "net premium," into the Policy Account established for each Policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the Policy Account before deducting any charges against the Policy Account due on that date. See "Charges Under the Policy" beginning on page 43.

        We will invest the Policy Account in the Fidelity VIP Money Market division until the fifteenth day after we issue the Policy, or if that is not a business day, until the following business day. We will then allocate the Policy Account to the Guaranteed Interest Division or to one or more of the variable investment divisions, or both, according to your instructions in the Policy application. These instructions will apply to any subsequent premium until you provide us with new instructions. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

        We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VUL-2 (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

        The Separate Account also issues interests under EquiBuilder III variable life insurance policies, which have policy features that are similar to those of EquiBuilder II Policies but which have a different sales charge structure. We no longer sell policies having an interest in the Separate Account.

        The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners.

        Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

Guarantee of Insurance Obligations

        Insurance obligations under the Policies are guaranteed by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Interest Division, death benefits and Policy features that provide return of premium or protection against Policy lapse. The guarantee does not guarantee Policy value or the investment performance of the variable investment divisions available under the Policies. The guarantee provides that Policy owners can enforce the guarantee directly.

        AGL expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Policies issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

        American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

Communication with AGL

        When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

        Administrative Center. The Administrative Center provides service to all Policy Owners. See "Contact Information" on page 4 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 4. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

        E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

        E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

                E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

                Telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 19).

        .       transfer of accumulation value;*
        .       change of allocation percentages for premium payments; *
        .       change of allocation percentages for Policy deductions; *
        .       telephone transaction privileges; *

        .       loan;
        .       full surrender;
        .       partial surrender;
        .       change of beneficiary or contingent beneficiary;
        .       loan repayments or loan interest payments;
        .       change of death benefit option or manner of death benefit
                payment;
        .       change in specified amount;
        .       addition or cancellation of, or other action with respect to any benefit riders;
        .       election of a payment option for Policy proceeds; and
        .       tax withholding elections.

----------
* These transactions are permitted by E-Service, by telephone or in writing.

        We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 4, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

        Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

Variable Investment Divisions

        We divided the Separate Account into variable investment divisions, each of which invests in shares of a corresponding Fund of Fidelity VIP and MFS VIT. Currently, you may invest premium payments in variable investment divisions investing in the following Funds.

--------------------------------------------------------------------------------------------------------------
                                                 Investment                  Investment Adviser
               Series                            Objectives              (sub-adviser, if applicable)
--------------------------------------------------------------------------------------------------------------
Fidelity(R)VIP Asset Manager(SM) - Initial    High total return        Fidelity Management & Research
Class                                                                  Company ("FMR") (FMR Co., Inc.)
                                                                       (Fidelity International Investment
                                                                       Advisors)
                                                                       (Fidelity International Investment
                                                                       Advisors (U.K.) Limited)
                                                                       (Fidelity Investments Japan Limited)
                                                                       (Fidelity Investments Money Management,
                                                                       Inc.)
                                                                       (Fidelity Management & Research (Far
                                                                       East) Inc.)
                                                                       (Fidelity Management & Research (U.K.)
                                                                       Inc.)
--------------------------------------------------------------------------------------------------------------
Fidelity(R)VIP Asset Manager: Growth(R)-      Total return             FMR (FMR Co., Inc.)
Initial Class                                                          (Fidelity International Investment
                                                                       Advisors)
                                                                       (Fidelity International Investment
                                                                       Advisors (U.K.) Limited)
                                                                       (Fidelity Investments Japan Limited)
                                                                       (Fidelity Investments Money Management,
                                                                       Inc.)
                                                                       (Fidelity Management & Research (Far
                                                                       East) Inc.)
                                                                       (Fidelity Management & Research (U.K.)
                                                                       Inc.)
--------------------------------------------------------------------------------------------------------------
Fidelity(R)VIP Contrafund(R)- Initial Class   Long-term capital        FMR (FMR Co., Inc.)
                                              appreciation             (Fidelity International Investment
                                                                       Advisors)
                                                                       (Fidelity International Investment
                                                                       Advisors (U.K.) Limited)
                                                                       (Fidelity Investments Japan Limited)
                                                                       (Fidelity Management & Research (Far
                                                                       East.) Inc.)
                                                                       (Fidelity Management & Research (U.K.)
                                                                       Inc.)
--------------------------------------------------------------------------------------------------------------
Fidelity(R)VIP Equity-Income - Initial        Reasonable income        FMR (FMR Co., Inc.)
Class
--------------------------------------------------------------------------------------------------------------
Fidelity(R)VIP Growth - Initial Class         Capital appreciation     FMR (FMR Co., Inc.)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 Investment                  Investment Adviser
               Series                            Objectives              (sub-adviser, if applicable)
--------------------------------------------------------------------------------------------------------------
Fidelity(R)VIP High Income - Initial Class    High level of current    FMR (FMR Co., Inc.)
                                              income                   (Fidelity International Investment
                                                                       Advisors)
                                                                       (Fidelity International Investment
                                                                       Advisors (U.K.) Limited)
                                                                       (Fidelity Investments Japan Limited)
                                                                       (Fidelity Management & Research (Far
                                                                       East) Inc.)
                                                                       (Fidelity Management & Research (U.K.)
                                                                       Inc.)
--------------------------------------------------------------------------------------------------------------
Fidelity(R)VIP Index 500 - Initial Class      Total return of          FMR (FMR Co., Inc.)
                                              common stocks            (Geode Capital Management, LLC)
                                              publicly traded in the
                                              United States, as
                                              represented by the
                                              S&P 500
--------------------------------------------------------------------------------------------------------------
Fidelity(R)VIP Investment Grade Bond -        High level of current    FMR (Fidelity International Investment
Initial Class                                 income                   Advisors)
                                                                       (Fidelity International Investment
                                                                       Advisors (U.K.) Limited)
                                                                       (Fidelity Investments Money Management,
                                                                       Inc.)
--------------------------------------------------------------------------------------------------------------
Fidelity(R)VIP Money Market - Initial         High level of current    FMR (Fidelity International Investment
Class                                         income                   Advisors)
                                                                       (Fidelity International Investment
                                                                       Advisors (U.K.) Limited)
                                                                       (Fidelity Investments Money Management,
                                                                       Inc.)
--------------------------------------------------------------------------------------------------------------
Fidelity(R)VIP Overseas - Initial Class       Long-term growth of      FMR (FMR Co., Inc.)
                                              capital                  (Fidelity International Investment
                                                                       Advisors)
                                                                       (Fidelity International Investment
                                                                       Advisors (U.K.) Limited)
                                                                       (Fidelity Investments Japan Limited)
                                                                       (Fidelity Management & Research (Far
                                                                       East) Inc.)
                                                                       (Fidelity Management & Research (U.K.)
                                                                       Inc.)
--------------------------------------------------------------------------------------------------------------
MFS(R)VIT Capital Opportunities - Initial     Capital appreciation     Massachusetts Financial Services
Class                                                                  Company ("MFS")
--------------------------------------------------------------------------------------------------------------
MFS(R)VIT Emerging Growth - Initial           Long-term growth of      MFS
Class                                         capital
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 Investment                  Investment Adviser
               Series                            Objectives              (sub-adviser, if applicable)
--------------------------------------------------------------------------------------------------------------
MFS(R)VIT Investors Trust - Initial Class     Long-term growth of      MFS
                                              capital and
                                              secondarily to
                                              provide reasonable
                                              current income
--------------------------------------------------------------------------------------------------------------
MFS(R)VIT Research - Initial Class            Long-term growth of      MFS
                                              capital and future
                                              income
--------------------------------------------------------------------------------------------------------------
MFS(R)VIT Total Return - Initial Class        Above average            MFS
                                              income and
                                              secondarily to
                                              provide growth of
                                              capital and income
--------------------------------------------------------------------------------------------------------------
MFS(R)VIT Utilities - Initial Class           Capital growth and       MFS
                                              current income
--------------------------------------------------------------------------------------------------------------

        From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

        You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any investment division. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment division, by itself, constitutes a balanced investment plan.

        Affiliates of the Funds compensate us for administering the Funds as variable funding options for the EquiBuilder II Policies. Currently, Massachusetts Financial Services Company, the investment adviser for MFS VIT, and Fidelity Management & Research Company ("FMR"), the investment adviser for Fidelity VIP, pay us fees on an annualized basis, of a maximum of 0.35% of the aggregate net assets of each Fund attributable to the EquiBuilder II Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

Voting Rights of a Policy Owner

        We invest the variable investment divisions' assets in shares of the Funds. We are the legal owner of the shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may:

        .       vote to elect the Boards of Trustees of the Funds;

        . vote to ratify the selection of independent auditors for the Funds; and

        . vote on issues described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

        Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your Policy Account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to Policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

        We reserve the right to vote investment portfolio shares without getting instructions from Policy Owners if the federal securities laws, regulations, or their interpretations change to allow this.

        You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your Policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

        We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

        All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

        Examples of issues that require a portfolio-by-portfolio vote are:

        . changes in the fundamental investment Policy of a particular investment portfolio; or

        .       approval of an investment advisory agreement.

The Guaranteed Interest Division

        We invest any accumulation value you have allocated to our Guaranteed Interest Division as part of our general assets. We credit interest on that account value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4 1/2%. Although this interest increases the amount of any account value that you have in our

Guaranteed Interest Division, account value will also be reduced by any charges that are allocated to this option under the procedures described under "Tables of Charges" beginning on page 11. The charges and expenses of the Funds shown under "Tables of Charges" beginning on page 11 do not apply to our Guaranteed Interest Division.

Illustrations

        We may provide you with illustrations for your Policy's death benefit, Policy Account value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return for your Policy Account value will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's fees and charges, the variable investment divisions' fees and charges, and your Policy loan and partial surrender history.

        Upon your request, we will provide a personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for each personalized illustration prepared if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                 POLICY FEATURES

        Keep in mind as you review the following Policy features that we no longer sell EquiBuilder II Policies.

Age

        Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

Death Benefits

        We will pay the death benefit (less any Policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose one of the following two death benefit options:

        . Option A - the greater of (i) the Policy's Face Amount and (ii) the required minimum death benefit; or

        . Option B - the greater of (i) the Policy's Face Amount plus the Policy Account value and (ii) a multiple of the required minimum death benefit.

        The value of the death benefit under Option B is variable and fluctuates with Policy Account value. However; insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the Policy under Option B will be lower than under Option A, all other things being equal.

        Under both death benefit options, the required minimum death benefit applies if it would provide a greater benefit (before deductions for any outstanding Policy loan and loan interest). This benefit is a percentage multiple of the amount in your Policy Account value. The percentage declines as the Insured Person gets older. The benefit will be your Policy Account value on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the Policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

--------------------------------------------------------------------------------
                          TABLE OF DEATH BENEFITS BASED
                            ON POLICY ACCOUNT VALUES

Insured Person's
Attained Age*        40 or under  45    50    55    60    65    70    75    95

Minimum Death
Benefitas a
Percentage of the
Policy Account       250%         215%  185%  150%  130%  120%  115%  105%  104%
--------------------------------------------------------------------------------

*The percentages are interpolated for ages that are not shown here.

        For example, if the Insured Person is 40 years old and the Policy Account value is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

        These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. See "Federal Tax Considerations," on page 52.

        Under either Option A or Option B, the length of time a Policy remains in force depends on the net cash surrender value of the Policy. Because we deduct the charges that maintain the Policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions. See "Policy Lapse and Reinstatement," on page 51. The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect your Policy Account value. As a result, the returns from these divisions will affect the length of time a Policy remains in force.

        If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the Policy or the required minimum death benefit described above (in either case, less any outstanding Policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option A.

Maturity Benefit

        If the Insured Person is still living on the Policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The Policy will then end.

Policy Issuance Information

        When you complete an application for a Policy, it is submitted to us. We make the decision to issue a Policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a Policy, we will refund any premium paid.

        We will not issue a new Policy having a Face Amount that is less than $50,000, nor will we issue a Policy for an Insured Person who is older than 75.

        No insurance under a Policy will take effect: (a) until we deliver a Policy and you pay the full initial premium while the Insured Person is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

        See "Flexible Premium Payments" on page 27 of this prospectus, for additional information concerning procedures for obtaining a Policy.

Right to Examine

        You have a right to examine your Policy. If for any reason you are not satisfied with it, you may cancel the Policy within the time limits described below by sending it to us with a written request to cancel.

         A request to cancel the Policy must be postmarked no later than the latest of the following two dates:

        .       10 days after you receive your Policy; or

        .       45 days after you sign Part 1 of the Policy application.

        If you cancel the Policy, we will, within seven days of receipt of the Policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account. Insurance coverage ends when you send a request for cancellation.

Flexible Premium Payments

        You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each Policy will show a "planned" periodic premium. You determine the planned premium, within limits we set when you apply for a Policy. Planned premiums may not equal the amount of premiums that will keep your Policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time. If mandated under applicable law, we may be required to reject a premium payment.

        You must pay a minimum initial premium on or before the date on which we deliver the Policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and any additional benefits you select. Make the first premium payment by check or money order payable to "American General Life Insurance Company" or "AGL." Pay any additional premiums by check payable to "American General Life Insurance Company" or "AGL" and send them to our Administrative Center, shown under "Contact Information" on page 4.

        We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application, or by writing to our Administrative Center. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

        Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, Policies may have different minimum premium payments.) We may increase this minimum upon 90 days' written notice. We may also reject premium payments in a Policy year if the payments would cause the Policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," on page 52.

        If you stop paying premiums temporarily or permanently, the Policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a Policy because of investment experience, Policy changes or other factors.

        We have filed a Statement of Additional Information ("SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Changes in EquiBuilder II Policies

        EquiBuilder II Policies provide you flexibility to choose from a variety of strategies which enable you to increase or decrease your insurance protection.

        A reduction in Face Amount lessens emphasis on the Policy's insurance coverage by reducing both the death benefit and the net amount at risk (the difference between the current death benefit under the Policy and the amount of the Policy Account). The reduced net amount at risk results in lower cost of insurance charges against the Policy Account. See "Changing the Face Amount of Insurance," on page 28.

        A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the Policy's Face Amount, while providing a cash payment. It does not reduce the net amount at risk or the cost of insurance charges. See "Policy Account Transactions - Withdrawing Money from the Policy Account," on page 38.

        Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the net amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the net amount at risk and the cost of insurance charge unchanged. See "Flexible Premium Payments," on page 27.

        Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the net amount at risk. See "Changing the Face Amount of Insurance," on page 28.

        Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the net amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the net amount at risk and cost of insurance charge unchanged. See "Flexible Premium Payments," on page 27.

Changing the Face Amount of Insurance

        Any time after the first Policy year while a Policy is in force, you may change your Policy's Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval.

        For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

        Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge against the Policy Account for each Face Amount increase. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

        You may not reduce the Face Amount below the minimum we require to issue a Policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten Policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See "Charges under the Policy - Transaction Fees - Surrender Charge," on page 43.

        Our current procedure is to disapprove a requested decrease in the Face Amount if it would trigger the required minimum death benefit. (This is the federal tax law provision, discussed earlier in this prospectus, that can require us to pay as a death benefit a percentage multiple of the Policy Account value.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the Policy Account, and then we decrease the Face Amount. See "Policy Features - Death Benefits," on page 24.

        Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

        Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a Policy to become a MEC or may have other adverse tax consequences. See "Federal Tax Considerations," page 52.

Changing Death Benefit Options

        Any time after the first Policy year while a Policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount of Policy Account value on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a Policy. If you change the death benefit from Option B to Option A, the Face Amount of insurance will go up by the amount of Policy Account value on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See "Charges under the Policy - Periodic Charges - Cost of Insurance Charge," on page 47.

        Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit option.

        We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

When Face Amount and Death Benefit Changes Go Into Effect

        Any change in the Face Amount or death benefit option of a Policy will be effective at the beginning of the Policy month following the date we approve the request. Any adjustment to Policy charges on account of the change will take effect at the same time. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your Policy. We may also request that you return your Policy to us so that we can make the appropriate changes.

        In some cases, we may not approve a change you request because it might disqualify the Policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See "Federal Tax Considerations," on page 52.

Reports To Policy Owners

        After the end of each Policy year, we will send you a report that shows the current death benefit for your Policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your Policy, the amount of any outstanding Policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also include in reports any information required by state law.

        We will send you notices of transfers of amounts between variable investment divisions and certain other Policy transactions.

Policy Periods, Anniversaries, Dates and Ages

        We measure Policy years, Policy months and Policy anniversaries from the Register Date shown on the Policy Information page in the Policy. Each Policy month begins on the same day in each calendar month as the day of the month that the Register Date occurred. For purposes of receiving Policy Owner requests, we are open for business at the same time that the New York Stock Exchange ("NYSE") is open for business.

        The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each Policy, is the date we actually issue a Policy, and depends on the underwriting and other requirements for issuing a particular Policy. Contestability is measured from the issue date, as is the suicide exclusion.

        If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

        We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the Fidelity VIP Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the Fidelity VIP Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the Policy Account in accordance with your premium allocation percentages. The first time that we assess charges and deductions under the Policy is as of the Register Date. See "Policy Features - Policy Issuance Information," on page 26, regarding the commencement of insurance coverage.

        The final Policy date is the Policy anniversary nearest the Insured Person's 95th birthday. The Policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

                            ADDITIONAL BENEFIT RIDERS

        You may add additional benefit riders to your Policy. We will assess a monthly charge against the Policy Account for each additional benefit rider. You can cancel these benefit riders at any time. Please see the "Tables of Charges" on page 11 of this prospectus for the fees associated with these riders. Your Policy will have more details if you select any of these benefits. The following additional benefit riders are currently available:

Disability Waiver Benefit Rider

        With this benefit, we waive monthly charges from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. There is a charge for this rider. If the disability starts before the Policy anniversary nearest the Insured Person's 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues). You may later elect to terminate this rider. If you do so, the charge will cease.

Accidental Death Benefit Rider

        We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Policy anniversary nearest his or her 70th birthday. There is a charge for this rider. You may later elect to terminate this rider. If you do so, the charge will cease.

Children's Term Insurance Rider

        This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children. There is a charge for this rider. Coverage for an insured child must begin before the child has reached age eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first. You may terminate this rider at any time. If you do so, the charge will cease.

Term Insurance on an Additional Insured Person Rider

        This rider allows you to obtain term insurance for another person, such as the Insured Person's spouse. There is a charge for this rider. This rider is a level death benefit term insurance rider with annually increasing cost of insurance charges. The minimum amount of coverage is $25,000 and the maximum is five times the Policy's Face Amount. The coverage and deductions expire on the Policy anniversary nearest the Insured Person's age 70. You may later elect to terminate this rider. If you do so, the charge will cease.

                           POLICY ACCOUNT TRANSACTIONS

        The following transactions may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See "Policy Features - Changes in EquiBuilder II Policies," on page 28. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 43.

E-Delivery, E-Service, Telephone Transactions and Written Transactions

        See page 33 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

Changing Premium and Deduction Allocation Percentages

        You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

Transfers of Policy Account Value Among Investment Divisions

        You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We consider your instruction to transfer from or to more than one investment division at the same time to be one transfer. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. To make a transfer, give us instructions at our Administrative Center, shown under "Contact Information" on page 4.

        If there is a charge for making a transfer, we will allocate the charge as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 48. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

        A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each Policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a Policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

        Special rules apply to transfers from the Guaranteed Interest Division. See "Policy Account Transactions - Transfers from the Guaranteed Interest Division," on page 23.

Market Timing

        The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

        . dilution in the value of Fund shares underlying investment options of other Policy Owners;

        . interference with the efficient management of the Fund's portfolio; and

        .       increased administrative costs.

        We have policies and procedures that require us to monitor the Policies to determine if a Policy Owner requests:

        . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option;

        . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

        . exchanges into or out of the same variable investment option, other than the money market investment option, more than twice in any one calendar quarter.

        If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

        The procedures above will be followed in all circumstances and we will treat all Policy Owners the same.

        In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

Fund-Rejected Transfers

        Some of the Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. We will follow the Fund's instructions. Please read the Funds' prospectuses and supplements for information about restrictions on transfers.

Transfers from the Guaranteed Interest Division

        You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Investment Division if we receive it within 30 days after a Policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy when we issued it. The smallest amount that you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy.

Borrowing from the Policy Account

        At any time that a Policy has a net cash surrender value, you may borrow money from us using only your Policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the Policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a Policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations," on page 52, with respect to the federal income tax consequences of a loan.

Loan Requests

        Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

        If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

Policy Loan Interest

        Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The same rate applies to any outstanding Policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

        The maximum rate is the greater of:

        .       5 1/2% ; or

        . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

        If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the Policy.

        We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

        Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

When Interest is Due

        Interest on any money you borrow from your Policy Account is due on each Policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

Repaying the Loan

        You may repay all or part of a Policy loan at any time while the Insured Person is alive and a Policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a Policy loan is outstanding, we will apply all amounts we receive in respect to that Policy as a premium unless you include with the payment written instructions that we should apply it to repayment of the Policy loan.

        We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the Fidelity VIP Equity - Income Division, we will not allocate repayments to the Fidelity VIP Equity - Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

The Effects of a Policy Loan on the Policy Account

        A loan against a Policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the Policy, even if you repay it. When we make a loan against a Policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

        We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. Currently, the interest rate for loaned amounts in all years in the Guaranteed Interest Division is 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, but never less than 4 1/2%. Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

        The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Fidelity VIP Money Market division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Fidelity VIP Money Market division. However, the $1,000 earns interest at a declared interest rate.

        A Policy loan may also affect the amount of time that the insurance provided by a Policy remains in force. For example, a Policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the Policy, then the lapse provisions of the Policy will apply. Since the Policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the Policy in force if you borrowed the maximum amount. For more information about these provisions, see "Policy Lapse and Reinstatement," on page 51 of this prospectus.

Withdrawing Money from the Policy Account

        After a Policy has been in effect for a year, you may request a partial surrender of the net cash surrender value by sending us a written request. The partial surrender and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any partial surrender is subject to certain conditions. It must:

        .       be at least $500;

        . not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy; and

        . not cause the Policy to fail to qualify as life insurance under applicable law.

        You may specify how much of the partial surrender you want taken from each investment division. If you do not give us instructions, we will make the partial surrender on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account were in the Guaranteed Interest Division and 50% were in the Fidelity VIP Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

        When you make a partial surrender of net cash surrender value, we assess a partial surrender processing fee against the Policy Account of a maximum of the lesser of $25 or 2% of the partial surrender amount. This charge is currently $10. We will allocate this charge equally among the divisions from which the partial surrender was made. If we cannot allocate the charge in this manner, we will allocate it as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 48.

        A partial surrender of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "Policy Features - Death Benefits," on page 24.

        If you elected death benefit Option A, we will also reduce the Face Amount of the Policy by the amount of the partial surrender so there will be no change in the net amount at risk. We will not assess a surrender charge in connection with the reduction in Face Amount. We will send you an endorsement to reflect this change. We may ask you to return the Policy to us so that we can make a change. A partial surrender will not affect the Face Amount of the Policy if death benefit Option B is in effect. See "Federal Tax Considerations," on page 52, for the tax consequences of a partial surrender. A Policy loan may be more advantageous if your need for cash is temporary.

Surrendering the Policy for Its Net Cash Surrender Value

        During the first ten Policy years, the cash surrender value of a Policy is the amount in the Policy Account minus the surrender charge described under "Charges under the Policy - Transaction Fees - Surrender Charge," on page 44. After ten Policy years, the cash surrender value and Policy Account are the same. Especially during the initial Policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

        You may surrender a Policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the Policy and a written request in a form satisfactory to us. The net cash surrender value of the Policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the Policy, and all insurance coverage under the Policy will end on that date. See "Federal Tax Considerations," on page 52, for the tax consequences of a surrender.

                                 POLICY PAYMENTS

Payment Options

        We can pay Policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division because none of the payment options is a variable payment option. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment Options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

        The following payment options are generally available:

        Income Payments for a Fixed Period. We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

        Life Income with Payments Guaranteed for a Fixed Term of Years. We will make payment at agreed intervals for a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

        Proceeds at Interest. The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

        Fixed Amount. We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

        We guarantee interest under the foregoing options at the rate of 3% a year.

        We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

        The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

        We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

        You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. See "The Beneficiary," on page 41. Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

        We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

The Beneficiary

        You must name a beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the Insured Person's lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

        At the time of the Insured Person's death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

Assignment of a Policy

        You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

        We will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Center, shown under "Contact Information" on page 4. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

        We may defer determination of values and payment for one or more of the following reasons:

        . We contest the Policy, or we are deciding whether or not to contest the Policy;

        .       the NYSE is closed other than weekend and holiday closings;

        .       trading on the NYSE is restricted;

        . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the value of the variable investment divisions is not reasonably practicable; or

        .       the SEC by order so permits for the protection of Policy Owners.

        We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

Delay Required under Applicable Law

        We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

        We have the right at any time to:

        . transfer the resulting balance in an investment division in accordance with any transfer request you make that reduces your accumulation value for that division to below $500;

        . transfer the entire balance in proportion to any other investment divisions you then are using, if the accumulation value in an investment division is below $500 for any other reason;

        . replace the underlying Fund that any investment division uses with another Fund, subject to SEC and other required regulatory approvals;

        . add, delete or limit investment divisions, combine two or more investment divisions, or withdraw assets relating to the Policies from one investment division and put them into another, subject to SEC and other required regulatory approvals;

        . operate the Separate Account under the direction of a committee or discharge such a committee at any time;

        .       change our underwriting and risk class guidelines;

        . operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

        . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

        You will be notified as required by law if there are any material changes in the underlying investments of an investment division that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval, SEC and required regulatory approvals.

                            CHARGES UNDER THE POLICY

        Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first Policy month from the Fidelity VIP Money Market division.

        The following information describes the charges under the Policy as shown beginning on page 11 in the "Tables of Charges" section. Please review both prospectus sections, and the Policy form itself, for information on charges. We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

Transaction Fees

        Statutory Premium Taxes. All states and certain other jurisdictions tax premium payments (the deduction is called a tax charge back if we issued your Policy in Oregon). Taxes currently range up to 3.5%. We deduct the applicable tax from each premium payment. This is a tax to AGL, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax will also vary with the amount of the premium payment. If you change your place of residence, we will change the deduction to match the new tax rate. Please notify us if you move.

        Surrender Charge (for full surrenders). Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth Policy year, there is no surrender charge.

        The maximum surrender charge will not be more than 50% of one Target Premium. Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge we currently assess equals the sum of

        . 30% of premium payments you make during the first Policy year up to the amount of one Target Premium, and

        . 9% of any additional premiums you pay during the first through tenth Policy years.

        Under the Policy's formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year. If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge. Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

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Assume a $200,000 initial Face Amount Policy for a male age 40. This Policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each Policy year and that no benefit riders have been selected. The following table shows the surrender charge only which would apply under different premium payment assumptions if surrender of the Policy were to occur during the indicated Policy year.
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             Premium               Premium               Premium
             Payment               Payment               Payment
During Year  Assumptions  Charge   Assumptions  Charge   Assumptions  Charge
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     1         $3,000     $   749    $2,280     $   864    $1,140     $   342
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     2          3,000       1,019     2,280         889     3,420         650
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     3          3,000       1,140     2,280       1,094     2,280         855
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     4          3,000       1,140     2,280       1,140     2,280       1,060
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     5          3,000       1,140     2,280       1,140     2,280       1,140
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     6          3,000       1,140     2,280       1,140     2,280       1,140
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     7          3,000         912     2,280         912     2,280         912
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     8          3,000         684     2,280         684     2,280         684
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     9          3,000         456     2,280         456     2,280         456
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    10          3,000         228     2,280         228     2,280         228
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        We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

        Surrender Charge (for Face Amount decreases). During the first ten Policy years, we will treat a decrease in the Face Amount of a Policy as a surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a Policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the Policy). Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

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For example, assume that we issue a Policy for a male age 40 with a Face Amount of $200,000. In the third Policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three Policy years and that the maximum surrender charge for the third Policy year is $1,140. To determine the pro rata surrender charge:

Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000 / $200,000 = .5)

Then multiply this fraction by the surrender charge in effect before the decrease.
                Pro rata surrender charge = .5 x $1,140 = $570.

Thus, you would be charged $570 for decreasing the Face Amount of this Policy from $200,000 to $100,000 during the third Policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the Policy or let the Policy lapse after you pay enough premiums to reach the maximum.
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        Partial Surrender Processing Fee. For withdrawals of less than your full Policy Account value, we will deduct a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See "Policy Account Transactions - Withdrawing Money from the Policy Account" on page 38.

        We do not charge a partial surrender processing fee for Face Amount decreases.

        Face Amount Increase Charge. There is an administrative charge that is currently $1.50 for each $1,000 of Face Amount increase up to a maximum charge of $300. See "Policy Features - Changes in EquiBuilder II Policies," on page 28.

        Transfers. If you make more than four transfers of Policy Account value in a Policy year among variable investment divisions, we may charge up to $25 for each additional transfer in that Policy year. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See "Policy Account Transactions - Transfers of Policy Account Value Among Investment Divisions," on page 33. We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer.

        Policy Owner Additional Illustration Charge. If you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a Policy year, we may charge a $25 fee.

Periodic Charges

        At the beginning of each Policy month, we deduct the following charges from each Policy Account.

        Administrative Charge. At the beginning of each of the first 12 Policy months that a Policy is in effect, we will also deduct an administrative charge of $30 per month. After the first 12 Policy months, the current charge will be $6 per month. We may raise this $6 charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

        For the first 12 Policy months, we use this charge to recover costs of issuing and placing the Policy such as application processing, medical examinations, establishment of Policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class). After the first 12 Policy months, this charge is used to cover the continuing costs of maintaining the EquiBuilder II Policies, such as premium billing and collection, claim processing, Policy transactions, record keeping, other expenses, overhead, and communications with Policy Owners, such as regulatory mailings and responding to Policy Owners' requests.

        Cost of Insurance Charge. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the net amount at risk at the beginning of the Policy month divided by $1,000. The net amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see "Policy Features - Death Benefits," on page
24), the net amount at risk for the month will also rise.

        For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the net amount at risk and with the Insured Person's increasing age.

        We base the cost of insurance rates on the Insured Person's sex, age and risk class and the Face Amount of the Policy at the time of the charge. We may change these rates from time to time, but they will never be more than the maximum guaranteed rates set forth in a particular Policy. We base the maximum guaranteed charges on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables.

        In Montana and Massachusetts cost of insurance rates will not vary based on sex. Where required, we will provide cost of insurance charges that do not distinguish between males and females. See "Employee Benefit Plans" on page 7 of the SAI.

        Mortality and Expense Risk Charge. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that Insured Persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering Policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an annual effective rate of 0.75% of the value of the assets in the Separate Account attributable to EquiBuilder II Policies. This charge affects the unit values for the variable investment divisions. See "Policy Account Value - Determination of the Unit Value" on page 50.

        We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

        Optional Rider Charges. We will deduct the cost of any additional (optional) benefit riders on a monthly basis. We may change these charges, but each Policy contains tables showing the guaranteed maximum rates for all of these insurance costs. See "Tables of Charges" on page 11.

Annual Fund Expenses

        The value of the net assets of each variable investment division reflects the management fees and other expenses incurred by the corresponding Fund in which the variable investment division invests. For further information, consult the Funds' prospectuses and the "Tables of Charges" section in this prospectus.

         We guarantee that the fees for partial withdrawals, increases in Face Amounts and for transfers will never exceed the Maximum Guaranteed Charges shown in the "Tables of Charges." See also "Charges Under the Policy - Transaction Fees - Surrender Charge," on page 44.

Allocation of Policy Account Charges

        Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive your instructions in good order.

        We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

                              POLICY ACCOUNT VALUE

        The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each Policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

        Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See "The Guaranteed Interest Division" on page 23.

Amounts in the Variable Investment Divisions

        We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the effective date of the transaction. (See "Policy Account Transactions" regarding the effective dates of Policy Account transactions.)

        The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

        You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

Business Day and Close of Business

        We compute unit values for each variable division on each day that the NYSE is open for business. We call each such day a "business day." We compute Policy values as of the time the

NYSE closes on each business day, which usually is 3:00 p.m. Central time. We call this our "close of business." We are closed only on those holidays the NYSE is closed.

        Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 4 of this prospectus. If we receive it after the close of business on any business day, however, we consider that we have received it on the business day following that business day. Any premium payments we receive after our close of business are held in our general account until the next business day.

Determination of the Unit Value

        The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

        We determine a net investment factor for each variable investment division every business day as follows:

        . First, each Fund produces a price per Fund share following each close of the NYSE and provides that price to us;

        . Next, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any Policy transactions for that day, such as premium payments or surrenders);

        . Then, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

        . Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any Policy transactions on that day);

        . Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an annual effective rate of 0.75%; and

        . Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

        Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                         POLICY LAPSE AND REINSTATEMENT

Lapse of the Policy

        If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any Policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the Policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding Policy loan plus loan interest exceeds the cash surrender value of the Policy. In either case, we will notify you and give you a grace period of 61 days to pay an additional premium to prevent lapse of the Policy, and that you must pay an amount of premium that we determine will cover estimated monthly charges for three months, to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid.

        If we receive at least the amount to cover three months' charges before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account, and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the Policy.

        If we do not receive at least the amount to cover three months' charges within the 61 days, the Policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the charges owed us, including any applicable surrender charge. We will inform you that your Policy has ended without value.

        If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding Policy loan and loan interest and overdue charges.

Reinstatement of the Policy

        You may reinstate your Policy within three years after it lapses if:

        .       you provide evidence that the Insured Person is still insurable;
                and

        . you send us a premium payment sufficient to keep the Policy in force for three months after the date it is reinstated.

        The effective date of the reinstated Policy will be the beginning of the Policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce your maximum surrender charge by the amount of all surrender charges you have already paid. We will calculate future surrender charges as if the Policy had been in force since the original Register Date. We will not reinstate previous loans.

                           FEDERAL TAX CONSIDERATIONS

        Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

        Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

        This discussion is based on current federal income tax law and interpretations. It assumes that the Policy Owner is a natural person who is a U.S. citizen or U.S. resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific tax treatment of your Policy based on your individual factual situation.

        General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and
(b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will at issue meet these requirements and that:

        . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

        . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

        The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

Testing for modified endowment contract status

        The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

        If, at any time during the first seven Policy years:

        .       you have paid a cumulative amount of premiums;

        . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

        . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

        then your Policy will be a modified endowment contract.

        Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

        If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

        We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

        A life insurance Policy that is received in a tax free I.R.C. ss.1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

Other effects of Policy changes

        Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

Rider benefits

        We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

Taxation of pre-death distributions if your Policy is not a modified endowment contract

        As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

        After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

        On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

Taxation of pre-death distributions if your Policy is a modified endowment contract

        If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

        . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

        . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

        . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

        For modified endowment contracts, your basis:

        .       is similar to the basis described above for other Policies; and

        . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

        A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply:

        .       to taxpayers 59 1/2years of age or older;

        .       in the case of a disability (as defined in the Code); or

        . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

        If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

        Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Policy lapses and reinstatements

        A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

Diversification and investor control

        Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance Policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. The Separate Account, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

        The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within the Separate Account may cause the Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a Policy Owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of the Separate Account.

Estate and generation skipping taxes

        If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

        The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the 2001 Act) brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $2.0 million for decedents dying in 2006. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

        As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $2.0 million in 2006. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

        The particular situation of each Policy Owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

Life insurance in split dollar arrangements

        The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

        In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

        In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

        Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

Pension and profit-sharing plans

        If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

        The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-4.

        There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

Other employee benefit programs

        Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

        Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

Our taxes

        We report the operations of the Separate Account in our federal income tax return, but we currently pay no income tax on the Separate Account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance Policy reserves. We currently make no charge to any Separate Account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes we incur that are allocable to the Policy.

        We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policy.

        Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

When we withhold income taxes

        Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

        In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

Tax changes

        The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

        AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

        The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

        On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the AGL, the Separate Account and its principal underwriter, AGESC, and American Home, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated
Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

        AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including AGL, the Separate Account and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

        Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

        As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

        Subject to the receipt of permanent relief, AGL, the Separate Account and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

                              FINANCIAL STATEMENTS

        The Financial Statements of AGL, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-340-2765.

                                   DEFINITIONS

Here are definitions of certain terms used in this prospectus:

Administrative Center - The address of the Administrative Center of AGL is Variable Universal Life Administration, P.O. Box 4880, Houston, Texas 77210-4880. See "Contact Information" on page 4.

Age - The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

AGL, We, Our, Us - American General Life Insurance Company, a Texas stock life insurance company and the issuer of the EquiBuilder II individual flexible premium variable life insurance Policies described in this prospectus.

Face Amount - The face amount of insurance shown on the Policy Information page of a Policy. The Face Amount is the minimum death benefit payable under a Policy while the Policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the Policy and any due and unpaid charges.

Fund(s) - Portfolio(s) of Fidelity Variable Insurance Products and MFS Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund or Mutual Fund, and collectively, as the Funds or Mutual Funds.

Guaranteed Interest Division - A part of AGL's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by AGL.

Insured Person - The person whose life is insured under a Policy.

Policy Account - The sum of amounts allocated to the investment divisions of the Separate Account and AGL's Guaranteed Interest Division for a particular Policy.

Policy anniversary - An anniversary of the Register Date of a Policy while the Policy is in effect.

Policy month - A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a Policy is in effect.

Policy Owner, You, Your - The person designated as Policy Owner on the Policy Information page of a Policy.

Policy year - An annual period beginning on the Register Date and on each anniversary of the Register Date while the Policy is in effect.

Register Date - The date we issue a Policy or the date we receive a full initial premium payment, whichever is earlier.

SEC - The Securities and Exchange Commission.

Separate Account - Separate Account VUL-2, a segregated investment account of AGL established under the Insurance Laws of the State of Texas in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding Funds.

Statement of Additional Information - The Statement of Additional Information ("SAI") is a document, separate from this prospectus, that contains additional information about the EquiBuilder II Policies.

Target Premium - A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for each EquiBuilder II Policy is shown on the Policy Information page of the Policy.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG AMERICAN GENERAL                                      Privacy Notice

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

     . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

          .    Given to us on applications or other forms;

          .    About transactions with us, our affiliates, or third parties;

          . From others, such as credit reporting agencies, employers, and federal and state agencies.

     . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

     . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

     . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

     . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

     . We do not share Nonpublic Personal Information about you except as allowed by law.

     . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

          (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

          (ii) other organizations with which we have joint marketing agreements as permitted by law.

     . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

     . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

     . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

     .    You will be notified if our privacy policy changes.

     .    Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

California, New Mexico and Vermont Residents Only:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2006 American International Group, Inc. All rights reserved.

AGLC0375 Rev0306

[GRAPHIC APPEARS HERE]                            Service that
                                                     Clicks.

                          Easy, and convenient for you

With E-Service from AIG American                   [LOGO OF ESERVICE]
General/1/, you have access to the
most up-to-date policy information,     Need more information?
24 hours a day, 7 days a week. And      Call our E-Service Customer Service
with E-Delivery, you can choose to be   Center at 800-280-2011 between 7:00 a.m.
notified via e-mail that certain        and 6:00 p.m. Central Time, Monday
regulatory documents are available      through Friday.
online for you to view, eliminating
the clutter of large, bulky mailings.   Visit www.aigag.com and click on the
                                        link to sign up for E-Service and
E-Service Highlights                    E-Delivery!

..  Policy information available         American General Life Insurance Company
   --  Values                           A member company of American
   --  Billing information               International Group, Inc.

..  Transactions available               VUL Administration
   --  Address changes                  P.O. Box 4880
   --  VUL allocation changes           Houston, Texas 77210-4880
   --  VUL fund transfers               www.aigag.com
   --  Beneficiary changes
                                        Variable life insurance policies are
.. Service forms can be downloaded       issued by American General Life
                                        Insurance Company and distributed by
.. Frequently asked questions (FAQ)      American General Equity Services
                                        Corporation, member NASD and a member
E-Delivery Highlights                   company of American International
                                        Group, Inc.
.. Receive email notifications of
  newly posted                          American General Life Insurance
  --  VUL prospectuses                  Company does not solicit business in
  --  Fund financial reports            the state of New York. Policies not
                                        available in all states.
/1/  AIG American General,
     www.aigag.com, is the marketing    (C) 2006 American International Group,
     name for the insurance companies   Inc. All rights reserved.
     and affiliates of American
     International Group, Inc. (AIG),   AGLC101116 REV0306
     which comprise AIG's Domestic
     Life Insurance Operations.

================================================================================

WE KNOW LIFE.(R)                                  [LOGO OF AIG AMERICAN GENERAL]

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO] AIG AMERICAN GENERAL

                                For E-Service and
                             E-Delivery, or to view
                            and print Policy or Fund
                            prospectuses visit us at
                                 www.aigag.com.

For additional information about the EquiBuilder II Policies and the Separate Account, you may request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2006. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the EquiBuilder II Policies, including personalized illustrations of death benefits, cash surrender values, and Policy Account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F. Street NE, Washington, DC 20549

Policies issued by:
American General Life Insurance Company A member company of
American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

EquiBuilder II Flexible Premium Variable Universal Life Insurance
Policy Form Number T1735

Not available in the state of New York

EquiBuilder II policies are distributed by American General Equity Services Corporation
Member NASD

A member company of American International Group, Inc.

                             [GRAPHIC APPEARS HERE]
                              INSURANCE MARKETPLACE
                              STANDARDS ASSOCIATION

                         Membership in IMSA applies only
                            to American General Life
                        Insurance Company and not to its
                                    products.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2006 American International Group, Inc. All rights reserved.
ICA File No. 811-06366

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VUL-2

                          EQUIBUILDER(TM) II POLICIES

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5258

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2006

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VUL-2 (the "Separate Account" or "Separate Account VUL-2") dated May 1, 2006, describing the EquiBuilder II flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The Policy prospectus sets forth information that a prospective investor should know before investing. For a copy of the Policy prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Each term used in this SAI has the same meaning as is defined in the Policy prospectus.

                               TABLE OF CONTENTS

GENERAL INFORMATION............................ 3

   AGL......................................... 3
   Separate Account VUL-2...................... 3
   American Home Assurance Company............. 3

SERVICES....................................... 4

MORE INFORMATION ON LAPSE OF THE POLICY........ 4

DISTRIBUTION OF THE POLICIES................... 4

ADDITIONAL INFORMATION......................... 5

   Material Conflicts.......................... 5
   Limits on AGL's Right to Challenge a Policy. 6
   Employee Benefit Plans...................... 7
   Dividends................................... 7

FINANCIAL STATEMENTS........................... 7

   Separate Account Financial Statements....... 7
   AGL Financial Statements.................... 7
   American Home Financial Statements.......... 8

INDEX TO FINANCIAL STATEMENTS.................. 8

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

   AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VUL-2

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VUL-2. Separate Account VUL-2 is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

   For record keeping and financial reporting purposes, Separate Account VUL-2 is divided into 16 separate "divisions," all of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 16 divisions are also offered under another AGL policy. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

   The assets in Separate Account VUL-2 are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG and an affiliate of AGL.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2005, 2004 and 2003, AGL paid AGLC for these services $317,771,939, $329,659,308 and $299,019,857, respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                    MORE INFORMATION ON LAPSE OF THE POLICY

   A Policy which has lapsed may have tax consequences, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   If your Policy lapses, you will not be able to take any loans or surrenders from your Policy unless you make a full surrender (subject to applicable surrender charges). You will also not be permitted to transfer Policy Account value between investment divisions while your Policy is in lapse.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We sell our Policies primarily through our insurance agents or brokers, who are authorized by law to sell variable life insurance. Pursuant to a selling agreement between us, AGESC and American General Securities Incorporated ("AGSI"), AGSI will employ and supervise agents chosen by us to sell the Policies and will use its best efforts to qualify such persons as its registered representatives. AGSI, an affiliate of AGL, is registered with the SEC as a broker-dealer under 1934 Act and is a member of the NASD.

   The Policies may also be sold by persons who are registered representatives of other registered broker-dealers who are members of the NASD, and with whom AGESC may enter into a selling agreement.

   Registered representatives of AGSI (who prior to October 1, 2002, were registered representatives of Franklin Financial Services Corporation) and other registered broker-dealers, earn commissions on Policy sales of up to 90% of premiums paid during the first Policy year. For Policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. While no new Policies will be sold on or after January 2, 2003, commissions earned on past Policy sales will still be paid to AGSI and other registered broker-dealers of record.

   These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by AGL. They do not result in any additional charges against the Policy that are not described in the Policy prospectus.

   Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

                            ADDITIONAL INFORMATION

Material Conflicts

   We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

  .   state insurance law or federal income tax law changes;

  .   investment management of an investment portfolio changes; or

  . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

Limits on AGL's Right to Challenge a Policy

   We can challenge the validity of an insurance Policy (based on material misstatements in the application or, with respect to any Policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the Policy under our rules. However, there are some limits on how and when we can challenge the Policy.

   Except on the basis of fraud, we cannot challenge the Policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

   Except on the basis of fraud, we cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

   We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

   If the Insured Person dies within the time that the validity of the Policy may be challenged, we may delay payment until we decide whether to challenge the Policy.

   If the Insured Person's age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

   If the Insured Person commits suicide within two years after the date on which the Policy was issued or reinstated, we will limit the proceeds payable to the total of all premiums that you paid to the time of death minus the amount of any outstanding Policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

Employee Benefit Plans

   Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. We did not design the Policies for use in connection with qualified plans or trusts under federal tax laws.

Dividends

   We pay no dividends on the Policies offered by this Prospectus.

                             FINANCIAL STATEMENTS

   In 2002, due to AIG's acquisition of AGL and its affiliated companies, AGL changed its independent auditor from Ernst & Young LLP, located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 to PricewaterhouseCoopers LLP ("PwC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2005 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2005 of the Separate Account, appearing herein, have been audited by PwC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

AGL Financial Statements

   The consolidated balance sheets of AGL as of December 31, 2005 and 2004 and the related statements of income, shareholder's equity, comprehensive income and cash flows for the three years ended December 31, 2005, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

American Home Financial Statements

   The statutory statement of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the two years in the period ended December 31, 2005, appear herein, in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AGL that we include in this SAI primarily as bearing on the ability of AGL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under a guarantee agreement that guarantees the insurance obligations of the Policies.

 I.  Separate Account VUL-2 2005 Financial Statements         Page
     ----------------------------------------------------   ---------
Report of PricewaterhouseCoopers LLP, Independent
  Registered Public Accounting Firm......................   VUL-2 - 1
Statement of Net Assets as of December 31, 2005..........   VUL-2 - 2
Statement of Operations for the year ended December 31,
  2005...................................................   VUL-2 - 3
Statement of Changes in Net Assets for the years ended
  December 31, 2005 and 2004.............................   VUL-2 - 4
Notes to Financial Statements............................   VUL-2 - 8

II.  AGL 2005 Consolidated Financial Statements               Page
     ----------------------------------------------------   ---------

Report of PricewaterhouseCoopers LLP, Independent
  Registered Public Accounting Firm......................       F - 1
Consolidated Balance Sheets as of December 31, 2005 and
  2004 (restated)........................................       F - 2
Consolidated Statements of Income for the years ended
  December 31, 2005, 2004 (restated) and 2003
  (restated).............................................       F - 4
Consolidated Statements of Shareholder's Equity for the
  years ended December 31, 2005, 2004 (restated) and
  2003 (restated)........................................       F - 5
Consolidated Statements of Comprehensive Income for the
  years ended December 31, 2005, 2004 (restated) and
  2003 (restated)........................................       F - 6
Consolidated Statements of Cash Flows for the years ended
  December 31, 2005, 2004 (restated) and 2003
  (restated).............................................       F - 7
Notes to Consolidated Financial Statements...............       F - 9

III. American Home Financial Statements (Statutory Basis)     Page
     ----------------------------------------------------   ---------

Report of PricewaterhouseCoopers LLP, Independent
  Auditors...............................................       2
Statements of Admitted Assets (Statutory Basis) as of
  December 31, 2005 and 2004.............................       3
Statements of Liabilities, Capital and Surplus (Statutory
  Basis) as of December 31, 2005 and 2004................       4
Statements of Income and Changes in Capital and Surplus
  (Statutory Basis) for the years ended December 31, 2005
  and 2004...............................................       5
Statements of Cash Flow (Statutory Basis) for the years
  ended December 31, 2005 and 2004.......................       6
Notes to Statutory Basis Financial Statements............       7

[LOGO] AIG AMERICAN GENERAL

                                              Variable Universal Life Insurance
                                                         Separate Account VUL-2

                                                                           2005
                                                                  Annual Report

                                                              December 31, 2005

                                        American General Life Insurance Company
                         A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1201 Louisiana
Suite 2900
Houston, TX 77002-5678
Telephone (713) 356-4000
Facsimile (713) 356-4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and Policy Owners of American General Life Insurance Company Separate Account VUL-2

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of American General Life Insurance Company Separate Account VUL-2 (the "Separate Account") at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the investment companies, provide a reasonable basis for our opinion. The financial highlights as of and for the year ended December 31, 2001 were audited by another independent registered public accounting firm whose report dated March 29, 2002, except for footnote 7 as to which date is December 20, 2002 and footnote 8 as to which date is April 29, 2005, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

April 5, 2006

                                   VUL 2 - 1

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF NET ASSETS
December 31, 2005

                                                                                 Due from (to)
                                                                  Investment    American General
                                                                securities - at  Life Insurance
Divisions                                                         fair value        Company      Net Assets
--------------------------------------------------------------  --------------- ---------------- -----------
Fidelity VIP Asset Manager Portfolio - Initial Class              $26,791,644         $--        $26,791,644
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class       13,032,156          --         13,032,156
Fidelity VIP Contrafund Portfolio - Initial Class                  66,558,226          --         66,558,226
Fidelity VIP Equity-Income Portfolio - Initial Class               70,134,843           1         70,134,844
Fidelity VIP Growth Portfolio - Initial Class                      86,923,336          --         86,923,336
Fidelity VIP High Income Portfolio - Initial Class                  3,915,571          --          3,915,571
Fidelity VIP Index 500 Portfolio - Initial Class                   60,876,472          (1)        60,876,471
Fidelity VIP Investment Grade Bond Portfolio - Initial Class        6,536,404          --          6,536,404
Fidelity VIP Money Market Portfolio - Initial Class                 5,504,422          --          5,504,422
Fidelity VIP Overseas Portfolio - Initial Class                    18,732,657          --         18,732,657
MFS VIT Capital Opportunities Series - Initial Class               11,651,803          (1)        11,651,802
MFS VIT Emerging Growth Series - Initial Class                     19,155,621          --         19,155,621
MFS VIT Investors Trust Series - Initial Class                      4,807,503          (1)         4,807,502
MFS VIT Research Series - Initial Class                             8,897,145          --          8,897,145
MFS VIT Total Return Series - Initial Class                         9,462,715          --          9,462,715
MFS VIT Utilities Series - Initial Class                           11,816,045          --         11,816,045

                            See accompanying notes.

                                   VUL-2 - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

                                       A            B          A+B=C          D              E             F           C+D+E+F

                                                                                                     Net change in    Increase
                                              Mortality and                                            unrealized   (decrease) in
                                               expense risk     Net                    Capital gain   appreciation   net assets
                                   Dividends       and       investment  Net realized  distributions (depreciation)   resulting
                                  from mutual administrative   income   gain (loss) on  from mutual        of           from
Divisions                            funds       charges       (loss)    investments       funds      investments    operations
--------------------------------  ----------- -------------- ---------- -------------- ------------- -------------- -------------
Fidelity VIP Asset Manager
  Portfolio - Initial Class       $  737,327    $(202,422)   $ 534,905   $  (284,007)   $    9,453     $  582,850    $  843,201
Fidelity VIP Asset Manager:
  Growth Portfolio - Initial
  Class                              302,822      (95,554)     207,268      (243,950)           --        423,016       386,334
Fidelity VIP Contrafund
  Portfolio - Initial Class          178,654     (459,959)    (281,305)    1,257,223        11,166      8,329,623     9,316,707
Fidelity VIP Equity-Income
  Portfolio - Initial Class        1,115,054     (513,047)     602,007       741,640     2,450,365       (406,482)    3,387,530
Fidelity VIP Growth Portfolio -
  Initial Class                      423,451     (633,500)    (210,049)      375,514            --      3,931,203     4,096,668
Fidelity VIP High Income
  Portfolio - Initial Class          569,899      (28,790)     541,109      (218,629)           --       (246,589)       75,891
Fidelity VIP Index 500 Portfolio
  - Initial Class                  1,050,532     (446,767)     603,765       940,486            --        820,447     2,364,698
Fidelity VIP Investment Grade
  Bond Portfolio - Initial
  Class                              249,859      (50,377)     199,482       (12,163)      150,957       (242,987)       95,289
Fidelity VIP Money Market
  Portfolio - Initial Class          176,680      (44,323)     132,357            --            --             --       132,357
Fidelity VIP Overseas Portfolio
  - Initial Class                    106,829     (123,495)     (16,666)     (135,068)       83,605      2,962,736     2,894,607
MFS VIT Capital Opportunities
  Series - Initial Class              88,182      (87,342)         840    (1,003,351)           --      1,094,784        92,273
MFS VIT Emerging Growth Series -
  Initial Class                           --     (134,715)    (134,715)   (1,869,561)           --      3,478,923     1,474,647
MFS VIT Investors Trust Series -
  Initial Class                       24,943      (34,207)      (9,264)      (32,021)           --        338,268       296,983
MFS VIT Research Series -
  Initial Class                       40,641      (64,120)     (23,479)     (201,732)           --        808,508       583,297
MFS VIT Total Return Series -
  Initial Class                      178,746      (66,993)     111,753        71,350       350,431       (340,338)      193,196
MFS VIT Utilities Series -
  Initial Class                       62,007      (79,119)     (17,112)      (84,626)           --      1,678,786     1,577,048

                            See accompanying notes.

                                   VUL-2 - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Divisions
                                                  ------------------------------------------------------------------------------
                                                                     Fidelity VIP Asset     Fidelity VIP
                                                  Fidelity VIP Asset   Manager: Growth       Contrafund      Fidelity VIP Equity-
                                                  Manager Portfolio  Portfolio - Initial Portfolio - Initial  Income Portfolio -
                                                   - Initial Class          Class               Class           Initial Class
                                                  ------------------ ------------------- ------------------- --------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                      $   534,905         $   207,268         $  (281,305)        $   602,007
   Net realized gain (loss) on investments              (284,007)           (243,950)          1,257,223             741,640
   Capital gain distributions from mutual
     funds                                                 9,453                  --              11,166           2,450,365
   Net change in unrealized appreciation
     (depreciation) of investments                       582,850             423,016           8,329,623            (406,482)
                                                     -----------         -----------         -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                             843,201             386,334           9,316,707           3,387,530
                                                     -----------         -----------         -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        2,881,606           1,891,456           6,963,807           7,574,655
   Net transfers from (to) other Divisions or
     fixed rate option                                  (188,062)            (88,384)            790,514              70,171
   Cost of insurance and other charges                (2,428,213)         (1,192,282)         (4,265,984)         (5,422,584)
   Policy loans                                         (307,682)           (163,863)           (736,048)           (761,709)
   Death benefits                                        (88,443)            (25,299)            (55,115)            (76,311)
   Withdrawals                                        (2,184,802)           (909,078)         (5,058,245)         (4,753,876)
                                                     -----------         -----------         -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                              (2,315,596)           (487,450)         (2,361,071)         (3,369,654)
                                                     -----------         -----------         -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (1,472,395)           (101,116)          6,955,636              17,876

NET ASSETS:
   Beginning of year                                  28,264,039          13,133,272          59,602,590          70,116,968
                                                     -----------         -----------         -----------         -----------
   End of year                                       $26,791,644         $13,032,156         $66,558,226         $70,134,844
                                                     ===========         ===========         ===========         ===========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                      $   561,491         $   190,294         $  (225,683)        $   517,053
   Net realized gain (loss) on investments              (192,675)           (263,125)            894,822             772,950
   Capital gain distributions from mutual
     funds                                                    --                  --                  --             241,371
   Net change in unrealized appreciation
     (depreciation) of investments                       917,972             723,354           6,952,894           5,304,631
                                                     -----------         -----------         -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                           1,286,788             650,523           7,622,033           6,836,005
                                                     -----------         -----------         -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        3,142,356           2,179,992           7,649,652           8,514,258
   Net transfers from (to) other Divisions or
     fixed rate option                                  (136,307)            (97,395)            403,846             194,375
   Cost of insurance and other charges                (2,442,551)         (1,234,188)         (4,251,393)         (5,453,050)
   Policy loans                                         (292,815)           (179,619)           (643,967)           (719,255)
   Death benefits                                        (51,905)            (21,227)           (151,338)           (180,765)
   Withdrawals                                        (2,343,194)           (703,433)         (3,437,005)         (4,221,941)
                                                     -----------         -----------         -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                              (2,124,416)            (55,870)           (430,205)         (1,866,378)
                                                     -----------         -----------         -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (837,628)            594,653           7,191,828           4,969,627

NET ASSETS:
   Beginning of year                                  29,101,667          12,538,619          52,410,762          65,147,341
                                                     -----------         -----------         -----------         -----------
   End of year                                       $28,264,039         $13,133,272         $59,602,590         $70,116,968
                                                     ===========         ===========         ===========         ===========

                            See accompanying notes.

                                   VUL-2 - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                        Divisions
                                                        ------------------------------------------------------------------------
                                                                                                                   Fidelity VIP
                                                           Fidelity VIP    Fidelity VIP High  Fidelity VIP Index Investment Grade
                                                        Growth Portfolio - Income Portfolio -  500 Portfolio -   Bond Portfolio -
                                                          Initial Class      Initial Class      Initial Class     Initial Class
                                                        ------------------ ------------------ ------------------ ----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                            $  (210,049)        $  541,109        $   603,765        $  199,482
   Net realized gain (loss) on investments                     375,514           (218,629)           940,486           (12,163)
   Capital gain distributions from mutual funds                     --                 --                 --           150,957
   Net change in unrealized appreciation
     (depreciation) of investments                           3,931,203           (246,589)           820,447          (242,987)
                                                           -----------         ----------        -----------        ----------
Increase (decrease) in net assets resulting from
  operations                                                 4,096,668             75,891          2,364,698            95,289
                                                           -----------         ----------        -----------        ----------

PRINCIPAL TRANSACTIONS:
   Net premiums                                             11,765,478            563,789          8,846,877         1,115,105
   Net transfers from (to) other Divisions or fixed
     rate option                                            (1,057,439)           206,568           (473,162)          (53,053)
   Cost of insurance and other charges                      (7,881,536)          (413,960)        (5,539,981)         (804,629)
   Policy loans                                               (998,862)           (25,182)          (707,466)          (91,879)
   Death benefits                                             (109,245)            (4,745)           (64,727)          (17,436)
   Withdrawals                                              (6,311,592)          (256,056)        (4,389,811)         (636,375)
                                                           -----------         ----------        -----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                    (4,593,196)            70,414         (2,328,270)         (488,267)
                                                           -----------         ----------        -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (496,528)           146,305             36,428          (392,978)

NET ASSETS:
   Beginning of year                                        87,419,864          3,769,266         60,840,043         6,929,382
                                                           -----------         ----------        -----------        ----------
   End of year                                             $86,923,336         $3,915,571        $60,876,471        $6,536,404
                                                           ===========         ==========        ===========        ==========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                            $  (417,327)        $  274,730        $   299,790        $  245,134
   Net realized gain (loss) on investments                     398,138           (479,547)           784,029            68,018
   Capital gain distributions from mutual funds                     --                 --                 --           214,168
   Net change in unrealized appreciation
     (depreciation) of investments                           2,191,707            509,544          4,339,083          (272,589)
                                                           -----------         ----------        -----------        ----------
Increase (decrease) in net assets resulting from
  operations                                                 2,172,518            304,727          5,422,902           254,731
                                                           -----------         ----------        -----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             13,217,202            612,371          9,920,720         1,297,717
   Net transfers from (to) other Divisions or fixed
     rate option                                              (705,206)           (67,931)           246,285          (415,203)
   Cost of insurance and other charges                      (8,145,370)          (396,686)        (5,631,020)         (843,220)
   Policy loans                                             (1,158,999)           (48,523)          (691,119)         (137,759)
   Death benefits                                             (247,374)           (27,706)          (162,538)          (12,440)
   Withdrawals                                              (6,172,768)          (266,998)        (3,461,688)         (581,765)
                                                           -----------         ----------        -----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                    (3,212,515)          (195,473)           220,640          (692,670)
                                                           -----------         ----------        -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (1,039,997)           109,254          5,643,542          (437,939)

NET ASSETS:
   Beginning of year                                        88,459,861          3,660,012         55,196,501         7,367,321
                                                           -----------         ----------        -----------        ----------
   End of year                                             $87,419,864         $3,769,266        $60,840,043        $6,929,382
                                                           ===========         ==========        ===========        ==========

                            See accompanying notes.

                                   VUL-2 - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                   Divisions
                                                   ------------------------------------------------------------------------
                                                      Fidelity VIP        Fidelity VIP     MFS VIT Capital      MFS VIT
                                                      Money Market          Overseas        Opportunities   Emerging Growth
                                                   Portfolio - Initial Portfolio - Initial Series - Initial Series - Initial
                                                          Class               Class             Class            Class
                                                   ------------------- ------------------- ---------------- ----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $  132,357          $   (16,666)      $       840      $  (134,715)
   Net realized gain (loss) on investments                     --             (135,068)       (1,003,351)      (1,869,561)
   Capital gain distributions from mutual funds                --               83,605                --               --
   Net change in unrealized appreciation
     (depreciation) of investments                             --            2,962,736         1,094,784        3,478,923
                                                       ----------          -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  operations                                              132,357            2,894,607            92,273        1,474,647
                                                       ----------          -----------       -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           943,073            2,011,930         2,073,850        3,376,400
   Net transfers from (to) other Divisions or
     fixed rate option                                   (660,376)             289,240          (532,840)        (687,646)
   Cost of insurance and other charges                   (638,597)          (1,278,087)       (1,125,783)      (1,845,212)
   Policy loans                                           (73,460)            (155,114)         (121,863)        (201,621)
   Death benefits                                         (14,443)             (10,259)          (22,931)         (26,324)
   Withdrawals                                           (409,548)          (1,308,110)         (974,875)      (1,396,413)
                                                       ----------          -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (853,351)            (450,400)         (704,442)        (780,816)
                                                       ----------          -----------       -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (720,994)           2,444,207          (612,169)         693,831

NET ASSETS:
   Beginning of year                                    6,225,416           16,288,450        12,263,971       18,461,790
                                                       ----------          -----------       -----------      -----------
   End of year                                         $5,504,422          $18,732,657       $11,651,802      $19,155,621
                                                       ==========          ===========       ===========      ===========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                        $   28,695          $    58,357       $   (43,669)     $  (127,079)
   Net realized gain (loss) on investments                     --             (258,690)         (519,143)        (791,786)
   Capital gain distributions from mutual funds                --                   --                --               --
   Net change in unrealized appreciation
     (depreciation) of investments                             --            2,027,567         1,833,614        2,907,416
                                                       ----------          -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  operations                                               28,695            1,827,234         1,270,802        1,988,551
                                                       ----------          -----------       -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           976,176            2,209,110         2,578,159        3,973,148
   Net transfers from (to) other Divisions or
     fixed rate option                                    105,857              172,594          (360,233)        (660,721)
   Cost of insurance and other charges                   (684,285)          (1,318,628)       (1,206,616)      (1,971,529)
   Policy loans                                            62,579             (209,664)         (205,460)        (320,345)
   Death benefits                                         (16,539)             (22,400)          (22,774)          (7,310)
   Withdrawals                                           (977,022)          (1,242,729)         (546,288)      (1,097,822)
                                                       ----------          -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (533,234)            (411,717)          236,788          (84,579)
                                                       ----------          -----------       -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (504,539)           1,415,517         1,507,590        1,903,972

NET ASSETS:
   Beginning of year                                    6,729,955           14,872,933        10,756,381       16,557,818
                                                       ----------          -----------       -----------      -----------
   End of year                                         $6,225,416          $16,288,450       $12,263,971      $18,461,790
                                                       ==========          ===========       ===========      ===========

                            See accompanying notes.

                                   VUL-2 - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                          Divisions
                                                             -------------------------------------------------------------------
                                                                 MFS VIT
                                                             Investors Trust       MFS VIT       MFS VIT Total  MFS VIT Utilities
                                                             Series - Initial Research Series - Return Series - Series - Initial
                                                                  Class         Initial Class    Initial Class        Class
                                                             ---------------- ----------------- --------------- -----------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                 $   (9,264)      $  (23,479)      $  111,753       $   (17,112)
   Net realized gain (loss) on investments                         (32,021)        (201,732)          71,350           (84,626)
   Capital gain distributions from mutual funds                         --               --          350,431                --
   Net change in unrealized appreciation (depreciation) of
     investments                                                   338,268          808,508         (340,338)        1,678,786
                                                                ----------       ----------       ----------       -----------
Increase (decrease) in net assets resulting from operations        296,983          583,297          193,196         1,577,048
                                                                ----------       ----------       ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                    689,738        1,354,147        1,473,300         1,525,326
   Net transfers from (to) other Divisions or fixed rate
     option                                                         25,231          (31,126)         840,895           958,541
   Cost of insurance and other charges                            (406,643)        (786,801)        (802,657)         (836,399)
   Policy loans                                                    (52,368)        (104,148)         (92,745)         (147,434)
   Death benefits                                                  (13,983)         (26,859)         (15,351)          (14,232)
   Withdrawals                                                    (224,080)        (706,329)        (615,446)         (709,516)
                                                                ----------       ----------       ----------       -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                      17,895         (301,116)         787,996           776,286
                                                                ----------       ----------       ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            314,878          282,181          981,192         2,353,334

NET ASSETS:
   Beginning of year                                             4,492,624        8,614,964        8,481,523         9,462,711
                                                                ----------       ----------       ----------       -----------
   End of year                                                  $4,807,502       $8,897,145       $9,462,715       $11,816,045
                                                                ==========       ==========       ==========       ===========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                                 $   (5,347)      $   23,854       $   66,233       $    55,184
   Net realized gain (loss) on investments                         (78,863)        (223,700)          49,828          (144,874)
   Capital gain distributions from mutual funds                         --               --               --                --
   Net change in unrealized appreciation (depreciation) of
     investments                                                   511,551        1,323,037          675,091         2,202,717
                                                                ----------       ----------       ----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                       427,341        1,123,191          791,152         2,113,027
                                                                ----------       ----------       ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                    789,036        1,676,616        1,583,602         1,591,998
   Net transfers from (to) other Divisions or fixed rate
     option                                                        (42,370)         (93,941)         425,589           108,546
   Cost of insurance and other charges                            (420,956)        (826,684)        (734,215)         (798,477)
   Policy loans                                                    (75,122)        (119,327)         (43,795)         (101,759)
   Death benefits                                                   (7,206)         (14,422)          (7,294)          (14,427)
   Withdrawals                                                    (231,808)        (553,787)        (553,319)         (528,757)
                                                                ----------       ----------       ----------       -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                      11,574           68,455          670,568           257,124
                                                                ----------       ----------       ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            438,915        1,191,646        1,461,720         2,370,151

NET ASSETS:
   Beginning of year                                             4,053,709        7,423,318        7,019,803         7,092,560
                                                                ----------       ----------       ----------       -----------
   End of year                                                  $4,492,624       $8,614,964       $8,481,523       $ 9,462,711
                                                                ==========       ==========       ==========       ===========

                            See accompanying notes.

                                   VUL-2 - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account VUL-2 (the "Separate Account") was established on
September 30, 1991 to fund variable universal life insurance policies issued by The American Franklin Life Insurance Company ("AMFLIC"). On December 31, 2002, AMFLIC merged with and into its parent company, The Franklin Life Insurance Company ("Franklin"). This was followed by an immediate merger of Franklin with and into an affiliate, American General Life Insurance Company ("American General").

As a result of the merger, American General became the depositor of the Separate Account, and its assets are the property of American General. American General is now responsible for all policies funded through the Separate Account. The mergers did not affect the rights of the policy owners.

The following products are included in the Separate Account: EquiBuilder II(TM) and EquiBuilder III(TM). EquiBuilder II(TM) and EquiBuilder III(TM) policies are no longer for sale.

American General is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

Fidelity(R) Variable Insurance Products ("VIP"):   MFS(R) Variable Insurance Trust(SM) ("MFS VIT"):

Fidelity(R) VIP Asset Manager(SM) Portfolio -      MFS(R) VIT Capital Opportunities Series-Initial
Initial Class                                      Class
Fidelity(R) VIP Asset Manager: Growth(R)           MFS(R) VIT Emerging Growth Series-Initial Class
Portfolio - Initial Class
Fidelity(R) VIP Contrafund(R) Portfolio - Initial  MFS(R) VIT Investors Trust Series-Initial Class
Class
Fidelity(R) VIP Equity-Income Portfolio - Initial  MFS(R) VIT Research Series-Initial Class
Class
Fidelity(R) VIP Growth Portfolio - Initial Class   MFS(R) VIT Total Return Series-Initial Class
Fidelity(R) VIP High Income Portfolio - Initial    MFS(R) VIT Utilities Series-Initial Class
Class
Fidelity(R) VIP Index 500 Portfolio - Initial
Class
Fidelity(R) VIP Investment Grade Bond Portfolio -
Initial Class
Fidelity(R) VIP Money Market Portfolio - Initial
Class
Fidelity(R) VIP Overseas Portfolio - Initial Class

In addition to the Divisions above, policy owners may allocate policy funds to a fixed account, which is part of American General's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from American General's other assets. The operations of the Separate Account are part of American General.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

                                   VUL-2 - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Changes in presentation - Certain items have been reclassified to conform to the current period's presentation.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments, are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to American General from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - American General is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction varies and may be up to 3.5% of the premium. With respect to the EquiBuilder III, American General makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American General in a policy account established for each policy owner.

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by American General are assessed through the daily unit value calculation at an annual rate of 0.75% and paid to American General from the daily net asset value of the Divisions.

                                   VUL-2 - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy charges - Continued

Monthly administrative charge - American General makes a monthly charge against each policy account for the administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect). The administrative expenses are paid by redemption of units outstanding. Administrative expenses are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

Cost of insurance charge - American General makes a monthly charge against each policy for cost of insurance, based on the insured person's age, sex, risk class, amount of insurance and additional benefits, if any. Since determination of both the insurance rate and American General's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Face amount increase charge - American General charges for an increase in the face amount of insurance. The current charge is $1.50 for each 1,000 increase in the face amount of insurance up to a maximum charge of $300. The face amount increase charge is paid by redemption of units outstanding. The face amount increase charge is included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - American General may charge for a transfer between investment Divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year). Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - American General deducts monthly charges, if the policy owner selects additional benefit riders for certain policies. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - During the first ten years a policy is in effect, a surrender charge may be deducted from a policy account by American General if the policy is surrendered for its net cash surrender value, the face amount of the policy is reduced or the policy is permitted to lapse. The maximum surrender charge is equal to 50% of one "target" premium. This maximum will not vary with the amount of premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge will decrease by 20%. The current surrender charges for EquiBuilder II and EquiBuilder III policies will equal 30% and 25%, respectively, of premium payments made during the first policy year up to one "target" premium and 9% of any additional premiums paid during the first ten policy years. The surrender charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the statement of changes in net assets under principal transactions.

Policy loan - A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to American General for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  VUL-2 - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2005, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                   Cost of   Proceeds from
Divisions                                                         Purchases      Sales
----------------------------------------------------------------  ---------- -------------
Fidelity VIP Asset Manager Portfolio - Initial Class              $1,109,448  $2,880,693
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class         711,114     991,293
Fidelity VIP Contrafund Portfolio - Initial Class                  1,572,594   4,203,805
Fidelity VIP Equity-Income Portfolio - Initial Class               4,699,725   5,017,007
Fidelity VIP Growth Portfolio - Initial Class                      3,456,322   8,259,566
Fidelity VIP High Income Portfolio - Initial Class                   919,996     308,472
Fidelity VIP Index 500 Portfolio - Initial Class                   2,513,904   4,238,407
Fidelity VIP Investment Grade Bond Portfolio - Initial Class         817,177     955,005
Fidelity VIP Money Market Portfolio - Initial Class                1,980,759   2,701,753
Fidelity VIP Overseas Portfolio - Initial Class                      820,087   1,203,548
MFS VIT Capital Opportunities Series - Initial Class                 589,421   1,293,022
MFS VIT Emerging Growth Series - Initial Class                       784,064   1,699,594
MFS VIT Investors Trust Series - Initial Class                       337,846     329,215
MFS VIT Research Series - Initial Class                              411,496     736,091
MFS VIT Total Return Series - Initial Class                        1,726,954     476,773
MFS VIT Utilities Series - Initial Class                           1,197,510     438,336

                                  VUL-2 - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2005.

                                                                            Net Asset
                                                                            Value Per Value of Shares   Cost of
Divisions                                                          Shares     Share    at Fair Value  Shares Held
----------------------------------------------------------------  --------- --------- --------------- -----------
Fidelity VIP Asset Manager Portfolio - Initial Class              1,781,359  $ 15.04    $26,791,644   $27,800,082
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class      1,004,792    12.97     13,032,156    14,045,058
Fidelity VIP Contrafund Portfolio - Initial Class                 2,144,964    31.03     66,558,226    48,913,247
Fidelity VIP Equity-Income Portfolio - Initial Class              2,751,465    25.49     70,134,843    63,020,919
Fidelity VIP Growth Portfolio - Initial Class                     2,579,327    33.70     86,923,336    99,686,725
Fidelity VIP High Income Portfolio - Initial Class                  634,614     6.17      3,915,571     4,251,463
Fidelity VIP Index 500 Portfolio - Initial Class                    429,070   141.88     60,876,472    57,056,995
Fidelity VIP Investment Grade Bond Portfolio - Initial Class        512,257    12.76      6,536,404     6,689,314
Fidelity VIP Money Market Portfolio - Initial Class               5,504,422     1.00      5,504,422     5,504,422
Fidelity VIP Overseas Portfolio - Initial Class                     908,911    20.61     18,732,657    16,467,482
MFS VIT Capital Opportunities Series - Initial Class                851,118    13.69     11,651,803    12,792,959
MFS VIT Emerging Growth Series - Initial Class                    1,001,339    19.13     19,155,621    22,631,662
MFS VIT Investors Trust Series - Initial Class                      249,223    19.29      4,807,503     4,512,546
MFS VIT Research Series - Initial Class                             542,178    16.41      8,897,145     9,122,756
MFS VIT Total Return Series - Initial Class                         457,357    20.69      9,462,715     8,573,366
MFS VIT Utilities Series - Initial Class                            497,727    23.74     11,816,045     9,172,083


                                  VUL-2 - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the years ended December 31, 2005 and 2004.

                                                                               Accumulation    Net
                                                                  Accumulation    Units      Increase
Divisions                                                         Units Issued   Redeemed   (Decrease)
----------------------------------------------------------------  ------------ ------------ ----------
2005
Fidelity VIP Asset Manager Portfolio - Initial Class                 11,120      (20,113)     (8,993)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class          9,825      (12,375)     (2,550)
Fidelity VIP Contrafund Portfolio - Initial Class                    22,094      (29,608)     (7,514)
Fidelity VIP Equity-Income Portfolio - Initial Class                 18,080      (26,185)     (8,105)
Fidelity VIP Growth Portfolio - Initial Class                        33,925      (47,317)    (13,392)
Fidelity VIP High Income Portfolio - Initial Class                    4,604       (4,157)        447
Fidelity VIP Index 500 Portfolio - Initial Class                     29,643      (37,484)     (7,841)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class          5,018       (7,236)     (2,218)
Fidelity VIP Money Market Portfolio - Initial Class                   5,980      (11,483)     (5,503)
Fidelity VIP Overseas Portfolio - Initial Class                       9,677      (11,692)     (2,015)
MFS VIT Capital Opportunities Series - Initial Class                 18,863      (25,328)     (6,465)
MFS VIT Emerging Growth Series - Initial Class                       33,562      (41,381)     (7,819)
MFS VIT Investors Trust Series - Initial Class                        6,892       (6,680)        212
MFS VIT Research Series - Initial Class                              12,951      (15,884)     (2,933)
MFS VIT Total Return Series - Initial Class                          15,198       (9,772)      5,426
MFS VIT Utilities Series - Initial Class                             14,514       (9,631)      4,883

2004
Fidelity VIP Asset Manager Portfolio - Initial Class                 12,667      (21,193)     (8,526)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class         11,767      (12,057)       (290)
Fidelity VIP Contrafund Portfolio - Initial Class                    28,126      (29,683)     (1,557)
Fidelity VIP Equity-Income Portfolio - Initial Class                 22,219      (27,025)     (4,806)
Fidelity VIP Growth Portfolio - Initial Class                        39,614      (49,261)     (9,647)
Fidelity VIP High Income Portfolio - Initial Class                    4,031       (5,347)     (1,316)
Fidelity VIP Index 500 Portfolio - Initial Class                     35,999      (35,188)        811
Fidelity VIP Investment Grade Bond Portfolio - Initial Class          6,065       (9,304)     (3,239)
Fidelity VIP Money Market Portfolio - Initial Class                   6,957      (10,451)     (3,494)
Fidelity VIP Overseas Portfolio - Initial Class                      11,368      (13,621)     (2,253)
MFS VIT Capital Opportunities Series - Initial Class                 25,336      (23,023)      2,313
MFS VIT Emerging Growth Series - Initial Class                       43,441      (44,456)     (1,015)
MFS VIT Investors Trust Series - Initial Class                        8,748       (8,623)        125
MFS VIT Research Series - Initial Class                              18,183      (17,407)        776
MFS VIT Total Return Series - Initial Class                          14,505       (9,527)      4,978
MFS VIT Utilities Series - Initial Class                             12,785      (10,787)      1,998


                                  VUL-2 - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                         Investment
                                                                      Unit                 Income    Expense    Total
Divisions                                                     Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ ------- ------- ----------- ---------- --------- ----------
2005
Fidelity VIP Asset Manager Portfolio - Initial Class         100,547 $266.46 $26,791,644    2.68%     0.75%      3.27%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class  65,118  200.13  13,032,156    2.31%     0.75%      3.12%
Fidelity VIP Contrafund Portfolio - Initial Class            190,888  348.68  66,558,226    0.28%     0.75%     16.07%
Fidelity VIP Equity-Income Portfolio - Initial Class         160,489  437.01  70,134,844    1.59%     0.75%      5.08%
Fidelity VIP Growth Portfolio - Initial Class                238,718  364.13  86,923,336    0.49%     0.75%      5.01%
Fidelity VIP High Income Portfolio - Initial Class            23,873  164.02   3,915,571   14.83%     0.75%      1.94%
Fidelity VIP Index 500 Portfolio - Initial Class             196,993  309.03  60,876,471    1.73%     0.75%      4.04%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class  29,456  221.90   6,536,404    3.71%     0.75%      1.43%
Fidelity VIP Money Market Portfolio - Initial Class           35,141  156.64   5,504,422    3.01%     0.75%      2.27%
Fidelity VIP Overseas Portfolio - Initial Class               73,478  254.94  18,732,657    0.61%     0.75%     18.16%
MFS VIT Capital Opportunities Series - Initial Class         103,768  112.29  11,651,802    0.74%     0.75%      0.93%
MFS VIT Emerging Growth Series - Initial Class               175,684  109.03  19,155,621    0.00%     0.75%      8.38%
MFS VIT Investors Trust Series - Initial Class                45,755  105.07   4,807,502    0.54%     0.75%      6.51%
MFS VIT Research Series - Initial Class                       81,415  109.28   8,897,145    0.46%     0.75%      7.00%
MFS VIT Total Return Series - Initial Class                   63,631  148.71   9,462,715    1.99%     0.75%      2.05%
MFS VIT Utilities Series - Initial Class                      68,498  172.50  11,816,045    0.58%     0.75%     15.97%

2004
Fidelity VIP Asset Manager Portfolio - Initial Class         109,540  258.02  28,264,039    2.69%     0.75%      4.68%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class  67,668  194.08  13,133,272    2.22%     0.75%      5.19%
Fidelity VIP Contrafund Portfolio - Initial Class            198,402  300.41  59,602,590    0.32%     0.75%     14.61%
Fidelity VIP Equity-Income Portfolio - Initial Class         168,594  415.89  70,116,968    1.49%     0.75%     10.70%
Fidelity VIP Growth Portfolio - Initial Class                252,110  346.75  87,419,864    0.26%     0.75%      2.61%
Fidelity VIP High Income Portfolio - Initial Class            23,426  160.90   3,769,266    8.12%     0.75%      8.77%
Fidelity VIP Index 500 Portfolio - Initial Class             204,834  297.02  60,840,043    1.24%     0.75%      9.79%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class  31,674  218.77   6,929,382    4.17%     0.75%      3.67%
Fidelity VIP Money Market Portfolio - Initial Class           40,644  153.17   6,225,416    1.17%     0.75%      0.45%
Fidelity VIP Overseas Portfolio - Initial Class               75,493  215.76  16,288,450    1.09%     0.75%     12.79%
MFS VIT Capital Opportunities Series - Initial Class         110,233  111.26  12,263,971    0.34%     0.75%     11.62%
MFS VIT Emerging Growth Series - Initial Class               183,503  100.61  18,461,790    0.00%     0.75%     12.12%
MFS VIT Investors Trust Series - Initial Class                45,543   98.65   4,492,624    0.60%     0.75%     10.52%
MFS VIT Research Series - Initial Class                       84,348  102.14   8,614,964    1.02%     0.75%     14.98%
MFS VIT Total Return Series - Initial Class                   58,205  145.72   8,481,523    1.59%     0.75%     10.49%
MFS VIT Utilities Series - Initial Class                      63,615  148.75   9,462,711    1.38%     0.75%     29.23%

2003
Fidelity VIP Asset Manager Portfolio - Initial Class         118,066  246.49  29,101,667    3.59%     0.75%     17.09%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class  67,958  184.51  12,538,619    2.76%     0.75%     22.42%
Fidelity VIP Contrafund Portfolio - Initial Class            199,959  262.11  52,410,762    0.44%     0.75%     27.50%
Fidelity VIP Equity-Income Portfolio - Initial Class         173,400  375.71  65,147,341    1.70%     0.75%     29.35%
Fidelity VIP Growth Portfolio - Initial Class                261,757  337.95  88,459,861    0.26%     0.75%     31.86%
Fidelity VIP High Income Portfolio - Initial Class            24,742  147.92   3,660,012    7.01%     0.75%     26.31%
Fidelity VIP Index 500 Portfolio - Initial Class             204,023  270.54  55,196,501    1.40%     0.75%     27.44%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class  34,913  211.02   7,367,321    4.06%     0.75%      4.42%
Fidelity VIP Money Market Portfolio - Initial Class           44,138  152.48   6,729,955    1.03%     0.75%      0.24%
Fidelity VIP Overseas Portfolio - Initial Class               77,746  191.30  14,872,933    0.75%     0.75%     42.29%


                                  VUL-2 - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------  ------- ---------- ----------- ---------- --------- ----------
2003 - Continued
MFS VIT Capital Opportunities Series - Initial Class              107,920  $ 99.67   $10,756,381    0.22%     0.75%      26.44%
MFS VIT Emerging Growth Series - Initial Class                    184,518    89.74    16,557,818    0.00%     0.75%      29.25%
MFS VIT Investors Trust Series - Initial Class                     45,418    89.25     4,053,709    0.65%     0.75%      21.24%
MFS VIT Research Series - Initial Class                            83,572    88.83     7,423,318    0.64%     0.75%      23.76%
MFS VIT Total Return Series - Initial Class                        53,227   131.89     7,019,803    1.70%     0.75%      15.46%
MFS VIT Utilities Series - Initial Class                           61,617   115.11     7,092,560    2.22%     0.75%      34.88%

2002
Fidelity VIP Asset Manager Portfolio - Initial Class              125,438   210.51    26,405,909    3.97%     0.76%      -9.41%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class       66,933   150.72    10,088,112    2.81%     0.75%     -16.16%
Fidelity VIP Contrafund Portfolio - Initial Class                 200,507   205.57    41,218,245    0.81%     0.76%     -10.03%
Fidelity VIP Equity-Income Portfolio - Initial Class              180,069   290.45    52,301,143    1.72%     0.76%     -17.57%
Fidelity VIP Growth Portfolio - Initial Class                     266,346   256.30    68,264,352    0.25%     0.76%     -30.63%
Fidelity VIP High Income Portfolio - Initial Class                 23,414   117.11     2,741,965   10.44%     0.75%       2.67%
Fidelity VIP Index 500 Portfolio - Initial Class                  201,481   212.28    42,770,424    1.29%     0.76%     -22.83%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class       34,522   202.09     6,976,498    3.07%     0.76%       9.52%
Fidelity VIP Money Market Portfolio - Initial Class                50,808   152.11     7,728,380    1.67%     0.76%       0.94%
Fidelity VIP Overseas Portfolio - Initial Class                    78,369   134.44    10,535,869    0.79%     0.76%     -20.88%
MFS VIT Capital Opportunities Series - Initial Class               98,286    78.83     7,747,847    0.05%     0.76%     -30.22%
MFS VIT Emerging Growth Series - Initial Class                    166,276    69.43    11,544,533    0.00%     0.76%     -34.25%
MFS VIT Investors Trust Series - Initial Class                     44,899    73.62     3,305,470    0.54%     0.77%     -21.56%
MFS VIT Research Series - Initial Class                            77,638    71.77     5,572,057    0.26%     0.74%     -25.10%
MFS VIT Total Return Series - Initial Class                        45,881   114.23     5,240,970    1.58%     0.76%      -5.88%
MFS VIT Utilities Series - Initial Class                           56,605    85.34     4,830,642    2.55%     0.75%     -23.34%

2001
Fidelity VIP Asset Manager Portfolio - Initial Class              130,493   232.38    30,323,940    4.22%     0.75%      -5.23%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class       64,505   179.78    11,596,631    2.79%     0.75%      -8.54%
Fidelity VIP Contrafund Portfolio - Initial Class                 191,002   228.49    43,642,048    0.77%     0.75%     -12.87%
Fidelity VIP Equity-Income Portfolio - Initial Class              178,650   352.36    62,949,268    1.69%     0.76%      -5.79%
Fidelity VIP Growth Portfolio - Initial Class                     266,054   369.47    98,298,794    0.08%     0.75%     -19.07%
Fidelity VIP High Income Portfolio - Initial Class                 22,941   114.07     2,616,823   11.81%     0.77%     -11.86%
Fidelity VIP Index 500 Portfolio - Initial Class                  190,840   275.08    52,496,221    1.12%     0.75%     -13.34%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class       21,191   184.53     3,910,452    4.28%     0.74%       7.46%
Fidelity VIP Money Market Portfolio - Initial Class                47,335   150.70     7,133,328    4.28%     0.74%       3.44%
Fidelity VIP Overseas Portfolio - Initial Class                    75,403   169.91    12,811,683    5.25%     0.76%     -21.29%
MFS VIT Capital Opportunities Series - Initial Class               82,916   112.97     9,366,999    0.01%     0.75%     -23.94%
MFS VIT Emerging Growth Series - Initial Class                    138,977   105.60    14,676,007    0.00%     0.75%     -34.47%
MFS VIT Investors Trust Series - Initial Class                     40,952    93.85     3,843,307    0.49%     0.75%     -16.71%
MFS VIT Research Series - Initial Class                            69,087    95.82     6,619,961    0.01%     0.75%     -22.22%
MFS VIT Total Return Series - Initial Class                        32,404   121.37     3,932,835    1.94%     0.75%      -0.46%
MFS VIT Utilities Series - Initial Class                           48,531   111.32     5,402,417    3.13%     0.76%     -23.94%


                                  VUL-2 - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.

                                  VUL-2 - 16

[LOGO OF PRICEWATERHOUSECOOPERS]

                                                  PricewaterhouseCoopers LLP

                                                  Suite 2900

                                                  1201 Louisiana St.

                                                  Houston TX 77002-5678

                                                  Telephone (713) 356 4000

            Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, shareholder's equity, comprehensive income, and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and subsidiaries (an indirect wholly-owned subsidiary of American International Group, Inc.) at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain non-traditional long-duration contracts in 2004.

As discussed in Note 17 to the financial statements, the Company has restated its financial statements as of December 31, 2004 and 2003 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 29, 2006

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                                    December 31
                                                             -------------------------
                                                                 2005         2004
                                                             ------------ ------------
                                                                            (Restated)
                                                                  (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair
     value (amortized cost - $48,882,647 - 2005;
     $46,684,901--2004)..................................... $ 50,523,762 $ 49,439,233
   Fixed maturity securities, trading, at fair value
     (amortized cost - $148,276 - 2005; $8,946 - 2004)......      148,025       11,512
   Equity securities, available for sale, at fair value
     (cost - $33,457 - 2005; $48,038 - 2004)................       66,361       70,294
   Equity securities, trading, at fair value (cost - $1,000
     - 2005; $1,638 - 2004).................................        1,000        6,374
   Mortgage loans on real estate, net of allowance ($4,679
     - 2005; $4,964 - 2004).................................    3,694,210    3,324,940
   Policy loans.............................................    1,774,872    1,730,819
   Investment real estate...................................       35,595       37,730
   Partnerships.............................................    2,589,696    2,087,804
   Separate account seed money (cost - $64,000 - 2005;
     $39,758 - 2004)........................................       67,000       41,488
   Securities lending collateral............................   15,901,157   13,014,004
   Short-term investments...................................       84,220       62,913
   Derivative assets........................................       13,190       11,077
                                                             ------------ ------------
Total investments...........................................   74,899,088   69,838,188

Cash and cash equivalents...................................      222,192      257,224
Restricted Cash.............................................       17,705       18,647
Investment in ultimate Parent Company (cost - $8,597 in
  2005 and 2004)............................................       55,277       53,203
Notes receivable from affiliates............................      753,666      598,045
Indebtedness from affiliates................................           --       37,019
Accrued investment income...................................      722,214      705,590
Accounts receivable.........................................    1,123,440    1,098,251
Deferred policy acquisition costs/cost of insurance
  purchased.................................................    4,355,356    3,613,153
Other assets................................................      260,813      272,270
Assets held in separate accounts............................   27,162,510   25,537,215
                                                             ------------ ------------
Total assets................................................ $109,572,261 $102,028,805
                                                             ============ ============

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                                    December 31
                                                             -------------------------
                                                                 2005         2004
                                                             ------------ ------------
                                                                            (Restated)
                                                                  (In Thousands)
Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits................................... $ 10,343,640 $  9,152,754
   Policyholder contract deposits...........................   39,716,124   38,449,523
   Other policy claims and benefits payable.................      238,727      198,769
   Other policyholders' funds...............................    2,762,101    2,513,561
   Federal income taxes.....................................    1,404,000    1,447,288
   Indebtedness to affiliates...............................      234,563      258,953
   Securities lending payable...............................   15,901,157   13,014,004
   Other liabilities........................................    1,328,146    1,245,235
   Derivative liabilities...................................       66,081       57,647
   Liabilities related to separate accounts.................   27,162,510   25,537,215
                                                             ------------ ------------
Total liabilities...........................................   99,157,049   91,874,949

Minority interest...........................................      105,740      102,150

Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares
     authorized, issued and outstanding.....................          850          850
   Common stock, $10 par value, 600,000 shares authorized,
     issued and outstanding.................................        6,000        6,000
   Additional paid-in capital...............................    3,627,638    3,619,068
   Accumulated other comprehensive income...................      909,440    1,443,524
   Retained earnings........................................    5,765,544    4,982,264
                                                             ------------ ------------
Total shareholder's equity..................................   10,309,472   10,051,706
                                                             ------------ ------------
Total liabilities, minority interest and shareholder's
  equity.................................................... $109,572,261 $102,028,805
                                                             ============ ============

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                       Consolidated Statements of Income

                                                                2005        2004        2003
                                                             ----------  ----------  ----------
                                                                         (Restated)  (Restated)
                                                                       (In Thousands)
Revenues:
   Premiums and other considerations........................ $2,782,785  $2,540,322  $2,362,951
   Net investment income....................................  3,633,886   3,485,349   3,140,035
   Net realized investment gain (losses)....................    (52,851)    (63,437)    (27,902)
   Other....................................................    315,008     288,640     172,763
                                                             ----------  ----------  ----------
Total revenues..............................................  6,678,828   6,250,874   5,647,847
                                                             ----------  ----------  ----------
Benefits and expenses:
   Policyholders' benefits..................................  1,782,042   1,650,664   1,539,035
   Interest credited........................................  2,163,035   2,063,646   2,039,015
   Operating costs and expenses.............................  1,129,210   1,069,054     897,304
                                                             ----------  ----------  ----------
Total benefits and expenses.................................  5,074,287   4,783,364   4,475,354
                                                             ----------  ----------  ----------
Income before income tax expense............................  1,604,541   1,467,510   1,172,493
                                                             ----------  ----------  ----------
Income tax expense:
   Current..................................................    243,542     124,643     252,425
   Deferred.................................................    137,039     267,475      30,199
                                                             ----------  ----------  ----------
Total income tax expense....................................    380,581     392,118     282,624
                                                             ----------  ----------  ----------
Net income before cumulative effect of accounting change....  1,223,960   1,075,392     889,869

Cumulative effect of accounting change, net of tax..........         --     (16,859)         --
                                                             ----------  ----------  ----------
Net income.................................................. $1,223,960  $1,058,533  $  889,869
                                                             ==========  ==========  ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                Consolidated Statements of Shareholder's Equity

                                                                    Year ended December 31
                                                             ------------------------------------
                                                                 2005         2004        2003
                                                             -----------  -----------  ----------
                                                                           (Restated)  (Restated)
                                                                        (In Thousands)
Preferred stock:
   Balance at beginning and end of year..................... $       850  $       850  $      850
                                                             -----------  -----------  ----------
Common stock:
   Balance at beginning and end of year.....................       6,000        6,000       6,000
                                                             -----------  -----------  ----------
Additional paid-in capital:
   Balance at beginning of year, as previously reported.....   3,619,068    3,503,978   3,167,462
   Adjustments (See Note 17)................................          --           --      (4,779)
                                                             -----------  -----------  ----------
   Balance, as restated.....................................   3,619,068    3,503,978   3,162,683
   Capital contribution from Parent Company.................       8,570      115,090     341,295
                                                             -----------  -----------  ----------
Balance at end of year......................................   3,627,638    3,619,068   3,503,978

Accumulated other comprehensive income:
   Balance at beginning of year, as previously reported.....   1,443,524    1,116,855     736,299
   Adjustments (See Note 17)................................          --           --     (59,514)
                                                             -----------  -----------  ----------
   Balance, as restated.....................................   1,443,524    1,116,855     676,785
   Other comprehensive income (loss)........................    (534,084)     326,669     440,070
                                                             -----------  -----------  ----------
Balance at end of year......................................     909,440    1,443,524   1,116,855

Retained earnings:
   Balance at beginning of year, as previously reported.....   4,982,264    4,224,411   3,289,151
   Adjustments (See Note 17)................................          --           --      46,071
                                                             -----------  -----------  ----------
   Balance, as restated.....................................   4,982,264    4,224,411   3,335,222
   Net income...............................................   1,223,960    1,058,533     889,869
   Dividends paid...........................................    (440,680)    (300,680)       (680)
                                                             -----------  -----------  ----------
Balance at end of year......................................   5,765,544    4,982,264   4,224,411
                                                             -----------  -----------  ----------
Total shareholder's equity.................................. $10,309,472  $10,051,706  $8,852,095
                                                             ===========  ===========  ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                Consolidated Statements of Comprehensive Income

                                                                2005        2004       2003
                                                             ----------  ---------- ----------
                                                                         (Restated) (Restated)
                                                                      (In Thousands)
Net income.................................................. $1,223,960  $1,058,533 $  889,869
Other comprehensive income (loss):
   Gross change in unrealized gains (losses) on securities,
     after tax (pretax: 2005 - $(599,075); 2004 - $461,126;
     2003 - $602,337).......................................   (582,077)    299,732    391,519
   Reclassification adjustment for (gains) losses included
     in net income..........................................     47,993      26,937     48,551
                                                             ----------  ---------- ----------
   Other comprehensive income (loss)........................   (534,084)    326,669    440,070
                                                             ----------  ---------- ----------
Comprehensive income........................................ $  689,876  $1,385,202 $1,329,939
                                                             ==========  ========== ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                     Consolidated Statements of Cash Flows

                                                                      2005          2004          2003
                                                                  ------------  ------------  ------------
                                                                                 (Restated)    (Restated)
                                                                               (In Thousands)
Operating activities
Net income....................................................... $  1,223,960  $  1,058,533  $    889,869
Adjustments to reconcile net income to net cash provided by
  operating activities:
   Cumulative effect of accounting change, net of tax............           --        16,859            --
   Interest credited on policyholder contracts...................    2,163,035     2,063,646     2,039,015
   Change in accounts receivable.................................      (35,189)      (74,800)     (155,662)
   Change in future policy benefits and other policy claims......     (335,380)   (1,003,487)      210,769
   Amortization of policy acquisition costs and cost of
     insurance purchased.........................................      388,103       320,443       287,848
   Policy acquisition costs deferred.............................     (854,609)     (732,410)     (603,239)
   Change in other policyholders' funds..........................      248,538       308,794       339,326
   Provision for deferred income tax expense.....................      160,107       250,746       222,196
   Depreciation and amortization, including premiums and
     discounts...................................................      188,160       193,670       170,474
   Change in indebtedness to (from) affiliates...................     (142,992)     (181,863)      320,652
   Change in trading securities..................................     (131,000)       51,067       (68,953)
   Change in restricted cash.....................................          942        70,134       (88,781)
   Realized investments (gains) losses...........................       52,851        63,437       286,267
   Other, net....................................................       59,664        64,984       714,462
                                                                  ------------  ------------  ------------
Net cash provided by operating activities........................    2,986,190     2,469,753     4,564,243

Investing activities
Purchases of:
   Fixed maturity and equity securities..........................  (31,593,646)  (27,390,556)  (35,155,231)
   Mortgage loans on real estate.................................     (778,836)     (691,747)     (443,541)
   Other investments.............................................  (21,836,745)  (18,188,518)  (14,902,823)
Sales of:
   Fixed maturity and equity securities..........................   26,780,200    26,942,747    29,702,380
   Other investments.............................................   20,861,183    12,915,557    13,862,846
Redemptions and maturities of:
   Fixed maturity and equity securities..........................    2,892,484     1,735,026     1,792,981
   Mortgage loans on real estate.................................      412,603       307,711       291,851
Sales and purchases of property, equipment, and software, net....       12,425         9,648    (1,056,323)
Change in securities lending collateral..........................   (2,887,153)   (5,765,710)   (1,738,088)
                                                                  ------------  ------------  ------------
Net cash used in investing activities............................   (6,137,485)  (10,125,842)   (7,645,948)

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                                                                 2005         2004         2003
                                                             -----------  -----------  -----------
                                                                           (Restated)   (Restated)
                                                                         (In Thousands)
Financing activities
Net policyholder account deposits...........................   4,948,706    7,332,833    6,780,518
Net policyholder account withdrawals........................  (4,278,916)  (5,296,849)  (5,574,250)
Dividends paid..............................................    (440,680)    (300,680)        (680)
Capital contribution from parent............................          --      115,090      341,295
Change in securities lending payable........................   2,887,153    5,765,710    1,738,088
                                                             -----------  -----------  -----------
Net cash provided by financing activities...................   3,116,263    7,616,104    3,284,971
                                                             -----------  -----------  -----------
Increase (decrease) in cash.................................     (35,032)     (39,985)     203,266
Cash and cash equivalents at beginning of year..............     257,224      297,209       93,943
                                                             -----------  -----------  -----------
Cash and cash equivalents at end of year.................... $   222,192  $   257,224  $   297,209
                                                             ===========  ===========  ===========

Interest paid amounted to approximately $44,952,000, $47,709,000 and $11,298,000 in 2005, 2004 and 2003, respectively. Income taxes paid amounted to approximately $121,904,000, $208,397,000 and $240,802,000 in 2005, 2004 and
2003, respectively.

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                  Notes to Consolidated Financial Statements

                               December 31, 2005

1. Nature of Operations

American General Life Insurance Company ("AGL" or the "Company") is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

Effective December 31, 2002, AGL merged with certain affiliated entities, including The Franklin Life Insurance Company ("The Franklin") and its subsidiary, The American Franklin Life Insurance Company ("AMFLIC"), and All American Life Insurance Company ("All American") and became the surviving entity. Effective March 31, 2003, AGL merged with it's affiliate Old Line Life Insurance Company ("Old Line") and became the surviving entity. Effective December 31, 2002, AGL's wholly owned life insurance subsidiary, American General Life Insurance Company of New York ("AGNY") was merged with The United States Life Insurance Company in the City of New York, an affiliated entity. These mergers have been accounted for at historical cost in a manner similar to a pooling of interests business combination. Accordingly, the accompanying consolidated financial statements include the financial position, operating results, and cash flows of The Franklin, AMFLIC, All American, Old Line and exclude AGNY.

Effective December 20, 2004, AGL merged with its wholly owned subsidiary, American General International Investments, Inc. ("AGII"), and became the surviving entity. The financial position, operating results and cash flows of AGII have historically been included in the consolidated financial statements of AGL.

The Company operates through two divisions: Life Insurance and Retirement Services. The Life Insurance Division offers a complete portfolio of the standard forms of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. This Division serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Life Insurance Division, through its subsidiaries American General Life Companies ("AGLC") and American General Enterprise Services ("AGES"), and AGES's wholly owned broker-dealer subsidiary American General Securities Incorporated ("AGSI"), also provides support services to certain affiliated insurance companies. The Retirement Services Division includes the results of the Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

                    American General Life Insurance Company

2. Accounting Policies

2.1 Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs, and policyholder benefits. Ultimate results could differ from those estimates.

We have reclassified certain amounts in our 2004 and 2003 consolidated financial statements to conform to the 2005 presentation. The reclassifications included the presentation of changes in "Securities Lending Collateral" and "Securities Lending Payable" separately as Investing Activities and Financing Activities, respectively, in the Statements of Cash Flows. None of these reclassifications had an effect on consolidated earnings, shareholder's equity or cash flows.

2.2 Statutory Accounting

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory capital and surplus at December 31, 2005.

                    American General Life Insurance Company

2.2 Statutory Accounting (continued)

Statutory net income, capital and surplus of the Company at December 31 is as follows:

                                                  2005       2004       2003
                                               ---------- ---------- ----------
                                                        (In Thousands)
Statutory net income.......................... $  637,973 $  567,253 $  134,370
Statutory capital and surplus................. $5,010,153 $4,705,497 $4,066,448

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

                    American General Life Insurance Company

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Fixed Maturity and Equity Securities

Cash and short-term investments primarily include interest bearing cash accounts, commercial paper and money market investments. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value at December 31, 2005 and 2004. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of other comprehensive income or loss within shareholder's equity. Realized gains and losses on the sale of investments are recognized in operating earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

                    American General Life Insurance Company

2.4 Investments (continued)

Fixed maturity and equity securities classified as trading securities are carried at market value, as it is the Company's intention to sell these securities in the near future. Realized and unrealized gains and losses are reflected in income currently.

The Company evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investment.

In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or
(ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; In the opinion of the Company's management, the Company does not have the ability or intent to hold the investment until recovery, irrespective of the occurrence of one of the foregoing events.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of any allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

                    American General Life Insurance Company

2.4 Investments (continued)

Interest on performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accrual of discount. Interest on non-performing mortgage loans is recorded as income when received.

Policy Loans

Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships

Partnerships consist primarily of limited partnerships investments and other investments not classified elsewhere herein. Included in partnerships are preferred equity investments in partially owned companies. The cost method partnerships are investments in which the Company holds less than a five percent interest. They are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Equity method partnerships are investments in which the Company holds a five percent or more interest and are carried at net asset value. The changes in such net asset values are recorded in earnings through net investment income.

As part of the consolidation of Castle Trust (see Note 9), included in partnerships is an investment in commercial aircraft totaling $935.1 million, net of accumulated depreciation of $117.9 million. These aircraft are recorded at cost and depreciated on a straight-line basis over their estimated lives of 25 years from the date of manufacture, to a residual value that is 15 percent of the Castle Trust cost. Total depreciation expense for the years ended December 31, 2005 and 2004 were $52.7 million and $51.3 million, respectively.

                    American General Life Insurance Company

2.4 Investments (continued)

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statements of income.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the consolidated balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the consolidated balance sheets in other liabilities.

At December 31, 2005 and 2004, the Company had no dollar roll agreements outstanding.

2.5 Separate Accounts

Separate Account assets and liabilities represent funds that are separately administered for Variable Annuities and Variable Universal Life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Therefore, the Company's liability for these

                    American General Life Insurance Company

2.5 Separate Accounts (continued)

accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the consolidated statements of income.

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC. The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin, is reported as CIP.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DPAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC or CIP amortization. DPAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves and on the unamortized balance of CIP at rates of 3.00 percent to 8.25 percent.

With respect to the Company's variable annuity contracts, the assumption for the long-term annual growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the first year following the introduction of a product, the

                    American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP") (continued)

DPAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DPAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies. With respect to the Company's variable life products, the assumption for the long-term growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 9 percent, but no reversion to the mean adjustment is applied.

DPAC and CIP related to interest-sensitive products are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amounts of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

                    American General Life Insurance Company

2.7 Policy and Contract Claims Reserves

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                           2005        2004
                                                        ----------- -----------
                                                                    (Restated)
                                                            (In Thousands)
Future policy benefits:
   Ordinary life....................................... $ 4,852,453 $ 4,553,987
   Group life..........................................      25,760      26,346
   Life contingent group annuities.....................      85,565      89,228
   Life contingent annuities...........................   4,737,550   3,744,591
   Terminal funding....................................     397,630     401,444
   Accident and health.................................     244,682     337,158
                                                        ----------- -----------
Total.................................................. $10,343,640 $ 9,152,754
                                                        =========== ===========
Policyholder contract deposits:
   Annuities........................................... $33,228,804 $32,463,764
   Corporate-owned life insurance......................     373,848     376,478
   Universal life......................................   6,113,472   5,609,281
                                                        ----------- -----------
Total.................................................. $39,716,124 $38,449,523
                                                        =========== ===========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 9.45 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 14.0 percent, grading to zero over a

                    American General Life Insurance Company

2.7 Policy and Contract Claims Reserves (continued)

period of 0 to 20 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2005 was 5.39 percent.

2.8 Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company provides reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the consolidated statements of income.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.9 Premium Recognition

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

                    American General Life Insurance Company

2.9 Premium Recognition (continued)

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

2.10 Reinsurance

The Company generally limits its exposure to loss on any single insured to $5.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $10.0 million. These limits were increased from lower amounts on June 1, 2005. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Total reinsurance recoverables on ceded reinsurance contracts are included in accounts receivable. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

2.11 Participating Policy Contracts

Participating life insurance accounted for approximately 2 percent of life insurance in force at December 31, 2005.

The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $56.4 million, $60.8 million and $67.9 million in 2005, 2004 and 2003, respectively, and were included in policyholders' benefits.

                    American General Life Insurance Company

2.12 Income Taxes

For the tax years ending December 31, 2005, 2004 and 2003, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses and tax credits, if any, within a reasonable period of time after the filing of the consolidated federal income tax return for the year in which the losses are used.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.13 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows investment income, policyholder liabilities and equity. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer or trader in derivative instruments.

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds).

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting (see
Note 11). The Company carries all

                    American General Life Insurance Company

2.13 Derivatives (continued)

derivatives in the consolidated balance sheet at fair value. Changes in the fair value of derivatives are reported in realized investment gains and losses.

2.14 Recently Issued Accounting Standards

In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN46 and is called a Variable Interest Entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. In December 2003, the FASB issued FIN46R.

The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

The following VIE activities are not consolidated by the Company under FIN46R:

     i. The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

                    American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

     ii. The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company, pursuant to FIN46R.

In March 2005, FASB issued FSP FIN46R-5 "Implicit Variable Interests under FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities" ("FSP FIN46R-5") to address whether a reporting enterprise has an implicit variable interest in a variable interest entity ("VIE") or potential VIE when specific conditions exist. Although implicit variable interests are mentioned in FIN46R, the term is not defined and only one example is provided. FSP FIN46R-5 offers additional guidance, stating that implicit variable interests are implied financial interests in an entity that change with changes in the fair value of the entity's net assets exclusive of variable interests. An implicit variable interest acts the same as an explicit variable interest except it involves the absorbing and/or receiving of variability indirectly from the entity (rather than directly). The identification of an implicit variable interest is a matter of judgment that depends on the relevant facts and circumstances. The Company adopted FSP FIN46R-5 in the second quarter of 2005. The adoption of FSP FIN46R-5 did not have a material effect on the Company's financial condition or results of operations.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-01. This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $16.9 million to reflect the guaranteed minimum death benefit liability as of January 1, 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting.

                    American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

The Company was required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. In April 2005, the SEC delayed the effective date for FAS 123R until the first fiscal year beginning after June 15, 2005. As a result, AIG expects to adopt the provisions of the revised FAS 123R and its related interpretive guidance in the first quarter of 2006. AIG and the Company are currently assessing the impact of FAS 123R and believe the impact will not be material to AIG's or the Company's financial condition or results of operations.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-01. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations.

                    American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

At the March meeting, the Emerging Issue Task Force "EITF" reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." On September 30, 2004, the FASB issued FASB Staff Position ("FSP") EITF No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB has resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the Company's financial condition or results of operations.

On December 16, 2004, the FASB issued Statement No. 153, "Exchanges of Nonmonetary Assets--An Amendment of APB Opinion No. 29" ("FAS 153"). FAS 153 amends APB Opinion No. 29, "Accounting for Nonmonetary Transactions". The amendments made by FAS 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have "commercial substance." Previously, APB Opinion No. 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. The provisions in FAS 153 are effective for nonmonetary asset exchanges beginning July 1, 2005. The adoption of FAS 153 did not have a material effect on the Company's financial condition or results of operations.

On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 replaces APB Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements." FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless its impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors beginning
January 1, 2006.

At the June 2005 meeting, the EITF reached a consensus with respect to Issue
No. 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights" (formerly, "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights"). The Issue addresses what

                    American General Life Insurance Company
rights held by the limited partner(s) preclude consolidation in circumstances in which the sole general partner would consolidate the limited partnership in accordance with generally accepted accounting principles absent the existence of the rights held by the limited partner(s). Based on that consensus, the EITF also agreed to amend the consensus in Issue No. 96-16, "Investor's Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholders Have Certain Approval or Veto Rights." The guidance in this Issue is effective after June 29, 2005 for general partners of all new limited partnerships formed and for existing limited partnerships for which the partnership agreements are modified. For general partners in all other limited partnerships, the guidance in this Issue is effective beginning January 1, 2006. The Company is currently assessing the effect of adopting this EITF Issue.

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS 133 paragraph 9(a). The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

On September 19, 2005, FASB issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. The Company is currently assessing the effect of implementing this guidance.

                    American General Life Insurance Company

On February 16, 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"), an amendment of SFAS 140 and SFAS
133. SFAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under SFAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable. SFAS 155 will be effective for all instruments acquired, issued, or subject to a remeasurement event occurring after the beginning of a company's fiscal year that begins after September 15, 2006, with earlier adoption permitted as of the beginning of 2006, provided that financial statements for any interim period of that fiscal year have not been issued. The Company has elected to early adopt SFAS 155 effective January 1, 2006. Adoption of SFAS 155 is not expected to have a material effect on the Company's consolidated financial condition or results of operation.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                                 2005       2004       2003
                                              ---------- ---------- ----------
                                                         (Restated) (Restated)
                                                       (In Thousands)
Investment income:
   Fixed maturities.......................... $3,265,962 $3,101,785 $2,859,528
   Equity securities.........................      3,435      8,070     13,148
   Mortgage loans on real estate.............    273,270    229,921    237,745
   Investment real estate....................      9,903     10,265      8,229
   Policy loans..............................    100,787     99,421    105,214
   Other long-term investments...............     32,396     82,767    (57,083)
   Short-term investments....................     28,263     16,697     18,431
                                              ---------- ---------- ----------
Gross investment income......................  3,714,016  3,548,926  3,185,212
Investment expenses..........................     80,130     63,577     45,177
                                              ---------- ---------- ----------
Net investment income........................ $3,633,886 $3,485,349 $3,140,035
                                              ========== ========== ==========

The carrying value of investments that produced no investment income during 2005 was less than 0.3 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    American General Life Insurance Company

During 2005, 2004 and 2003, investment income from other long-term investments is primarily related to gains or losses associated with various partnership interests.

3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                  2005       2004       2003
                                               ---------  ---------- ----------
                                                          (Restated) (Restated)
                                                        (In Thousands)
Fixed maturities:
   Gross gains................................ $ 204,217  $ 270,273  $ 495,550
   Gross losses...............................  (329,543)  (256,398)  (510,749)
                                               ---------  ---------  ---------
Total fixed maturities........................  (125,326)    13,875    (15,199)
Equity securities.............................    36,727      7,041      2,914
Partnerships..................................    (4,464)   (20,818)    26,358
Derivatives...................................     5,162    (31,852)   (46,583)
Other.........................................    35,050    (31,683)     4,608
                                               ---------  ---------  ---------
Net realized investment gains (losses) before
  tax.........................................   (52,851)   (63,437)   (27,902)
Income tax benefit............................   (18,498)   (22,203)    (9,766)
                                               ---------  ---------  ---------
Net realized investment gains (losses) after
  tax......................................... $ (34,353) $ (41,234) $ (18,136)
                                               =========  =========  =========

During 2005, 2004 and 2003, the Company's realized losses included write-downs of $121.6 million, $63.1 million (restated) and $291.7 million (restated), respectively, for certain available for sale fixed maturity investments that experienced declines deemed other than temporary. The determination that a security has incurred an other than temporary decline in value and the amount of loss recognition requires the judgement of the Company's management and a continual review of its investments.

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

                         Less than 12 Months     12 Months or More           Total
                        ---------------------- --------------------- ----------------------
                                                  (In Thousands)
                           Fair     Unrealized   Fair     Unrealized    Fair     Unrealized
                           Value      Losses     Value      Losses      Value      Losses
                        ----------- ---------- ---------- ---------- ----------- ----------
Fixed maturity
  securities........... $15,162,414  $335,958  $1,061,524  $61,193   $16,223,938  $397,151
Equity securities......       2,794       172       1,742    1,476         4,536     1,648
                        -----------  --------  ----------  -------   -----------  --------
   Total............... $15,165,208  $336,130  $1,063,266  $62,669   $16,228,474  $398,799
                        ===========  ========  ==========  =======   ===========  ========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2005, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

Fixed maturity and equity securities classified as available-for-sale are reported at fair value. Amortized cost and fair value at December 31, 2005 and 2004 were as follows:

                                                            Gross      Gross
                                               Amortized  Unrealized Unrealized    Fair
                                                 Cost        Gain       Loss       Value
                                              ----------- ---------- ---------- -----------
                                                             (In Thousands)
December 31, 2005
-----------------
Fixed maturity securities:
   Corporate securities:.....................
       Investment-grade...................... $28,425,624 $1,510,483 $(156,438) $29,779,669
       Below investment-grade................   3,504,754    145,856   (79,454)   3,571,156
   Mortgage-backed securities................  12,632,632    113,801  (127,981)  12,618,452
   U.S. government obligations...............     175,470     34,052      (677)     208,845
   Foreign governments.......................     750,686     93,689    (6,565)     837,810
   State and political subdivisions..........   3,256,136    125,314   (24,311)   3,357,139
   Collateralized bonds......................      83,537      1,875    (1,725)      83,687
   Redeemable preferred stocks...............      53,808     13,196        --       67,004
                                              ----------- ---------- ---------  -----------
Total fixed maturity securities.............. $48,882,647 $2,038,266 $(397,151) $50,523,762
                                              =========== ========== =========  ===========
Equity securities............................ $    33,457 $   34,552 $  (1,648) $    66,361
                                              =========== ========== =========  ===========
Separate account seed money.................. $    64,000 $    3,000 $      --  $    67,000
                                              =========== ========== =========  ===========
Investment in ultimate Parent Company........ $     8,597 $   46,680 $      --  $    55,277
                                              =========== ========== =========  ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

                                                                           Gross      Gross
                                                              Amortized  Unrealized Unrealized    Fair
                                                                Cost        Gain       Loss       Value
                                                             ----------- ---------- ---------- -----------
                                                                               Restated
                                                                            (In Thousands)
December 31, 2004
-----------------
Fixed maturity securities:
   Corporate securities:....................................
       Investment-grade..................................... $27,204,193 $2,139,206 $ (63,416) $29,279,983
       Below investment-grade...............................   2,979,378    209,999   (31,897)   3,157,480
   Mortgage-backed securities...............................  12,575,337    296,349   (38,749)  12,832,937
   U.S. government obligations..............................     214,984     31,887      (834)     246,037
   Foreign governments......................................     411,263     46,495      (207)     457,551
   State and political subdivisions.........................   3,188,957    184,295   (24,610)   3,348,642
   Collateralized bonds.....................................      59,077        160    (2,798)      56,439
   Redeemable preferred stocks..............................      51,712      9,055      (603)      60,164
                                                             ----------- ---------- ---------  -----------
Total fixed maturity securities............................. $46,684,901 $2,917,446 $(163,114) $49,439,233
                                                             =========== ========== =========  ===========
Equity securities........................................... $    48,038 $   24,776 $  (2,520) $    70,294
                                                             =========== ========== =========  ===========
Separate account seed money................................. $    39,758 $    1,735 $      (5) $    41,488
                                                             =========== ========== =========  ===========
Investment in ultimate Parent Company....................... $     8,597 $   44,606 $      --  $    53,203
                                                             =========== ========== =========  ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on securities included in accumulated other comprehensive income in shareholder's equity at December 31, 2005 were as follows:

                                                                2005        2004        2003
                                                             ----------  ----------  ----------
                                                                         (Restated)  (Restated)
                                                                       (In Thousands)
Gross unrealized gains...................................... $2,122,498  $2,988,563  $2,635,838
Gross unrealized losses.....................................   (398,799)   (165,639)   (371,145)
DPAC and other fair value adjustments.......................   (316,972)   (587,095)   (537,304)
Deferred federal income taxes...............................   (497,287)   (792,305)   (610,534)
                                                             ----------  ----------  ----------
Net unrealized gains on securities.......................... $  909,440  $1,443,524  $1,116,855
                                                             ==========  ==========  ==========

The contractual maturities of fixed maturity securities at December 31, 2005 were as follows:

                                                                                  2005
                                                                         -----------------------
                                                                          Amortized    Market
                                                                            Cost       Value
                                                                         ----------- -----------
                                                                             (In Thousands)
Fixed maturity securities, excluding mortgage-backed securities:
   Due in one year or less.............................................. $   846,359 $   858,504
   Due after one year through five years................................   4,130,131   4,329,861
   Due after five years through ten years...............................  11,538,141  11,863,561
   Due after ten years..................................................  19,735,384  20,853,384
Mortgage-backed securities..............................................  12,632,632  12,618,452
                                                                         ----------- -----------
Total fixed maturity securities......................................... $48,882,647 $50,523,762
                                                                         =========== ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $29.5 billion, $28.7 billion and $31.5 billion, during 2005, 2004 and 2003, respectively.

At December 31, 2005, $46.3 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75 percent or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2005 and 2004:

                                       Outstanding   Percent of     Percent
                                         Amount        Total     Nonperforming
                                      -------------  ----------  -------------
                                      (In Millions)
December 31, 2005
Geographic distribution:
   South Atlantic....................        $  862        23.3%           0.0%
   Pacific...........................           722        19.5            0.0
   Mid-Atlantic......................           854        23.1            0.0
   East North Central................           395        10.7            8.9
   Mountain..........................           130         3.5            0.0
   West South Central................           235         6.4            0.0
   East South Central................           202         5.5            0.0
   West North Central................           105         2.8           21.6
   New England.......................           172         4.7            0.0
   Canada............................            22          .6            0.0
Allowance for losses.................            (5)       (0.1)           0.0
                                             ------       -----
Total................................        $3,694       100.0%           2.1%
                                             ======       =====
Property type:
   Office............................        $1,437        38.9%           5.6%
   Retail............................         1,044        28.3            0.2
   Industrial........................           426        11.4            0.0
   Apartments........................           520        14.1            0.0
   Hotel/motel.......................            66         1.8            0.0
   Other.............................           206         5.6            0.0
Allowance for losses.................            (5)       (0.1)           0.0
                                             ------       -----
Total................................        $3,694       100.0%           2.1%
                                             ======       =====

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate (continued)

                                       Outstanding   Percent of     Percent
                                         Amount        Total     Nonperforming
                                      -------------  ----------  -------------
(Restated)
                                      (In Millions)
December 31, 2004
Geographic distribution:
   South Atlantic....................        $  741        22.3%           0.0%
   Pacific...........................           572        17.2            0.0
   Mid-Atlantic......................           681        20.5            2.1
   East North Central................           391        11.8            7.5
   Mountain..........................           174         5.2            0.0
   West South Central................           227         6.8            0.0
   East South Central................           246         7.4            0.0
   West North Central................           105         3.2           10.4
   New England.......................           170         5.1            0.0
   Canada............................            23         0.7            0.0
Allowance for losses.................            (5)       (0.2)           0.0
                                             ------       -----
Total................................        $3,325       100.0%           1.6%
                                             ======       =====
Property type:
   Office............................        $1,295        38.9            3.5%
   Retail............................           952        28.6            0.0
   Industrial........................           419        12.6            0.0
   Apartments........................           425        12.8            0.0
   Hotel/motel.......................            54         1.6           15.4
   Other.............................           185         5.6            0.0
Allowance for losses.................            (5)       (0.1)           0.0
                                             ------       -----
Total................................        $3,325         100%           1.6%
                                             ======       =====

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

4. Deferred Policy Acquisitions Costs and Cost of Insurance Purchased

The following reflects deferred policy acquisition costs which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                                                2005        2004        2003
                                                             ----------  ----------  ----------
                                                                         (Restated)  (Restated)
                                                                       (In Thousands)
Balance at January 1........................................ $3,288,233  $2,933,067  $2,779,562
   Capitalization...........................................    854,609     728,087     598,665
   Accretion of interest/amortization.......................   (377,957)   (280,198)   (327,341)
   Effect of unrealized (gains) losses on securities........    259,223     (80,598)   (131,753)
   Effect of realized (gains) losses on securities..........     (4,650)    (12,125)     13,934
                                                             ----------  ----------  ----------
Balance at December 31...................................... $4,019,457  $3,288,233  $2,933,067
                                                             ==========  ==========  ==========

The Company adjusts DAC amortization ("a DAC unlocking") when estimates of current or future gross profits to be realized are revised. In 2005, DAC amortization was increased by $16 million due to the unlocking of future assumptions on variable universal life products to reflect a refinement of assumptions made necessary due to shifting product mix.

A roll forward of the cost of insurance purchased ("CIP") for the years ended December 31, were as follows:

                                                               2005      2004      2003
                                                             --------  --------  --------
                                                                    (In Thousands)
Balance at January 1........................................ $324,920  $338,520  $351,600
   Deferral of renewal commissions..........................        0     3,623     5,274
   Accretion of interest/amortization.......................   (9,561)  (30,316)   15,612
   Effect of unrealized (gains) losses on securities........   23,672    12,725   (33,966)
   Effect of realized (gains) losses on securities..........   (3,132)      368        --
                                                             --------  --------  --------
Balance at December 31...................................... $335,899  $324,920  $338,520
                                                             ========  ========  ========

During 2003, the Company reduced their CIP amortization by $34 million primarily due to improved mortality. CIP amortization expected to be recorded in each of the next five years is $15.3 million, $12.8 million, $12.2 million, $11.2 million, and $8.8 million, respectively.

                    American General Life Insurance Company

5. Reserves for Guaranteed Benefits

Details concerning the Company's guaranteed minimum death benefit exposure as of December 31, 2005 were as follows:

                                                          2005         2004
                                                      -----------  -----------
Return of Net Deposits Plus a Minimum Return                (In Millions)
Account value........................................ $   45, 297  $    43,750
Net amount at risk /(a)/.............................       1,801        2,199
Average attained age of contract holders.............          54           54
Range of guaranteed minimum return rates.............  0.00%-3.00%  0.00%-3.00%

   /(a)/ Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                                  2005   2004
                                                                  ----   ----
                                                                  (In Millions)
Balance at January 1 /(b)/....................................... $ 10   $ 13
Guaranteed benefits incurred.....................................    5      8
Guaranteed benefits paid.........................................   (8)   (11)
                                                                   ----   ----
Balance at December 31........................................... $  7   $ 10
                                                                   ====   ====

   /(b)/ Included in the one-time cumulative effect of accounting change resulting from the adoption of SOP 03-1.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2005 and December 31, 2004:

  . Data used was 1,000 stochastically generated investment performance scenarios.

  .   Mean investment performance assumption was 10%.

  .   Volatility assumption was 16%.

  .   Mortality was assumed to be 70% to 87.5% of the 1983a table.

  .   Lapse rates vary by contract type and duration and range from 5% to 25%.

  .   The discount rate was 3% to 8%.

                    American General Life Insurance Company

6. Other Assets

Other assets consisted of the following:

                                                              December 31
                                                             2005     2004
                                                           -------- --------
                                                            (In Thousands)
Goodwill.................................................. $ 39,765 $ 39,780
Computer software, net....................................   96,184  104,114
Accounts receivable from brokers, net.....................   14,582   29,437
Prepaid expenses..........................................   39,304   36,605
Property and equipment, net...............................   45,366   49,594
Other.....................................................   25,612   12,740
                                                           -------- --------
Total other assets........................................ $260,813 $272,270
                                                           ======== ========

7. Restructuring Charges

In connection with the Parent's merger with AGC during 2001, the Company incurred $180.4 million in restructuring costs. Of the total restructuring charges, approximately $177.2 million has been paid as of December 31, 2005. The remaining balance has been released during 2005.

8. Federal Income Taxes

8.1 Tax Liabilities

Income tax liabilities were as follows:

                                                           December 31
                                                         2005       2004
                                                      ---------- ----------
                                                                 (Restated)
                                                          (In Thousands)
Current tax receivables.............................. $   14,032 $  (98,435)
Net deferred tax liabilities.........................  1,389,968  1,545,723
                                                      ---------- ----------
   Income tax payable................................ $1,404,000 $1,447,288
                                                      ========== ==========

                    American General Life Insurance Company

8.1 Tax Liabilities (continued)

The components of deferred tax liabilities and assets at December 31 were as follows:

                                                         2005        2004
                                                      ----------  ----------
                                                                  (Restated)
                                                          (In Thousands)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs................. $1,236,446  $  997,168
   Basis differential of investments.................    215,648     280,839
   Net unrealized gains on debt and equity
     securities available for sale...................    497,287     792,305
   Capitalized EDP...................................     24,144      26,599
   Prepaid expenses..................................     12,814      12,803
   Other.............................................    143,258      54,548
                                                      ----------  ----------
Total deferred tax liabilities.......................  2,129,597   2,164,262

Deferred tax assets applicable to:
   Policy reserves...................................   (713,177)   (581,827)
   Other.............................................    (26,452)    (36,712)
                                                      ----------  ----------
Total deferred tax assets............................   (739,629)   (618,539)
                                                      ----------  ----------
Net deferred tax liabilities......................... $1,389,968  $1,545,723
                                                      ==========  ==========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus." At December 31, 2004, the Company had approximately $382 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless it is distributed as a dividend, or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. During 2005, the Company distributed cash dividends in excess of $382 million, thereby eliminating its policyholders' surplus account and its exposure to federal income taxation.

                    American General Life Insurance Company

8.2 Tax Expense

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                                2005       2004        2003
                                                             ---------  ----------  ----------
                                                                        (Restated)  (Restated)
                                                                       (In Thousands)
Income tax at statutory percentage of GAAP pretax income.... $ 561,589    $513,629    $410,373
Non-conventional fuel source credits........................  (142,767)    (96,202)    (93,655)
Dividends received deduction................................   (28,583)    (19,828)    (18,632)
Prior year corrections......................................   (10,989)     (8,241)     (3,225)
Other credits, taxes and settlements........................     1,331       2,760     (12,237)
                                                             ---------    --------    --------
Income tax expense.......................................... $ 380,581    $392,118    $282,624
                                                             =========    ========    ========

For the tax years ending December 31, 2005, 2004 and 2003, the Company was included in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses and credits, if any, within a reasonable period of time after the filing of the consolidated federal income tax return for the year in which the losses are used.

                    American General Life Insurance Company

9. Transactions With Affiliates

Notes receivable from affiliates were as follows:

                                                              December 31, 2005    December 31, 2004
                                                             -------------------- --------------------
                                                             Par Value Book Value Par Value Book Value
                                                             --------- ---------- --------- ----------
                                                                          (In Thousands)
American General Corporation, 9.375%, due 2008.............. $  4,725   $  4,091  $  4,725   $  3,932
Transatlantic Holdings Inc., Promissory notes, 5.75%, due
  2015......................................................  164,000    163,202        --         --
AGC Life, Promissory notes, 5.02%, due 2010.................  116,000    116,000   116,000    116,000
American General Corporation, Promissory notes, 4.79%, due
  2006......................................................  415,000    415,000   415,000    415,000
Castle Trust 2, Asset backed notes, 5.26%, due 2026.........   41,453     41,449    45,990     46,971
Castle Trust 2, Asset backed notes, 8.26%, due 2026.........   13,929     13,924    14,497     16,142
                                                             --------   --------  --------   --------
Total notes receivable from affiliates...................... $755,107   $753,666  $596,212   $598,045
                                                             ========   ========  ========   ========

Various AIG companies provide services to the Company, principally mortgage servicing and investment management services, provided by American International Group Global Investment Corporation ("AIGGIC") on a fee basis. The Company paid approximately $66.9 million, $67.5 million and $54.4 million for such services in 2005, 2004 and 2003, respectively. Accounts payable for such services at December 31, 2005 and 2004 were not material. The Company rents facilities and provides services on an allocated cost basis to various AIG companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, AGLC. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries.

The Company received approximately $329.2 million, $337.0 million and $311.4 million for such services and rent in 2005, 2004 and 2003, respectively. Accounts receivable for rent and services at December 31, 2005 and 2004 were not material.

                    American General Life Insurance Company

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp. ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

During 2004, the Company purchased 38.7% of the non-voting preferred equity issued by Castle Trust 2003-II LP ("Castle Trust 2") for $116,558,398. The remaining non-voting equity interest and 100% of the voting equity of Castle Trust are held by various affiliates of the Company. The business of Castle Trust 2, and its wholly owned subsidiaries, is limited to buying, owning, leasing and selling a portfolio of aircraft. The purchase was funded by a capital contribution received from AGC Life Insurance Company. The Company's investment in Castle Trust 2 is reported in partnerships on the consolidated balance sheet.

On January 14, 2004, the Company purchased $65 million of fixed-rate asset-backed notes issued by Castle Trust 2. The notes mature on November 15, 2026 and are included in notes receivable from affiliates on the consolidated balance sheet.

On December 29, 2004, the Company purchased from Ambler Holding Corp, a wholly-owned subsidiary of the Company's affiliate AIG Financial Products, all of its Class D membership interests in Spicer Energy II LLC ("Spicer") for a purchase price of $86,100,234. As a result, the Company's Class D interest represents 25.3% of the equity in Spicer's three synfuel facilities. The Company's investment in Spicer is reported in partnerships on the consolidated balance sheet.

Effective August 1, 2003, the Company and AIG Life Insurance Company of Bermuda ("AIGB") entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $345,000 at December 31, 2005 and $295,000 at December 31, 2004. The Company believes the probability of loss under this agreement is remote.

Effective June 23, 2003, the Company entered into a Cut-through Agreement with AIG Life of Canada ("AIGC") pursuant to which claimants were granted a direct right of action against the Company in the event AIGC becomes insolvent or otherwise cannot or refuses to perform its obligations under certain structured settlement contracts issued by AIGC. On November 6, 2003, the Company filed the Cut-through Agreement with the Texas Department of Insurance (the

                    American General Life Insurance Company

Department). In early 2005, the Company discussed this Cut-through Agreement with the Department and it was agreed that the reserve established under these contracts would not exceed $300 million without the consent of the Department. As of December 31, 2005, the reserves recorded by AIGC, related to these contracts, totaled $231 million. The Company believes the probability of loss under this agreement is remote.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163.2 million. Other affiliates of the Company are holders of the same class of securities.

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public.

On September 23, 2003, the Company purchased 68 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle Trust") for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle Trust are held by affiliates of the Company. Castle Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle Trust and its wholly owned subsidiaries is limited to buying, owning, leasing and selling a portfolio of commercial jets. In December 2003, the FASB issued a "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN46R") (See Note 2.14). In accordance with FIN46R, Castle Trust has been consolidated in the Company's consolidated financial statements for the years ending December 31, 2005, 2004 and 2003.

10. Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

                    American General Life Insurance Company

11. Derivative Financial Instruments

11.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to swaps, currency swaps, S&P 500 index options and treasury note and U.S. long bond futures as economic hedges of certain financial assets and liabilities as follows:

Derivative Instrument                  Economically Hedged Item
---------------------                  -------------------------------------
Interest rate and currency swaps       Private placement bonds
S&P index options                      Equity-indexed policy liabilities on
                                         certain universal life and annuity
                                         policies
Treasury note and long bond futures    Bonds purchased for short-term
                                         (trading) purposes

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting.

With the exception of premiums required for the purchase of publicly-traded or over-the-counter (OTC)- traded S&P 500 index options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

11.2 Risks Inherent In the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the company's affiliated investment advisor, and within the Life Division to prevent and detect such mismatches.

                    American General Life Insurance Company

11.3 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of two to twenty-two years.

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                       2005      2004
                                                      ------  ----------
                                                              (Restated)
                                                         (In Millions)
Interest rate swap agreements:
   Notional amount................................... $1,320      $1,419
   Fair value........................................     (6)          4
Currency swap agreements:
   Notional amount...................................    602         360
   Fair Value........................................    (57)        (58)

                    American General Life Insurance Company

11.4 Index Options

S&P 500 index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products. Such options generally have terms of one or two years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows:

                                                       2005           2004
                                                  -------------- --------------
                                                           Fair           Fair
                                                  Notional Value Notional Value
                                                  -------- ----- -------- -----
                                                          (In Millions)
Calls:
   One-year (or less) contracts..................     $310   $10     $100    $6
   Two-year contracts............................       32     3       13     1

11.5 Futures

The Company purchases and sells short futures (treasury note and U.S. long bond) to offset interest rate exposures on certain bonds purchased for the trading portfolio. All such positions are closed out each quarter-end with mark to market adjustments recognized currently in earnings.

12. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

                    American General Life Insurance Company

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                               2005               2004
                                         ---------------- ---------------------
                                          Fair   Carrying    Fair     Carrying
                                          Value   Amount    Value      Amount
                                         ------- -------- ---------- ----------
                                                          (Restated) (Restated)
                                                     (In Millions)
Assets
Fixed maturity and equity securities.... $50,739 $50,739   $49,527    $49,527
Mortgage loans on real estate...........   4,841   3,694     3,532      3,325
Policy loans............................   1,823   1,775     1,777      1,731
Short-term investments..................      84      84        63         63
Derivative assets.......................      13      13        11         11
Partnerships............................   2,590   2,590     2,088      2,088
Separate account seed money.............      67      67        41         41
Investment in ultimate Parent Company...      55      55        53         53
Notes receivable from affiliates........     754     754       598        598
Securities lending collateral...........   9,743   9,743     9,286      9,286
Assets held in separate accounts........  27,163  27,163    25,537     25,537

Liabilities
Investment contracts....................  32,512  34,556    30,792     33,591
Dividend accumulations..................     898     898       904        904
Derivative liabilities..................      66      66        58         58
Securities lending payable..............   9,743   9,743     9,286      9,286
Liabilities related to separate accounts  27,163  27,163    25,537     25,537

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

Fair value for fixed maturity securities was based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

                    American General Life Insurance Company

Fair values for equity securities was based upon quoted market prices.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

Investment in Ultimate Parent Company

The fair value of the investment in the ultimate Parent Company is based on quoted market prices of AIG common stock.

Assets and Liabilities Related to Separate Accounts

The fair value of Separate Account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Derivative Financial Instruments

Fair values for derivative assets and liabilities were based upon quoted market prices received from AIG Financial Products Corp, an affiliated financial products company, and independent sources.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

Notes Receivable from Affiliates

Fair values of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

                    American General Life Insurance Company

Partnerships

Fair value of partnerships is based upon the fair value of the net assets of these investments as determined by the general partners.

Separate Account Seed Money

Fair value is considered to be the market value of the underlying securities.

13. Commitments and Contingencies

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had $650.1 million of unfunded commitments for its investments in limited partnerships at December 31, 2005.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2005 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance

                    American General Life Insurance Company

Guaranty Associations. The liability is not material to the Company's consolidated statement of position. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued represents the Company's best estimate of its liability, this estimate may change in the future.

On November 1, 2002, the Company and various affiliates entered into a one-year inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG in amounts aggregating to not more than $90.0 million. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5 percent or the prime rate, or fixed rate loans that pay LIBOR plus a specific margin. AIG has the option, at the commitment termination date to convert any outstanding loan balances to one-year term. After an initial one-year extension, effective October 29, 2004, the facility was amended to extend the commitment termination date to October 28, 2005. The Company has received annual facility fees of 0.045%. However, effective as of October 29, 2004, the facility fee was changed to 0.040%. Effective October 28, 2005, the commitment was amended to extend the termination date to October 27, 2006. No loans were funded during 2005 or 2004.

AGL owns interests in certain limited liability companies (LLCs) which invested in six coal synthetic fuel production facilities. The sale of coal synthetic fuel produced by these six facilities generated income tax credits. Since acquiring the facilities, AGL has recognized approximately $447 million of synfuel tax credits through December 31, 2005. One of the conditions a taxpayer must meet to qualify for coal synfuel tax credits is that the synfuel production facility must have been "placed in service" before July 1, 1998. On July 1, 2005, Internal Revenue Service (IRS) field agents issued notices of proposed adjustment to the LLCs proposing to disallow all of the credits taken by the LLCs during the years 2001 through 2003. The IRS field agents subsequently conceded that one of the facilities was timely placed in service, but contended that none of the other underlying production facilities were placed in service by the statutory deadline. On October 3, 2005, IRS field agents issued 60-day letters to the LLCs proposing to disallow the tax credits taken with respect to synfuel sales by the remaining five production facilities. By letters dated February 17, 2006, the IRS field agents have advised the LLCs that all six production facilities were placed in service before July 1, 1998 and that they will withdraw the 60-day letters issued to the LLCs.

                    American General Life Insurance Company

Tax credits generated from the production and sale of synthetic fuel under section 29 of the Internal Revenue Code are subject to an annual phase-out provision that is based on the average wellhead price of domestic crude oil. The price range within which the tax credits are phased-out was originally established in 1980 and is adjusted annually for inflation. Depending on the price of domestic crude oil for a particular year, all or a portion of the tax credits generated in that year might be eliminated. Although AGL cannot predict the future price of domestic crude oil for the years 2006 and 2007 (the final years the tax credits are available), AGL does not expect the phase-out provision to affect tax credits generated in 2005. AIG has also entered into hedges designed to mitigate a portion of its future exposure to a sustained high price of oil. However, no assurance can be given as to the effectiveness of the hedging in actually reducing such exposure or whether such hedging will continue.

During 1997 and 1998, the Company participated in a workers' compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers' compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year.

Net premiums and losses retained by the Company, after retro-cessions to various quota share reinsurers, are 100% retro-ceded to another AIG subsidiary, American General Assurance Company ("AGAC"). Under the agreement with AGAC, the company remains liable for any credit losses arising from uncollectible amounts from the third party reinsurers, including the Company's 50% pool participant. During 2005 and 2004, the Company recorded charges of $0.0 million and $20.7 million, respectively, related to such uncollectible amounts. Reinsurance recoverables included in these financial statements related to the workers' compensation business were $58.8 million and $62.0 million at December 31, 2005 and 2004, respectively. While not included in these financial statements, the Company is contingently liable for losses incurred by its 50% pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company

                    American General Life Insurance Company
will need to obtain permission from the SEC to continue to provide its variable annuities and variable universal life products. While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its affiliates in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

                    American General Life Insurance Company

14. Reinsurance

Reinsurance transactions for the years ended December 31, 2005, 2004 and 2003 were as follows:

                                                                                            Percentage
                                                     Ceded to    Assumed From               of Amount
                                                       Other        Other                    Assumed
                                      Gross Amount   Companies    Companies     Net Amount    to Net
                                      ------------ ------------  ------------  ------------ ----------
                                                         (In Thousands)
December 31, 2005
Life insurance in force.............. $502,899,091 $408,690,675    $3,081,688  $ 97,290,104       3.17%
                                      ============ ============    ==========  ============
Premiums:
   Life insurance and annuities......    3,200,493      456,696        14,397     2,758,194       0.52%
   Accident and health insurance.....       25,590        2,926         1,927        24,591       7.84%
                                      ------------ ------------    ----------  ------------
Total premiums....................... $  3,226,083 $    459,622    $   16,324  $  2,782,785       0.59%
                                      ============ ============    ==========  ============
December 31, 2004
Life insurance in force.............. $410,133,222 $314,611,320    $2,814,650  $ 98,336,552       2.86%
                                      ============ ============    ==========  ============
Premiums:
   Life insurance and annuities......    2,903,136      395,625         9,307     2,516,818       0.37%
   Accident and health insurance.....       25,374        2,999         1,129        23,504       4.80%
                                      ------------ ------------    ----------  ------------
Total premiums....................... $  2,928,510 $    398,624    $   10,436  $  2,540,322       0.41%
                                      ============ ============    ==========  ============
December 31, 2003
Life insurance in force.............. $314,862,729 $211,992,953    $2,628,269  $105,498,045       2.49%
                                      ============ ============    ==========  ============
Premiums:
   Life insurance and annuities......    2,638,355      305,828         6,641     2,339,168       0.28%
   Accident and health insurance.....       24,827       (6,252)       (7,296)       23,783     -30.68%
                                      ------------ ------------    ----------  ------------
Total premiums....................... $  2,663,182 $    299,576    $     (655) $  2,362,951      -0.04%
                                      ============ ============    ==========  ============

Reinsurance recoverable on paid losses was approximately $44.7 million, and $47.5 million, at December 31, 2005 and 2004, respectively. Reinsurance recoverable on unpaid losses was approximately $114.5 million, and $77.7 million at December 31, 2005 and 2004, respectively.

                    American General Life Insurance Company

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIG Life Insurance Company of Bermuda ("AIGB"). The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100% quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge.

15. Shareholder's Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by its immediate parent, AGC Life.

The Company paid $440 million, $300 million and $0 million in dividends on common stock to the Parent Company in 2005, 2004 and 2003, respectively. The Company also paid $680,000 in dividends on preferred stock to the Parent Company in 2005, 2004 and 2003.

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2005, approximately $9.6 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $4.3 billion of consolidated shareholder's equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

                    American General Life Insurance Company

16. Division Operations

16.1 Nature of Operations

The Company manages its business operation through two divisions, which are based on products and services offered.

Retirement Services

The Retirement Services Division, which primarily relates to the operation of VALIC, a wholly owned subsidiary of the Company, provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

Life Insurance

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

16.2 Division Results

Results of each division exclude net realized investment gains.

Division earnings information was as follows:

                                     Revenues                   Income Before Taxes                  Earnings
                          ------------------------------  ------------------------------  ------------------------------
                           2005      2004        2003      2005      2004        2003      2005      2004        2003
                          ------  ----------  ----------  ------  ----------  ----------  ------  ----------  ----------
                                  (Restated)  (Restated)          (Restated)  (Restated)          (Restated)  (Restated)
                                                                   (In Millions)
Retirement Services...... $2,571      $2,464      $2,188  $1,110      $1,043      $  781  $  758      $  698        $523
Life Insurance...........  4,161       3,850       3,488     547         488         419     500         401         385
                          ------      ------      ------  ------      ------      ------  ------      ------        ----
Total divisions..........  6,732       6,314       5,676   1,657       1,531       1,200   1,258       1,099         908
Realized investment
gains (losses)...........    (53)        (63)        (28)    (53)        (63)        (28)    (34)        (41)        (18)
                          ------      ------      ------  ------      ------      ------  ------      ------        ----
Total consolidated....... $6,679      $6,251      $5,648  $1,604      $1,468      $1,172  $1,224      $1,058        $890
                          ======      ======      ======  ======      ======      ======  ======      ======        ====

                    American General Life Insurance Company

16.2 Division Results (continued)

Division balance sheet information was as follows:

                                            Assets           Liabilities
                                      ------------------- ------------------
                                                   December 31
                                      --------------------------------------
                                        2005      2004     2005      2004
                                      -------- ---------- ------- ----------
                                               (Restated)         (Restated)
                                                  (In Millions)
Retirement Services.................. $ 70,603  $68,087   $65,608  $63,087
Life Insurance.......................   32,811   30,214    27,391   25,060
                                      --------  -------   -------  -------
Total consolidated................... $103,414  $98,301   $92,999  $88,147
                                      ========  =======   =======  =======

17. Restatement of Previously Issued Financial Statements

In February 2005, AIG's management initiated an internal review of AIG's books and records. As a result of the internal review, AIG concluded that the accounting for certain transactions needed to be restated in its 2004 Annual Report on Form 10-K. In November 2005, AIG announced that it had identified additional items that would require restatement. The Company had activity in certain of the transaction types identified for accounting restatement. Due to the significance of such items to the Company's net income in the years ended December 31, 2004 and 2003, the Company has restated the consolidated financial statements as of December 31, 2004 and for the years ended December 31, 2004 and 2003. Relevant disclosures have been restated in footnotes 2, 3, 4, 8, 11, 12 and 16 due to the effects of the restatements discussed below. The following provides detail of the significant accounting adjustments included in the restatement of the Company's consolidated financial statements.

Dollar Roll Transactions. The Company enters into dollar roll transactions with third parties designed to enhance the return on the Company's mortgage-backed securities ("MBS") portfolio. In a dollar roll transaction, the Company agrees to sell a pool of MBSs and simultaneously agrees to repurchase substantially the same securities at a later date, typically in one month. The

                    American General Life Insurance Company

Company had previously accounted for these transactions as collateralized financings under SFAS 140. Even though the Company had received collateral sufficient to fund substantially all of the cost of purchasing identical replacement securities at the time of transfer, the Company was not fully protected during the term of the contract to replace the asset in the event that the transferee defaulted. Accordingly, the Company should not have accounted for these transactions as financings, but rather as derivatives with mark-to-market changes reflected in earnings.

Accounting for Derivatives. The Company enters into derivative contracts principally to hedge interest rate risk and foreign currency risk associated with certain investment securities and to hedge the index-based exposures inherent in the Company's equity-indexed annuity and universal life products. Such derivative transactions include interest rate swaps, cross currency swaps and S&P Index options which are generally executed through an affiliated counterparty. Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") requires that derivatives used for hedging must be executed with an outside third party and documented contemporaneously to qualify for hedge accounting treatment. The Company has determined that in many cases its derivatives did not meet these hedging requirements. As a result, the accompanying consolidated financial statements have been restated to reclassify changes in fair value of derivatives from other comprehensive income to net realized investment gains (losses). The Company continues to believe that such hedging activities have been and remain economically effective.

Accounting for Limited Partnerships. In its previously issued consolidated financial statements for the year ended December 31, 2004, the Company recorded a correction to properly reflect its ownership in certain limited partnerships, which included an entry to the statement of income to record the cumulative amount of equity in earnings that had not been recorded in prior years. The accompanying consolidated financial statements have been restated to include the equity in earnings from these partnerships for the years ended December 31, 2004 and 2003 in the respective year's statement of income, and to record other miscellaneous corrections to accounting for various partnerships, including a mark-to-market adjustment on limited partnerships accounted for under the cost method.

Term Insurance Reserves and Deferred Acquisition Costs ("DAC"). In 2004, the Company converted its term policies, written primarily in 2003 and 2004, to a new administrative system. During the conversion, the Company determined that certain errors existed in the mortality factors used in its reserve calculations and that certain deferrable agent commissions had been erroneously omitted from its DAC calculations during 2003. In its previously issued consolidated financial statements for the year ended December 31, 2004, the Company recorded a correction to

                    American General Life Insurance Company
its recorded reserves and DAC for these matters. The accompanying consolidated financial statements have been restated to include these corrections in the period ended December 31, 2003.

Other Adjustments. Other restatement adjustments include impairments to reflect other-than-temporary declines in the value of certain available-for-sale securities as of the respective balance sheet dates, the release of credit reserves for mortgage loans and accrued interest on debt securities which were determined to be incorrect under GAAP, corrections of errors in reserves and deferred acquisition costs, and other miscellaneous corrections and reclassifications. In addition, corrections to additional paid-in capital related to the incorrect recording of two unrelated capital transactions, primarily occurring prior to 2003, were made as part of the restatement.

The effect of all accounting restatement adjustments on the Company's consolidated statements of income was as follows:

                                                        Increase (Decrease) for
                                                           Years Ended and at
                                                               December 31,
                                                        ---------------------
                                                            2004         2003
                                                        ------------   -------
                                                              (in millions)
Pretax income before cumulative effect of
  accounting change:
   Dollar roll transactions............................         $ 15     $ (87)
   Derivatives.........................................          (35)      (50)
   Limited partnerships................................           33       (10)
   Term reserves and DAC...............................          (32)       32
   Other...............................................          (18)       (1)
                                                        ------------   -------
       Total effect on pretax income before
         cumulative effect of accounting change........         $(37)    $(116)
                                                        ============   =======
Net income:
   Dollar roll transactions............................         $ 10     $ (56)
   Derivatives.........................................          (23)      (33)
   Limited partnerships................................           21        (7)
   Term reserves and DAC...............................          (21)       21
   Other...............................................          (17)        3
                                                        ------------   -------
       Total effect on net income......................         $(30)    $ (72)
                                                        ============   =======

                    American General Life Insurance Company

A summary of the restatement adjustments and their effect on line items in the consolidated financial statements is as follows:

As of and for the year ended December 31, 2004:

                                                             As previously
                                                               reported      Adjustments   As restated
                                                             -------------  -------------  -----------
                                                                            (In millions)
Consolidated Balance Sheet
--------------------------
   Fixed maturity securities, available for sale............       $49,436           $  3      $49,439
   Mortgage loans on real estate............................         3,325             --        3,325
   Partnerships.............................................         2,092             (4)       2,088
   Accounts receivable......................................         1,108            (10)       1,098
   Deferred policy acquisition costs/cost of insurance
     purchased..............................................         3,617             (4)       3,613
   Total assets.............................................        98,316            (15)      98,301
   Future policy benefits...................................         9,156             (3)       9,153
   Policyholder contract deposits...........................        38,439             11       38,450
   Federal income taxes.....................................         1,443              4        1,447
   Other liabilities........................................         1,256            (11)       1,245
   Total liabilities........................................        88,146              1       88,147
   Additional paid-in capital...............................         3,624             (5)       3,619
   Accumulated other comprehensive income...................         1,399             45        1,444
   Retained earnings........................................         5,038            (56)       4,982
   Total shareholder's equity...............................        10,068            (16)      10,052
   Total liabilities and shareholder's equity...............        98,316            (15)      98,301

Consolidated Statement of Income
--------------------------------
   Net investment income....................................         3,557            (72)       3,485
   Net realized investment gains (losses)...................          (158)            95          (63)
   Other revenues...........................................           289             --          289
   Policyholder benefits....................................         1,626             25        1,651
   Operating costs and expenses.............................         1,035             34        1,069
   Pretax income before cumulative effect of accounting
     change.................................................         1,504            (36)       1,468
   Income tax expense.......................................           399             (7)         392
   Net income (loss)........................................         1,089            (30)       1,059

                    American General Life Insurance Company

As of and for the year ended December 31, 2004:

                                                             As previously
                                                               reported      Adjustments   As restated
                                                             -------------  -------------  -----------
                                                                            (In millions)
Consolidated Statement of Shareholder's Equity
----------------------------------------------
   Additional paid-in capital...............................
       Beginning balance....................................      $  3,507           $ (3)    $  3,504
       Capital contribution from Parent.....................           117             (2)         115
       Ending balance.......................................         3,624             (5)       3,619
   Accumulated comprehensive income.........................
       Beginning balance....................................         1,098             19        1,117
       Other comprehensive income...........................           301             26          327
       Ending balance.......................................         1,399             45        1,444
   Retained earnings........................................
       Beginning balance....................................         4,250            (26)       4,224
       Net income...........................................         1,089            (30)       1,059
       Ending balance.......................................         5,038            (56)       4,982
   Total shareholder's equity...............................        10,068            (16)      10,052

Consolidated Statement of Cash Flows
------------------------------------
   Net income...............................................         1,089            (30)       1,059
   Interest credited to policyholders.......................         2,064              3        2,067
   Change in accounts receivable............................           (85)            10          (75)
   Change in future policy benefits and other policy claims.        (1,018)            11       (1,007)
   Amortization of policy acquisition costs and cost of
     insurance purchased....................................           311              9          320
   Policy acquisition costs deferred........................          (758)            26         (732)
   Provision for deferred income tax expense................           256             (5)         251
   Accounts payable to brokers..............................           (73)            73           --
   Realized investment losses (gains).......................           158            (95)          63
   Other, net...............................................           (10)            75           65
   Net cash provided by operating activities................         2,393             77        2,470
   Purchases of fixed maturities and equity securities......       (27,374)           (17)     (27,391)
   Sales of fixed maturities and equity securities..........        27,002            (59)      26,943
   Change in securities lending collateral..................            --              5            5
   Net cash used in investing activities....................        (4,285)           (70)      (4,355)
   Capital contribution from Parent.........................           117             (2)         115
   Change in securities lending payable.....................            --             (5)          (5)
   Net cash provided by financing activities................         1,852             (7)       1,845

                    American General Life Insurance Company

As of and for the year ended December 31, 2003:

                                                             As previously
                                                               reported      Adjustments   As restated
                                                             -------------  -------------  -----------
                                                                            (In millions)
Consolidated Statement of Income
--------------------------------
   Premiums and other considerations........................        $2,404          $ (41)      $2,363
   Net investment income....................................         3,289           (149)       3,140
   Realized investment gains (losses).......................           (57)            29          (28)
   Other revenues...........................................           176             (3)         173
   Policyholder benefits....................................         1,545             (6)       1,539
   Operating costs and expenses.............................           940            (43)         897
   Pretax income before cumulative effect of accounting
     change.................................................         1,288           (116)       1,172
   Income tax expense.......................................           327            (44)         283
   Net income (loss)........................................           962            (72)         890

Consolidated Statement of Shareholder's Equity
----------------------------------------------
   Additional paid-in capital...............................
       Beginning balance....................................         3,167             (4)       3,163
       Capital contribution from parent.....................           340              1          341
       Ending balance.......................................         3,507             (3)       3,504
   Accumulated comprehensive income.........................
       Beginning balance....................................           736            (59)         677
       Other comprehensive income...........................           361             79          440
       Ending balance.......................................         1,098             19        1,117
   Retained earnings........................................
       Beginning balance....................................         3,289             46        3,335
       Net income...........................................           962            (72)         890
       Ending balance.......................................         4,250            (26)       4,224
   Total shareholder's equity...............................         8,862            (10)       8,852

                    American General Life Insurance Company

As of and for the year ended December 31, 2003:

                                                                As previously
                                                                  reported      Adjustments   As restated
                                                                -------------  -------------  -----------
                                                                               (In millions)
Consolidated Statement of Cash Flows
------------------------------------
   Net income..................................................      $    962          $ (72)    $    890
   Interest credited to policyholders..........................         2,039              4        2,043
   Change in future policy benefits and other policy claims....           216             (9)         207
   Amortization of policy acquisition costs and cost of
     insurance purchased.......................................           311            (23)         288
   Policy acquisition costs deferred...........................          (584)           (19)        (603)
   Provision for deferred income tax expense...................           268            (46)         222
   Accounts payable to brokers.................................          (614)           614           --
   Realized investment (gains) losses..........................           315            (29)         286
   Other, net..................................................           522            192          714
   Net cash provided by operating activities...................         3,952            612        4,564
   Purchase of fixed maturities and equity securities..........       (34,541)          (614)     (35,155)
   Change in securities lending collateral.....................            --              1            1
   Net cash used in investing activities.......................        (5,294)          (613)      (5,907)
   Capital contribution from parent............................           340              1          341
   Change in securities lending payable........................            --             (1)          (1)
   Net cash provided by financing activities...................         1,545              1        1,546

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors ..............................   2
Statements of Admitted Assets................................   3
Statements of Liabilities, Capital and Surplus...............   4
Statements of Income and Changes in Capital and Surplus......   5
Statements of Cash Flow......................................   6
Notes to Statutory Basis Financial Statements................   7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of American Home Assurance Company;

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

PricewaterhouseCoopers LLP

New York, NY
April 27, 2006

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                            2005         2004
------------------                                                                        -----------   -----------
Cash and Invested Assets:
   Bonds, principally at amortized cost (NAIC Market value: 2005 - $9,798,011;
      2004 - $8,209,551)                                                                  $ 9,663,980   $ 7,994,584
   Stocks:
   Common stocks, at NAIC market value (Cost: 2005 - $1,575,107;
      2004 - $1,374,734)                                                                    3,190,583     2,923,431
   Non-redeemable preferred stocks, at NAIC market value (Cost: 2005 - $539,993;
      2004 - $436,573)                                                                        542,438       457,594
   Other invested assets, primarily at equity (Cost: 2005 - $2,109,071; 2004 -
      $1,755,421)                                                                           2,261,269     1,822,492
   Securities lending collateral                                                              295,591       125,900
   Short-term investments, at amortized cost (approximates NAIC market value)                  95,534        18,537
   Cash                                                                                        22,494        70,458
   Receivable for securities                                                                  164,069        99,399
                                                                                          -----------   -----------
      TOTAL CASH AND INVESTED ASSETS                                                       16,235,958    13,512,395
                                                                                          -----------   -----------

Investment income due and accrued                                                             234,067       153,754
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                           823,180       614,120
   Premiums and installments booked but deferred and not yet due                            1,383,624     1,152,479
   Accrued retrospective premiums                                                              27,758         7,717
Amounts billed and receivable from high deductible policies                                   315,772       367,174
Reinsurance recoverable on loss payments                                                      399,204       245,992
Funds held by or deposited with reinsurers                                                     23,948       161,437
Deposit accounting assets                                                                   1,336,343     1,638,716
Deposit accounting assets - funds held                                                        432,987       424,685
Federal and foreign income taxes recoverable from parent                                      794,462       575,690
Net deferred tax assets                                                                       308,507       322,785
Equities in underwriting pools and associations                                               577,679       498,433
Electronic data processing equipment, less accumulated depreciation                            93,882        90,770
Receivable from parent, subsidiaries and affiliates                                         1,640,093       430,318
Other admitted assets                                                                         178,400       371,907
                                                                                          -----------   -----------
      TOTAL ADMITTED ASSETS                                                               $24,805,864   $20,568,372
                                                                                          ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                   2005          2004
------------------                                               -----------   -----------
                         Liabilities

Reserves for losses and loss adjustment expenses                 $11,620,078   $ 9,357,799
Unearned premiums                                                  4,334,485     4,136,808
Commissions, premium taxes, and other expenses payable               118,273       140,332
Reinsurance payable on paid loss and loss adjustment expenses        145,544       259,375
Funds held by company under reinsurance treaties                     255,848       261,469
Provision for reinsurance                                            210,152       376,738
Ceded reinsurance premiums payable, net of ceding commissions        431,565        74,708
Amounts withheld or retained by company for account of others         31,331        41,058
Payable to parent, subsidiaries and affiliates                        33,968       346,919
Policyholder funds on deposit                                         12,578        20,862
Loss clearing                                                         13,610         8,665
Liability for pension and severance pay                                4,945         4,882
Retroactive reinsurance reserves - assumed                            32,893        10,677
Retroactive reinsurance reserves - ceded                             (65,044)      (81,536)
Deposit accounting liabilities                                       486,910       465,475
Deposit accounting liabilities - funds held                        1,006,426     1,089,396
Securities lending payable                                           295,591       125,900
Collateral deposit liability                                         505,755       458,938
Other liabilities                                                    281,304       130,566
                                                                 -----------   -----------
   TOTAL LIABILITIES                                              19,756,213    17,229,032
                                                                 -----------   -----------

                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares
   authorized, 1,695,054 shares issued and outstanding                25,426        25,426
Capital in excess of par value                                     2,779,526       702,746
Unassigned surplus                                                 2,176,592     2,529,590
Special surplus funds from retroactive reinsurance                    68,107        81,578
                                                                 -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                       5,049,651     3,339,340
                                                                 -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $24,805,864   $20,568,372
                                                                 ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2005         2004
--------------------------------                                -----------   ----------
                     Statements of Income

Underwriting Income:
  Premiums earned                                               $ 7,045,820   $6,522,744
                                                                -----------   ----------
Underwriting Deductions:
  Losses incurred                                                 5,406,410    4,766,133
  Loss adjustment expenses incurred                               1,098,644      730,780
  Other underwriting expenses incurred                            1,584,477    1,424,929
                                                                -----------   ----------
Total Underwriting Deductions                                     8,089,531    6,921,842
                                                                -----------   ----------
NET UNDERWRITING LOSS                                            (1,043,711)    (399,097)
                                                                -----------   ----------
Investment Income:
  Net investment income earned                                      630,678      419,418
  Net realized capital gains (net of capital gains taxes:
    2005 - $20,492; 2004- $13,604)                                   38,055       25,265
                                                                -----------   ----------
NET INVESTMENT GAIN                                                 668,733      444,683
                                                                -----------   ----------
Net loss from agents' or premium balances charged-off              (145,742)     (42,783)
Other gain                                                           91,947       37,322
                                                                -----------   ----------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                                            (428,773)      40,125
Federal income tax (benefit) expense                               (243,047)      86,311
                                                                -----------   ----------
    NET LOSS                                                    $  (185,726)  $  (46,187)
                                                                ===========   ==========

                Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year           $ 3,339,340   $3,621,899
  Adjustment to beginning surplus                                  (211,984)    (588,401)
                                                                -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                             3,127,356    3,033,498
                                                                -----------   ----------
Changes in Capital and Surplus:
  Net loss                                                         (185,726)     (46,187)
  Change in net unrealized capital gains [net of capital
     gains taxes: 2005 - $13,354; 2004 - ($92,280)]                 164,444      268,660
  Change in net deferred income tax                                 112,728      455,352
  Change in non-admitted assets                                    (322,775)    (345,908)
  Change in provision for reinsurance                               166,585       (7,795)
  Paid in capital and surplus                                     2,076,780      157,948
  Cash dividends to stockholder                                     (31,732)     (63,464)
  Other surplus adjustments                                               -     (149,132)
  Foreign exchange translation                                      (58,009)      36,367
                                                                -----------   ----------
    TOTAL CHANGES IN CAPITAL AND SURPLUS                          1,922,296      305,842
                                                                -----------   ----------
CAPITAL AND SURPLUS, DECEMBER 31,                               $ 5,049,651   $3,339,340
                                                                ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                  2005          2004
--------------------------------                              -----------   -----------
                    Cash From Operations

Premiums collected, net of reinsurance                        $ 7,143,463   $ 7,080,889
Net investment income                                             604,156       436,057
Miscellaneous income                                              (53,776)       (4,928)
                                                              -----------   -----------
   SUB-TOTAL                                                    7,693,843     7,512,017
                                                              -----------   -----------
Benefit and loss related payments                               3,809,181        13,777
Commission and other expense paid                               2,171,077     1,930,945
Dividends paid to policyholders                                       878           601
Change in federal and foreign income taxes                         (3,783)      618,202
                                                              -----------   -----------
   NET CASH FROM OPERATIONS                                     1,716,490     4,948,492
                                                              -----------   -----------
                   Cash From Investments

Proceeds from investments sold, matured, or repaid
   Bonds                                                        4,129,223     3,286,111
   Stocks                                                       2,795,546     2,427,404
   Other                                                        3,042,793     4,128,503
                                                              -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID     9,967,562     9,842,018
                                                              -----------   -----------
Cost of Investments Acquired
   Bonds                                                        5,803,573     5,267,295
   Stocks                                                       3,071,743     2,513,100
   Other                                                        3,630,931     4,462,157
                                                              -----------   -----------
   TOTAL COST OF INVESTMENT ACQUIRED                           12,506,247    12,242,551
                                                              -----------   -----------
   NET CASH (USED IN) INVESTING ACTIVITIES                     (2,538,684)   (2,400,533)
                                                              -----------   -----------
       Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock                  750,000       157,948
Dividends to stockholder                                          (47,598)      (63,464)
Net deposit on deposit-type contracts and other insurance        (285,727)     (641,968)
Other                                                             434,553    (2,022,900)
                                                              -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES          851,228    (2,570,384)
                                                              -----------   -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                   29,034       (22,425)

Cash and short-term Investments:
   Beginning of year                                               88,995       111,419
                                                              -----------   -----------
   END OF YEAR                                                $   118,028   $    88,995
                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     The American Home Assurance Company ("AHAC" or the "Company") is a direct wholly-owned subsidiary of the American International Group, Inc. (the "Parent" or "AIG").

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability (D&O), difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation the Company is a leading provider in customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept the risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with the Parent and affiliates. In addition, the Company participates in an intercompany pooling agreement with certain affiliated companies (see Note 5).

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of (1) discounting workers' compensation reserves on a non-tabular basis; in NAIC SAP, discounting of reserves is not permitted on a non-tabular basis; (2) under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted; and, (3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance; in NAIC SAP, New York Regulation 20 credits are not permitted.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

     DECEMBER 31,                                 2005         2004
     ------------                              ----------   ----------
     NET LOSS, NEW YORK INSURANCE DEPARTMENT   $ (185,726)  $  (46,187)
     State Practices - (Deduction) Income:
        Non-Tabular Discounting                   (31,431)     (44,160)
                                              ----------   ----------
     NET LOSS, NAIC SAP                        $ (217,157)  $  (90,347)
                                               ==========   ==========
     STATUTORY SURPLUS, NEW YORK INSURANCE
        DEPARTMENT                             $5,049,651   $3,339,340
     State Practices - (Charge) Credit:
        Non-Tabular Discounting                  (212,605)    (181,174)
        EDP equipment and software                (93,881)     (90,731)
        Reinsurance Credits                      (208,499)    (192,015)
                                               ----------   ----------
     STATUTORY SURPLUS, NAIC SAP               $4,534,666   $2,875,420
                                               ==========   ==========

     In addition to the aforementioned matters, the Commissioner has permitted the Company to utilize the independent audit of the Company's Parent (the consolidated upstream holding company) to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in joint ventures, limited partnerships and hedge funds.

     As agreed with the Company's domiciliary state, investments in publicly traded affiliated common stocks are accounted for at the quoted market value less a discount as prescribed by NAIC SAP.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. A description of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expense (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available for sale and trading securities are reported at fair value. The difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 4-6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated by the ceding entity to the extent of gains realized; and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     INVESTED ASSETS: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

     - Bonds: Bonds with an NAIC designation of 1 to 3 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 4 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. Bonds that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2005 and 2004, the NAIC market value of the Company's mortgage-backed securities approximated $165,005 and $178,991, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flows and are valued using the retrospective method. Prepayment assumptions were obtained from broker surveys.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund are carried at amortized cost. All below investment grade preferred stocks are carried at the lower of amortized cost or NAIC designated market values.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The discount rate is approximately 23.0%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets consist primarily of investments in joint venture and partnerships. Joint venture and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are being recorded as unrealized gains or losses. Investments in joint venture and partnerships that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss. The intermediate bond mutual fund, owned by AIG, is carried principally at the NAIC designated market value and the unrealized gain or loss reported as unassigned surplus.

     - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          The Company does not use hedge accounting for its derivatives.

          Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus.

     - Net Investment Gains (Losses): Net investment gains (losses) consists of net investment income earned and realized gains or losses from the disposition of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint venture, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     REVENUE RECOGNITION: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement on Statutory Accounting Practices (SSAP) No. 66 entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2005 and 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $27,758 and $7,717, respectively, net of non-admitted premium balances of $3,084 and $857 respectively.

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53 entitled Property and Casualty Contracts - Premiums, the Company records these estimates [commonly known as Earned But Unbilled (EBUB) Premiums] as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the EBUB premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP No. 53, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which the insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement (commonly referred to as Tail Coverage), which permits the extended reporting of insured events after the termination of the claims made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     REINSURANCE: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     RETROACTIVE REINSURANCE: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the income statement. Surplus gains are reported as segregated unassigned funds (surplus) until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100 for compliance with the nine month rule as prescribed in SSAP No. 62, entitled Property and Casualty Reinsurance. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     DEPOSIT ACCOUNTING: All assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions in accordance with SSAP No. 62 and SSAP No. 75 entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     FOREIGN PROPERTY CASUALTY BUSINESS: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). See Note 5 for a description of AIUOA pooling arrangement and related financial statement presentation.

     COMMISSIONS AND OTHER UNDERWRITING EXPENSES: Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP No. 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     RESERVES FOR LOSSES AND LAE: The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,671,598 and $1,348,754, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's tabular discount amounted to $184,289 and $143,688, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the Insurance Department of the State of New York. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,487,309 and $1,205,066, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's non-tabular discount amounted to $212,605 and $181,174, respectively, all of which were applied against the Company's case reserves.

     FOREIGN EXCHANGE: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     STATUTORY BASIS RESERVES: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     POLICYHOLDERS' DIVIDENDS: Dividends to policyholders are charged to income as declared.

     CAPITAL AND SURPLUS: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     NON-ADMITTED ASSETS: Certain assets, principally leasehold improvements, certain overdue agents' balances, prepaid expenses and certain deferred taxes that exceed statutory guidance are designated as Non-admitted Assets and are directly charged to Unassigned Surplus. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2005 and 2004, depreciation and amortization expense amounted to $24,616 and $17,060, respectively.

     RECLASSIFICATIONS: Certain balances contained in the 2004 financial statements have been reclassified to conform with the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   ACCOUNTING ADJUSTMENTS TO 2005 STATUTORY BASIS FINANCIAL STATEMENTS

     During 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls over balance sheet reconciliations. As a result of these remediation efforts, management concluded that certain adjustments should be made to the assets, liabilities, net income and unassigned surplus as reported in the Company's 2004 amended Annual Statement. The adjustments resulted in an after tax statutory charge of $211,984. In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the Company reported the impact to its 2004 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2005.

     CAPITAL AND SURPLUS, AS OF DECEMBER 31, 2004        $3,339,340

     Adjustments to Beginning Capital and Surplus:

       Asset realization                                   (229,448)
       Revenue recognition                                  (65,075)
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, BEFORE FEDERAL INCOME TAXES      (294,523)

       Current federal income taxes                          22,311
       Deferred income taxes                                 60,228
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, AFTER FEDERAL INCOME TAXES     $ (211,984)
                                                         ----------
     CAPITAL AND SURPLUS, AS OF JANUARY 1, 2005          $3,127,356
                                                         ==========

     An explanation for each of the adjustments for prior period corrections is described below:

     1. ASSET REALIZATION: As a result of the remediation of the internal control weaknesses related to the balance sheet reconciliations, a further review was performed of the Company's allowance for doubtful accounts and other accruals. Based on this review, the Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

     2. REVENUE RECOGNITION: As a result of the remediation of the internal control weaknesses related to the Company's revenue recognition policies, a further review was performed by the Company that resulted in revisions to revenues that were recognized in prior periods related to certain long duration environmental insurance contracts.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   ACCOUNTING ADJUSTMENTS TO 2004 STATUTORY BASIS FINANCIAL STATEMENTS

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

     An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under Statements of Statutory Accounting Principles SSAP No. 3. In applying this methodology, the Company has reflected the impact (in the amount of $588,401) to its 2003 and prior unassigned surplus as a prior period correction adjustment to unassigned surplus as of January 1, 2004.

     A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

     TOTAL CAPITAL AND SURPLUS, DECEMBER 31, 2003              $3,621,899

     Adjustments to beginning capital and surplus:

     1. Risk Transfer (Union Excess, Richmond and other)         (431,414)
     2. Coventry                                                  (15,932)
     3. Loss Reserves                                             (74,880)
     4. DBG Analysis                                              (53,316)
     5. Other Adjustments                                         (12,859)
                                                               ----------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS          (588,401)
                                                               ----------
     TOTAL CAPITAL AND SURPLUS, AS OF JANUARY 1, 2004          $3,033,498
                                                               ==========

     The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance with NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     An explanation of each of the accounting adjustments included in the reconciliation above are discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

     2. COVENTRY: Life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP No. 21 entitled Other Admitted Assets.

     3. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     4. DOMESTIC BROKERAGE GROUP DBG ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     5. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

The amortized cost and NAIC market values* of the Company's bond investments at December 31, 2005 and 2004 are outlined in the table below:

                                                                                   GROSS        GROSS       NAIC *
                                                                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                                                                      COST         GAINS       LOSSES        VALUE
                                                                   ----------   ----------   ----------   ----------
AS OF DECEMBER 31, 2005
   U.S. governments                                                $  339,230    $  1,331      $ 4,491    $  336,070
   All other governments                                            1,030,463       5,491        4,015     1,031,939
   States, territories and possessions                              1,437,180      25,194        4,641     1,457,733
   Political subdivisions of states, territories and possessions    1,971,726      34,761        2,780     2,003,707
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     4,242,687      78,602        6,193     4,315,096
   Public utilities                                                    46,234         634          226        46,642
   Industrial and miscellaneous                                       596,460      13,179        2,815       606,824
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                         $9,663,980    $159,192      $25,161    $9,798,011
                                                                   ==========    ========      =======    ==========
AS OF DECEMBER 31, 2004
   U.S. governments                                                $  409,872    $  2,471      $ 3,542    $  408,801
   All other governments                                              696,857       4,848          377       701,328
   States, territories and possessions                              1,495,488      31,687        2,075     1,525,100
   Political subdivisions of states, territories and possessions    1,218,335      33,096        1,324     1,250,107
   Special revenue and special assessment obligation and all
   non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     3,642,185     137,274        3,314     3,776,145
   Public utilities                                                    33,300         776           46        34,030
   Industrial and miscellaneous                                       498,547      15,663          170       514,040
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2004                         $7,994,584    $225,815      $10,848    $8,209,551
                                                                   ==========    ========      =======    ==========

As of December 31, 2005 and 2004, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $9,818,483 and $8,233,574, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2005 and 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    2005                        2004
                                         -------------------------   -------------------------
                                          AMORTIZED      NAIC *       AMORTIZED      NAIC *
AS OF DECEMBER 31,                          COST      MARKET VALUE      COST      MARKET VALUE
------------------                       ----------   ------------   ----------   ------------
Due in one year or less                  $  957,757    $  954,751    $  645,776    $  699,528
Due after one year through five years       855,048       857,130       548,675       554,970
Due after five years through ten years    6,253,720     6,338,300     1,695,997     1,715,243
Due after ten years                       1,435,025     1,482,825     4,931,680     5,060,819
Mortgaged-backed securities                 162,430       165,005       172,456       178,991
                                         ----------    ----------    ----------    ----------
   TOTAL BONDS                           $9,663,980    $9,798,011    $7,994,584    $8,209,551
                                         ==========    ==========    ==========    ==========

During 2005 and 2004, proceeds from the sale of the Company's bonds amounted to $3,278,300 and $2,197,876, respectively. During 2005 and 2004, the Company realized gross gains of $31,404 and $15,434, respectively, and gross losses of $17,304 and $20,960, respectively, related to these sales.

During 2005 and 2004, proceeds from the sale of the Company's equity investments amounted to $2,703,032 and $2,307,028, respectively. Gross gains of $132,690 and $121,648 and gross losses of $91,050 and $84,827 were realized on those sales in 2005 and 2004, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of the Company's common and preferred stocks at December 31, 2005 and 2004 are set forth in the table below:

                                    DECEMBER 31, 2005                                  DECEMBER 31, 2004
                    ------------------------------------------------   -------------------------------------------------
                                    GROSS       GROSS       NAIC *                     GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED  UNREALIZED     MARKET      AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                       COST         GAINS      LOSSES        VALUE        COST         GAINS       LOSSES        VALUE
                    ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  602,396   $1,521,619   $ 68,346    $2,055,669   $  638,099   $1,343,104    $ 94,566    $1,886,637
   Non-affiliated      972,712      198,989     36,787     1,134,914      736,635      318,732      18,573     1,036,794
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $1,575,108   $1,720,608   $105,133    $3,190,583   $1,374,734   $1,661,836    $113,139    $2,923,431
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========
Preferred Stocks:
   Affiliated       $        -   $        -   $      -    $        -   $        -  $         -    $      -    $        -
   Non-affiliated      539,993       10,710      8,758       541,945      436,573       30,312       3,696       463,189
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $  539,993   $   10,710   $  8,758    $  541,945   $  436,573   $   30,312    $  3,696    $  463,189
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========

The NAIC market value column for preferred stocks in the above table does not agree to the carrying amount in the Company's Statements of Admitted Assets due to the Company's redeemable preferred stocks being carried at amortized, while the Company's perpetual preferred stocks being carried at market value.

As of December 31, 2005 and 2004, the Company held derivative investments of $(572) and $0, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)


The fair market value together with the aging of the pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2005 and 2004 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2005:
   U. S. Governments                     $  263,575     $ 3,780    $ 14,643    $    711    $  278,218    $  4,491
   All Other Governments                    831,441       3,520      19,830         495       851,271       4,015
   States, territories and possessions      368,996       3,419      51,889       1,222       420,885       4,641
   Political subdivisions of states,
   territories and possessions              380,044       2,347      23,929         433       403,973       2,780
   Special revenue                          549,541       4,212      72,215       1,981       621,756       6,193
   Public utilities                          16,300         188       1,661          38        17,961         226
   Industrial and miscellaneous             115,026       2,247      14,784         568       129,810       2,815
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            2,524,923      19,713     198,951       5,448     2,723,874      25,161
   Common Stock                             421,479      31,543     215,755      73,590       637,234     105,133
   Preferred Stock                          276,755       6,666      40,807       2,092       317,562       8,758
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             698,234      38,209     256,562      75,862       954,796     113,891
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $3,223,157     $57,922    $455,513    $ 81,130    $3,678,670    $139,052
                                         ==========     =======    ========    ========    ==========    ========
As of December 31, 2004:
   U. S. Governments                     $  126,772     $ 2,478    $ 31,405    $  1,064    $  158,177    $  3,542
   All Other Governments                    399,899         350      42,529          27       442,428         377
   States, territories and possessions      177,476         951     111,285       1,124       288,761       2,075
   Political subdivisions of states,
   territories and possessions              182,790         980      51,319         344       234,109       1,324
   Special revenue                          264,313       1,667     154,878       1,647       419,191       3,314
   Public utilities                           7,840          36       3,562          10        11,402          46
   Industrial and miscellaneous              55,323          47      31,706         123        87,029         170
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            1,214,413       6,509     426,684       4,339     1,641,097      10,848
   Common Stock                             139,774      12,538     180,178     100,601       319,952     113,139
   Preferred Stock                           69,075       1,596      22,900       2,100        91,975       3,696
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             208,849      14,134     203,078     102,701       411,927     116,835
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,423,262     $20,643    $629,762    $107,040    $2,053,024    $127,683
                                         ==========     =======    ========    ========    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of Company's management, it is probable that AIG may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2005, the Company has both the ability and intent to hold these investments to recovery.

During 2005 and 2004, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $972 and $2,708, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $2,542 and $53,390, respectively.

During 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,    2005     2004
--------------------------------   ------   ------
Advanced Technology Ventures VI    $    -   $3,444
Advanced Technology Ventures VII        -    2,452
Sprout Capital IX                       -    3,403
Morgan Stanley III                  1,684        -
Items less than $1.0 million           11      634
                                   ------   ------
TOTAL                              $1,695   $9,933
                                   ======   ======

As of December 31, 2005 and 2004, securities with a market value of $289,449 and $122,878, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at amortized cost of $2,270,251 and $1,882,606 were deposited with regulatory authorities as required by law at December 31, 2005 and 2004, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represent AIG's entire investment in life settlements and are being accounted for as a collateral loan in accordance with SSAP No. 21. The admitted value of the loans is not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans.

During 2005 and 2004, included in Net Investment Income Earned were investment expenses of $7,139 and $5,330, respectively, and interest expense of $77,243 and $53,902, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2005 and 2004 is set forth in the table below:

                                                           2005          2004
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, BEGINNING OF THE PERIOD   $ 9,357,799   $ 6,388,455

Adjustments for prior period corrections                  (165,738)      860,497

Incurred losses and LAE related to:

   Current accident year                                 5,111,414     4,654,796
   Prior accident years                                  1,393,640       842,117
                                                       -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                      6,505,054     5,496,913
                                                       -----------   -----------
Paid losses and LAE related to:

   Current accident year                                (1,284,778)     (933,937)
   Prior accident years                                 (2,792,259)   (2,454,129)
                                                       -----------   -----------
      TOTAL PAID LOSSES AND LAE                         (4,077,037)   (3,388,066)
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,        $11,620,078   $ 9,357,799
                                                       ===========   ===========

During 2005 and 2004 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $1,393,640 and $842,117, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $188,050 and $161,123, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $7,425,539 and $6,086,862, respectively (exclusive of intercompany pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTERCOMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                     NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                   CODE        PERCENT
     --------------                                  --------   -------------
     National Union Fire Insurance
     Company of Pittsburgh, PA.                         19445        38.0%
     American Home Assurance Company                    19380        36.0%
     Commerce and Industry Insurance Company            19410        10.0%
     New Hampshire Insurance Company                    23481         5.0%
     The Insurance Company of the State
       of Pennsylvania                                  19429         5.0%
     Birmingham Fire Insurance Company of
       Pennsylvania                                     19402         5.0%
     AIU Insurance Company                              19399         1.0%
     American International Pacific
       Insurance Company                                23795         0.0%
     American International South
       Insurance Company                                40258         0.0%
     Granite State Insurance Company                    23809         0.0%
     Illinois National Insurance Company                23817         0.0%

B.   AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
     ARRANGEMENT

     AIG formed American International Underwriters Overseas Association ("AIUOA"), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                                                   NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                                                  CODE        PERCENT
     --------------                                                                --------   -------------
     American International Underwriters Overseas, Limited                            --        67.0%
     New Hampshire Insurance Company (NHIC)                                        23481        12.0%
     National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)     19445        11.0%
     American Home Assurance Company (AHAC)                                        19380        10.0%

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves and unearned premium reserves, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves and unearned premium reserves are recorded on a gross basis. As of December 31, 2005 and 2004, the Company's interest in AIUOA amounted to $581,410 and $502,165, respectively, gross of $906,874 and $854,307, respectively, in loss reserves and unearned premium reserves, after consideration of the National Union intercompany pooling agreement.

     Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2005, the Company's interest in AIG Europe S.A. amounted to $64,437.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities.

     The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     A list of the guarantees that were in effect at December 31, 2005 is outlined in the table below:

                                             GUARANTEE   POLICYHOLDER     INVESTED     ESTIMATED   POLICYHOLDER
     GUARANTEED COMPANY                       ISSUED      OBLIGATIONS      ASSETS         LOSS        SURPLUS
     ------------------                     ----------   ------------   ------------   ---------   ------------
     AIG Hawaii Insurance Company, Inc.      11/5/1997   $     98,026   $    152,274      $-      $     59,829
     AIG Czech Republic posjistovna, a.s.     8/1/2003         15,478         18,745       -            18,973*
     AIG Europe S. A.                        9/15/1998      1,060,634      1,049,873       -           703,296*
     AIG Europe (Netherlands)                9/20/2004        365,491        113,405       -           133,054*
     AIG Mexico Seguros interamericana,
        S. A. de C.V.                       12/15/1997         60,655         71,646       -            84,469*
     Landmark Insurance Company,
        Limited                               3/2/1998        361,934        250,272       -            85,855*
     American General Life and Accident
        Insurance Company                     3/3/2003      7,542,595      8,697,899       -           638,133**
     American General Life Insurance
        Company                               3/3/2003     21,161,070     23,505,506       -         1,853,471**
     The United States Life Insurance
        Company of the City of New York       3/3/2003      3,323,214      3,805,773       -           378,664**
     The Variable Annuity Life Insurance
        Company                               3/3/2003     29,496,780     33,692,171       -         3,345,667**
     AIG Edison Life Insurance Company       8/29/2003     18,673,168     19,987,483       -         1,017,274*
     American International Insurance
        Company                              11/5/1997        338,699        574,093       -           303,593
     American International Insurance
        Company of California               12/15/1997        135,236         51,025       -            19,030
     American International Insurance
        Company of New Jersey               12/15/1997        126,230         43,142       -            26,412
     Minnesota Insurance Company            12/15/1997         42,125         50,517       -            17,943
     AIG SunAmerica Life Insurance
        Company +                             1/4/1999      4,934,344      6,678,361       -           947,125
     Lloyds Syndicate                       12/22/2003        904,931        445,345       -           233,920
     First SunAmerica Life Insurance
        Company +                             1/4/1999      3,785,855      4,067,962       -           265,572**
     SunAmerica Insurance Company +           1/4/1999     41,282,892     61,515,532       -         4,404,348**
                                                         ------------   ------------      ---      -----------
        TOTAL GUARANTEES                                 $133,709,357   $164,771,024      $-       $14,536,628
                                                         ============   ============      ===      ===========

     + The guaranteed company is also backed by a support agreement issued by AIG.

     *    Policyholders' surplus is based on local GAAP financial statements.

     ** Policyholders' surplus for life companies is increased by the asset valuation reserve (AVR).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,    CHANGE IN
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2005         2005       EQUITY 2005
     -----------------------------------             ---------   --------   ------------   -----------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   59,829     $ (2,590)
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       331,915       63,241
     American International Reality Corporation        31.47%      29,581        25,348       (1,932)
     Eastgreen, Inc.                                   13.42%      12,804        13,935          355
     Pine Street Real Estate Holdings Corporation      31.47%       5,445        21,347            4
     AIG Mexico Industrial, I.L.L.C.                   49.00%       1,017         1,017            -
     American International Life Assurance Company     22.48%      70,387       156,529       20,123
     American International Insurance Company          25.00%      25,000        75,898        4,380
     AIG Claim Service, Inc.                           50.00%      48,963        58,879        2,350
     Transatlantic Holdings, Inc.                      62.00%      34,055     1,134,417       90,652
     21st Century Insurance Group                      16.69%     240,667       176,555       28,153
                                                                 --------    ----------     --------
        TOTAL COMMON STOCKS - AFFILIATES                         $602,396    $2,055,669     $204,736
                                                                 ========    ==========     ========

     The Company has ownership interests in certain affiliated real estate holding companies.

     The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2005, the Company's total investments in partnerships with affiliated entities where AIG interest was greater than 10.0% amounted to $912,569.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

E.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes all transactions (excluding reinsurance and cost allocation transactions) that occurred during 2005 and 2004 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005 and 2004:

                                               ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                  THE COMPANY               THE COMPANY
                    EXPLANTION               -----------------------   -----------------------
       DATE OF          OF        NAME OF    STATEMENT                 STATEMENT
     TRANSACTION   TRANSACTION   AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
     -----------   -----------   ---------   ---------   -----------   ---------   -----------
     Year Ended December 31, 2005

     3/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash

     Year Ended December 31, 2004

     3/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     12/3/2004       Dividend       AIG         $-           n/a        $15,866        Cash

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2005 and 2004.

     In the ordinary course of business, the Company utilizes certain affiliated companies for data center systems, investment services, salvage and subrogation, and claims management. These companies are AIG Technology, Inc., AIG Global Investment Corp., AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     In connection with these services, the fees paid by the Company to these affiliates during 2005 and 2004 are outlined in the table below:

     FOR THE YEARS ENDED DECEMBER 31,      2005       2004
     --------------------------------    --------   --------
     AIG Technology, Inc.*               $ 26,700   $ 24,421
     AIG Global Investment Corporation      4,565      3,668
     AI Recovery, Inc.                      3,574      3,102
     AIG Domestic Claims, Inc.            107,015    114,335
                                         --------   --------
        TOTAL                            $141,854   $145,526
                                         ========   ========

     *    Formerly AIG Data Center, Inc.

     As of December 31, 2005 and 2004, short-term investments included amounts invested in the AIG Managed Money Market Fund of $73,379 and $41,452, respectively.

     Federal and foreign income taxes recoverable from the Parent as of December 31, 2005 and 2004 amounted to $794,462 and $575,690, respectively.

     During 2005 and 2004, the Company sold $191,606 and $215,564, respectively, of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436 and $2,834, respectively, related to these transactions.

     As of December 31, 2005 and 2004, the Company had the following balances payable/receivable to/from its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                   2005        2004
     ------------------                                ----------   --------
     Balances with pool member companies               $        -   $116,172
     Balances with less than 0.5% of admitted assets       33,968    230,747
                                                       ----------   --------
     PAYABLE TO PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $   33,968   $346,919
                                                       ==========   ========

     AIG                                               $1,326,780   $      -
     Balances with pool member companies                  218,275    102,731
     Balances with less than 0.5% of admitted assets       95,038    327,586
                                                       ----------   --------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $1,640,093   $430,317
                                                       ==========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 6 -REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

                                                          2005                        2004
                                               -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,                 WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------               -----------   -----------   -----------   -----------
Direct premiums                                $ 6,522,919   $ 6,219,261   $ 6,125,467   $ 5,785,036
Reinsurance premiums assumed:
   Affiliates                                   11,104,687    11,235,985    11,048,099    10,535,993
   Non-affiliates                                   23,903      (176,461)       20,449        21,525
                                               -----------   -----------   -----------   -----------
      GROSS PREMIUMS                            17,651,509    17,278,785    17,194,015    16,342,554
                                               -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                                    9,252,497     9,022,390     8,878,722     8,379,091
   Non-affiliates                                1,247,759     1,210,575     1,325,462     1,440,719
                                               -----------   -----------   -----------   -----------
      NET PREMIUMS                             $ 7,151,253   $ 7,045,820   $ 6,989,831   $ 6,522,744
                                               ===========   ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2005 and 2004 with the return of the unearned premium reserve is as follows:

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2005
   Affiliated       $5,444,204    $663,323    $3,544,901    $413,904    $1,899,303    $249,419
   Non Affiliated        6,481         790       504,864      58,948      (498,383)    (58,158)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,450,685    $664,113    $4,049,765    $472,852    $1,400,920    $191,261
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2004
   Affiliated       $5,283,256    $672,080    $3,314,793    $398,922    $1,968,463    $273,158
   Non Affiliated        6,117         778       467,677      56,283      (461,560)    (55,505)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,289,373    $672,858    $3,782,470    $455,205    $1,506,903    $217,653
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2005 and 2004 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED    PAID LOSSES   RESERVES FOR
                      PREMIUM        AND        LOSSES AND
                     RESERVES        LAE            LAE
                    ----------   -----------   ------------
DECEMBER 31, 2005
   Affiliates       $3,544,901    $ 91,985      $14,577,562
   Non-Affiliates      504,864     307,331        3,542,634
                    ----------    --------      -----------
   Total            $4,049,765    $399,316      $18,120,196
                    ==========    ========      ===========

DECEMBER 31, 2004
   Affiliates       $3,314,793    $ (4,950)     $12,392,072
   Non-Affiliates      467,677     250,942        2,844,971
                    ----------    --------      -----------
   TOTAL            $3,782,470    $245,992      $15,237,043
                    ==========    ========      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2005 in excess of 3.0% of its Capital and surplus is set forth in the table below:


                                                        NAIC CO.
REINSURER                                                 CODE        AMOUNT
---------                                               --------   -----------
Affilliates:
   National Union Fire Company of Pittsburgh. Pa.         19445    $13,832,981
   American International Insurance Company               32220        485,807
   American Home Assurance Company                        19380        426,426
   Transatlantic Reinsurance Company                      19453        299,719
   American International Underwriters Overseas, Ltd.         -        261,189
   New Hampshire Indemnity Company                        23833        145,633
   AIU Insurance Company                                  19399        143,588
   AIG Global Trade and Political Risk Insurance Co.      10651        126,120
   American Internatlional Reinsurance Co. Ltd                -         63,082
   New Hampshire Insurance Company                        23841         59,913
   Insurance Company of the State of Pennsylvania         19429         58,964
   United Guaranty Insurance Company                      11715         46,718
   Commerce and Industry Insurance Company                19410         28,644
   Birmingham Fire Insurance Company of Pa.               19402         13,225
   Landmark Insurance Company                             35637          9,178
   Audubon Insurance Company                              19933          5,789
   Starr Excess Liability Insurance Company, Ltd.         10932          4,527
   Hartford Steam Boiler Inspection and Insurance Co.     11452          4,064
   Euroguard Insurance Company Limited                        -          3,607
   Illinois National Insurance Company                    23817          3,474
   National Union Fire Ins Company of Vermont                 -          3,047
   AIU Insurance Company (Japan)                              -          2,823
   American International Life Assurance Co. NY (US)      60607          2,567
   Granite State Insurance Company                        23809          2,413
   Ascot Syndicate Lloyds 1414                                -          2,112
   American General Life Insurance Company                60488          1,981
   Arabian American Insurance Company, Ltd.                   -          1,003
   Other affiliates below $1.0 million                        -         34,646
                                                                   -----------
      TOTAL AFFILIATES                                              16,073,240
                                                                   -----------
   Munich Re Group                                            -        169,035
   Lloyd's                                                    -        366,924
   Swiss Re Group                                             -        226,368
   Berkshire Hathaway Group                                   -        175,328
                                                                   -----------
      TOTAL NON AFFILIATES                                             937,655
                                                                   -----------
TOTAL AFFILIATES AND NON AFFILIATES                                $17,010,895
                                                                   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

During 2005 and 2004, the Company reported in its Statements of Income $43,140 and $61,923, respectively, of statutory underwriting losses, which were comprised of premiums earned of $(1,710) and $(8,315), respectively, less losses incurred of $41,430 and $53,608 respectively, as a result of commutations with the following reinsurers:

COMPANY                          2005      2004
-------                        -------   -------
SCOR Reinsurance Company       $42,442   $21,276
Suncorp Metway                     522         -
Copenhagen Reinsurance             165         -
Gulfstream Insurance Company        12         -
Aviabel S.A.                         -       274
AXA Albingia                         -     5,837
AXA Corporate Solutions              -     3,475
Converium Reins.                     -     7,528
Cottrell Syndicate                   -       (67)
CX Reinsurance                       -     4,274
Farm Bureau Mutual                   -       634
General Re Corporation               -    16,090
National Indemnity Company           -     2,671
Providence Washington                -       (17)
Royal and Sun Alliance, PLC          -       234
TIG Insurance Company                -      (870)
Trenwick America                     -       584
                               -------   -------
TOTAL                          $43,141   $61,923
                               =======   =======

As of December 31, 2005 and 2004, the Company had reinsurance recoverables on paid losses in dispute of $141,589 and $76,202, respectively.

During 2005 the Company had written off related reinsurance recoverable balances of $65,282.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2005, the Company's reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                 ASSUMED      CEDED
                                                ---------   --------
Reserves Transferred:
   Initial Reserves                            $  216,347   $453,727
   Adjustments - prior year(s)                   (178,026)   (21,800)
   Adjustments - current year                       6,783    (11,763)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005                 45,104    420,164
                                                ---------   --------
Paid Losses Recovered:
   Prior year(s)                                    3,212    325,959
   Current year                                     8,999     29,161
                                                ---------   --------
   TOTAL RECOVERED AS OF DECEMBER 31, 2005         12,211    355,120
                                                ---------   --------
   CARRIED RESERVES AS OF DECEMBER 31, 2005     $  32,893   $ 65,044
                                                =========   ========
Consideration Paid or Received:
   Initial Reserves                             $ 201,597   $276,437
   Adjustments - prior year(s)                   (180,000)   (18,038)
   Adjustments - current year                           -       (830)
                                                ---------   --------
   TOTAL PAID AS OF DECEMBER 31, 2005           $  21,597   $257,569
                                                =========   ========
Special Surplus from Retroactive Reinsurance:
   Initial surplus gain or loss realized        $       -   $ 47,559
   Adjustments - prior year(s)                          -     34,019
   Adjustments - current year                           -    (13,471)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005              $       -   $ 68,107
                                                =========   ========
CUMULATIVE FUNDS TRANSFERRED TO UNASSIGNED
   SURPLUS AS OF DECEMBER 31, 2005              $       -   $  6,279
                                                =========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balances (by reinsurer) as of December 31,2005, is set forth in the table below:

AS OF DECEMBER 31, 2005

REINSURER                                                 ASSUMED    CEDED
---------                                                 -------   -------
Commerce and Industry Insurance Company of Canada         $ 6,897   $     -
American International Reins. Co.                               -    57,331
Guideone Mutual Ins Co.                                     9,141         -
American Internaional Specialty Lines Insurance Company    15,877         -
PEG Reinsurance Co.                                             -     1,395
Swiss Re America Corp                                           -     1,078
Upinsco Inc                                                     -     1,083
All other reinsurers below $1.0 million                       978     4,157
                                                          -------   -------
TOTAL                                                     $32,893   $65,044
                                                          =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is actually transferred. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2005 and 2004, the Company's deposit assets and liabilities were comprised of the following:

                    2005                       2004
          ------------------------   ------------------------
            DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
            ASSETS     LIABILITIES     ASSETS     LIABILITIES
          ----------   -----------   ----------   -----------
Direct    $        -     $ 56,768    $        -     $ 32,990
Assumed            -      430,142             -      432,485
Ceded      1,336,343            -     1,638,716            -
          ----------     --------    ----------     --------
TOTAL     $1,336,343     $486,910    $1,638,716     $465,475
          ==========     ========    ==========     ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2005 and 2004(1) is set forth in the table below:

                                                           2005                       2004
                                                 ------------------------   ------------------------
                                                   DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
                                                   ASSETS     LIABILITIES     ASSETS     LIABILITIES
                                                 ----------   -----------   ----------   -----------
BALANCE AT BEGINNING OF PERIOD                   $1,638,716    $465,475     $2,100,303    $558,125
   Deposit activity, including loss recoveries     (446,464)    (11,942)      (435,087)    (84,181)
   Interest income or expense, net of
      amortization of margin                         90,901      33,377        106,939      (8,469)
   Non-admitted asset portion                        53,190           -       (133,439)          -
                                                 ----------    --------     ----------    --------
BALANCE AT END OF PERIOD                         $1,336,343    $486,910     $1,638,716    $465,475
                                                 ==========    ========     ==========    ========

During 2005 the Company received consideration of $275,106 resulting from the commutations of its reinsurance deposit accounting arrangement with the Richmond Insurance Company, Ltd.

As of December 31, 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $ 1,192,231. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting a $3,737 loss.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Parent. As of December 31, 2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

----------
(1) The beginning of period for the 2004 year represents the deposit asset and liability balances at the inception date of the underlying agreements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The components of the Company's net deferred tax assets/liabilities at December 31, 2005 and 2004 are as follows:

AS OF DECEMBER 31,                               2005         2004
------------------                            ----------   ---------
Gross deferred tax assets                     $1,147,722   $ 946,890
Gross deferred tax liabilities                  (149,521)   (128,671)
Non-admitted deferred tax assets in
   accordance with SSAP No.10, income taxes     (689,694)   (495,434)
                                              ----------   ---------
NET DEFERRED TAX ASSETS ADMITTED              $  308,507   $ 322,785
                                              ==========   =========
CHANGE IN DEFERRED TAX ASSETS NON-ADMITTED    $ (194,260)  $ 225,562
                                              ==========   =========

During 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,                2005       2004
--------------------------------             ---------   -------
Income tax (benefit) expense on net
   underwriting and net investment income    $(252,358)  $61,549
Federal income tax adjustment - prior year       9,311    24,762
                                             ---------   -------
CURRENT INCOME TAX (BENEFIT) EXPENSE         $(243,047)  $86,311
                                             =========   =======

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The composition of the Company's net deferred tax assets at December 31, 2005 and 2004, and changes in deferred income taxes for 2005 is set forth in the table below:

AS OF DECEMBER 31,                              2005         2004       CHANGE
------------------                           ----------   ---------   ---------
Deferred Tax Assets
   Loss reserve discount                     $  499,838   $ 402,853   $  96,985
   Non-admitted assets                          206,602     186,532      20,070
   Unearned premium reserve                     303,414     289,576      13,838
   Partnership adjustments                            -       6,494      (6,494)
   Pension adjustments                            7,328       7,327           1
   Other temporary difference                   130,540      54,108      76,432
                                             ----------   ---------   ---------
      GROSS DEFERRED TAX ASSETS               1,147,722     946,890     200,832
   Non-admitted deferred tax assets            (689,694)   (495,434)   (194,260)
                                             ----------   ---------   ---------
      ADMITTED DEFERRED TAX ASSETS              458,028     451,456       6,572
                                             ----------   ---------   ---------
Deferred Tax Liabilities
   Unrealized capital gains                    (115,317)   (128,671)     13,354
   Partnership adjustments                       (4,047)          -      (4,047)
   Other temporary differences                  (30,157)          -     (30,157)
                                             ----------   ---------   ---------
   GROSS DEFERRED TAX LIABILITIES              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
      NET ADMITTED DEFERRED TAX ASSETS       $  308,507   $ 322,785   $ (14,278)
                                             ==========   =========   =========
   Gross deferred tax assets                 $1,147,722   $ 946,890   $ 200,832
   Gross deferred tax liabilities              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
   NET DEFERRED TAX ASSETS                   $  998,201   $ 818,219   $ 179,982
                                             ==========   =========   =========
   Income tax effect of unrealized capital
      (gains) / losses                                                  (13,354)
                                                                      ---------
   CHANGE IN DEFERRED INCOME TAXES                                    $ 166,628
                                                                      =========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The actual tax expense (benefit) on income from operations differs from the tax expense (benefit) calculated at the statutory tax rate. A reconciliation of the Company's income tax expense (benefit) together with the significant book to tax adjustments for 2005 is set forth below:

                                                          TAX
                                             AMOUNT      EFFECT
                                           ---------   ---------
Net loss before federal income
   taxes                                   $(408,280)  $(142,898)
----------------------------------------------------------------
Book to tax adjustments:
----------------------------------------------------------------
   Tax exempt income and dividends
      received deduction, net of
      proration                             (296,930)   (103,926)
   Intercompany dividends                    (11,240)     (3,934)
   Meals and entertainment                     1,802         631
   Change in non-admitted assets             (54,557)    (19,095)
   Federal income tax adjustment - prior
      year                                         -      (9,311)
   Remediation adjustments                         -     (36,343)
   Contingent tax reserves                         -     (21,763)
   Foreign tax credits                             -     (52,544)
                                           ---------   ---------
   TOTAL BOOK TO TAX ADJUSTMENTS            (360,925)   (246,285)
                                           ---------   ---------
FEDERAL TAXABLE LOSS AND TAX BENEFIT       $(769,205)  $(389,183)
                                           =========   =========
----------------------------------------------------------------
Current Federal income tax (benefit)
   expense                                             $(243,047)
Income tax on net realized capital gains                  20,492
Change in deferred income taxes                         (166,628)
                                                       ---------
Total Federal income tax benefit                       $(389,183)
                                                       =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year           $     -
First preceding year   $75,153
                       -------

The Company did not have any unused loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   GENERAL

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The Company's share of net expense for the qualified pension plan was $6,500 and $9,800 for the years ended December 31, 2005 and 2004, respectively.

B.   DEFERRED COMPENSATION PLAN

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2005 Annual Report on form 10-K. During 2005 the Parent allocated $2,177 of the cost of these stock options and certain other deferred compensation programs to the Company.

     POST-RETIREMENT BENEFIT PLANS

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2005 and 2004 were $140,100 and $243,000, respectively. These obligations are not funded currently. The Company's share of the expense of other postretirement benefit plans was $200 and $0 for 2005 and 2004, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     The Company's weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2005 and 2004 are set forth in the table below:

     AS OF DECEMBER 31,                              2005         2004
     ------------------                           ----------   ----------
        Discount rate                                5.50%        5.75%
        Rate of compensation increase (average)      4.25%        4.25%
        Measurement date                          12/31/2005   12/31/2004
        Medical cost trend rate                       N/A          N/A

C.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The issued capital and surplus position of the Company at December 31, 2005 and 2004 was as follows:

                                              2005         2004
                                           ----------   ----------
     Common stock, par value               $   25,426   $   25,426
     Common stock in excess of par value    2,779,526      702,746
                                           ----------   ----------
           TOTAL CAPITAL                    2,804,952      728,172
                                           ----------   ----------
     Unassigned surplus                     2,176,592    2,529,590
     Special surplus from retroactive
     reinsurance arrangements                  68,107       81,578
                                           ----------   ----------
           TOTAL SURPLUS                    2,244,699    2,611,168
                                           ----------   ----------
        TOTAL CAPITAL AND SURPLUS          $5,049,651   $3,339,340
                                           ==========   ==========

     The portion of unassigned funds (surplus) at December 31, 2005 and 2004 represented or reduced by each item below is as follows:

                                     2005          2004
                                 -----------   -----------
     Unrealized gains            $ 1,725,717   $ 1,570,673
     Non-admitted asset values   $(1,378,107)  $(1,055,332)
     Provision for reinsurance   $  (210,152)  $  (376,738)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-based Capital ("RBC") formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2005 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2005, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2005) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2005, the maximum dividend payments, which may be made without prior approval during 2006, is approximately $504,965.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of its prevailing in these actions or the potential damages in the event liability is determined.

     On September 2, 2005, AIG sued Robert Plan Corporation, the agency which services personal auto assigned risk business alleging the misappropriation of funds and other violations of contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370,000 in disgorged profits and $500,000 of punitive damages. Subsequently, American Home Assurance Company (American Home) was named as a counterclaim defendant in this case. American Home believes that the countersuit is without merit and intends to defend it vigorously.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG will make payments totaling approximately $1,640,000, including (i) $375,000 to be paid into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. and (ii) $343,000 to be paid into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions. It is possible that additional civil or regulatory proceedings will be filed. Additionally, various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance. As of December 31, 2005, the Company recorded a provision of $54,468 to cover any contingent obligations arising from the potential underpayment of these taxes and assessments.

     Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases have been transferred to the District of New Jersey.

     On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint which names AIG and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. The AIG defendants, along with other insurer defendants and the broker defendants filed motions to dismiss both the Commercial and Employee Benefits Complaints. Plaintiffs' have filed a Motion for Class Certification in the consolidated action, which defendants will oppose. Both the motion to dismiss and the class certification motions are pending.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     On January 18, 2006, American International Aviation Agency, Inc. (AIAA) and Redholm Underwriting Agents Limited (Redholm) commenced two separate arbitration proceedings against New Hampshire Insurance Company (NHIC) in the United States and United Kingdom, respectively, seeking to prevent NHIC from terminating and/or breaching certain agreements with AIAA, Redholm and their affiliates. On the same date, AIAA filed an action in Georgia state court against NHIC, and sought an injunction barring NHIC from terminating and/or breaching these agreements pending the outcome of the arbitration. AIAA and Redholm were, at the time, managing general agents for certain insurance company subsidiaries of AIG, and are wholly owned by C.V. Starr & Co., Inc. (C.V. Starr), a company that is controlled by certain former senior executives of AIG. AIG and its affiliates thereafter terminated their managing general agency relationship with AIAA. They had previously terminated their agency relationship with Redholm.

     Subsequent to the commencement of these arbitration proceedings, two other managing general agencies owned by C.V. Starr - American International Marine Agency, Inc. (AIMA), and C.V. Starr & Co. (Starr California) - commenced two additional arbitration proceedings against AIG and certain of its affiliates, and Starr Technical Risks Agency, Inc. (Starr Tech), a third C.V. Starr agency (together with AIAA, AIMA and Starr California, the C.V. Starr Agencies), asserted claims in an arbitration that had been commenced by certain AIG subsidiaries. The AIG insurance companies named in claims asserted by the C.V. Starr Agencies are: The Insurance Company of the State of Pennsylvania, Illinois National Insurance Co., American International South Insurance Company, Granite State Insurance Company, AISLIC, National Union, Birmingham Fire Insurance Company of Pennsylvania, American Home, Commerce and Industry Insurance Company, and AIU Insurance Company (the AIG Insurance Company Defendants). The claims asserted by the C.V. Starr Agencies allege that AIG and the AIG Insurance Company Defendants are irreparably harming the C.V. Starr Agencies by, among other things, misappropriating their business relationships and proprietary information, predatorily hiring their employees, and restricting their access to offices, computer systems, documents and other information. They seek damages and injunctive relief: (i) permitting the C.V. Starr Agencies to operate independently from AIG, and to produce business for other companies, and (ii) restraining AIG and its affiliates from competing with the C.V. Starr Agencies for certain business and from using the C.V. Starr Agencies' proprietary information.

     AIG and certain of the AIG Insurance Company Defendants have also instituted arbitration and litigation in New York and litigation in Georgia seeking damages, equitable and injunctive relief: (i) preventing the C.V. Starr Agencies from denying AIG access to its documents and information;
     (ii) enjoining the C.V. Starr Agencies from engaging in certain insurance and reinsurance transactions with non-AIG companies; (iii) requiring the C.V. Starr Agencies to relinquish control of certain premium trust funds; and (iv) seeking damages resulting from any improper or illegal conduct of the C.V. Starr Agencies. AIG and its affiliates have also terminated or provided notice of termination of their managing general agency relationships with Starr Tech and Starr California.

     On March 20, 2006, C.V. Starr filed a lawsuit in the United States District Court for the Southern District of New York against AIG, alleging that the use by certain AIG affiliates of the name "Starr" in commerce infringes trademarks held by C.V. Starr. The Complaint alleges claims for federal trademark infringement, common law unfair competition, service mark infringement and dilution pursuant to New York law. C.V. Starr also alleges that AIG's continued ownership of certain Internet domain names that include the "Starr" name, violates federal law and constitutes conversion of C.V. Starr property. C.V. Starr seeks to enjoin AIG from using the name Starr, to turn over its rights in certain trademark and domain name rights, and also seeks damages as a result of these violations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     AIG and its affiliates involved in the arbitration and litigation proceedings with the C.V. Starr Agencies cannot now estimate either the likelihood of their prevailing in these actions or any potential damages in the event liability is determined.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except for the provisions the Company recorded related to the contingent liabilities arising out of the potential underpayment of premium taxes and assessments described in the preceding paragraphs, the Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at December 31, 2005. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   ASBESTOS AND ENVIRONMENTAL RESERVES

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) as of December 31, 2005 and 2004, gross net of reinsurance credits, are as follows:

                                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                                  ---------------------   --------------------
                                                     2005        2004        2005       2004
                                                  ----------   --------    --------   --------
     Direct:
     Loss and LAE reserves, beginning of period   $  693,044   $257,696    $256,889   $185,969
        Incurred losses and LAE                      489,955    507,688      63,051    111,636
        Calendar year paid losses and LAE            (95,374)   (72,340)    (31,264)   (40,715)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $1,087,625   $693,044    $288,676   $256,890
                                                  ==========   ========    ========   ========
     Assumed:
     Loss and LAE reserves, beginning of period   $   90,162   $ 32,780    $  6,626   $  8,074
        Incurred losses and LAE                       14,722     62,592         830       (556)
        Calendar year paid losses and LAE             (7,485)    (5,209)       (895)      (892)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $   97,399   $ 90,163    $  6,561   $  6,626
                                                  ==========   ========    ========   ========
     Net of Reinsurance:
     Loss and LAE reserves, beginning of period   $  348,261   $103,262    $142,025   $ 80,833
        Incurred losses and LAE                      209,273    275,687      16,410     82,751
        Calendar year paid losses and LAE            (39,288)   (30,688)    (23,458)   (21,559)
                                                  ----------   --------    --------   --------
     LOSS AND LAE RESERVES, END OF PERIOD         $  518,246   $348,261    $134,977   $142,025
                                                  ==========   ========    ========   ========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2005 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2005, the Company's loss reserves eliminated by annuities and unrecorded loss contingencies amounted to $724,600 and $705,900, respectively.

     As part of its private equity portfolio investment, as of December 31, 2005, the Company may be called upon for an additional capital investment of up to $293,300. The Company expects only a small portion of this portfolio will be called during 2006.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.   SEPTEMBER 11, 2001 EVENTS

     As of December 31, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

     AS OF DECEMBER 31,         2005        2004
     ------------------      ---------   ---------
     Gross of reinsurance    $ 448,183   $ 448,183
     Ceded reinsurance        (386,704)   (386,704)
                             ---------   ---------
        NET OF REINSURANCE   $  61,479   $  61,479
                             =========   =========

     All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   PROPERTY CATASTROPHE LOSSES

     During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:

                 LOSS OCCURRENCE                                                 PRE-TAX LOSS
     HURRICANE        PERIOD       CATEGORY             AREA / REGION              EXPOSURE
     ---------   ---------------   --------   --------------------------------   ------------
     Katrina       August 2005         4      Louisiana / Central Gulf Coast       $183,337
     Rita         September 2005       3      Southwestern Louisiana and Texas       47,890
     Wilma         October 2005        3      Southern Florida                       62,495
                                                                                   --------
        TOTAL                                                                      $293,722
                                                                                   ========

C.   OTHER

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2005 and 2004, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,700,000 and $3,200,000, respectively. As of December 31, 2005 and 2004, the amount billed and recoverable on paid claims amounted to $332,400 and $367,200, respectively, of which $16,600 and $21,000, respectively, were non-admitted.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2005 and 2004, policyholder dividends amounted to $19 and $532, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005 and 2004, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

     AS OF DECEMBER 31,                               2005        2004
     ------------------                            ---------   ---------
     Guaranty funds receivable or on deposit       $  20,098   $  18,706
     Loss funds on deposit                            71,016      84,258
     Outstanding loss drafts - Suspense Accounts     509,571     277,641
     Accrued recoverables                              6,780       5,963
     Servicing carrier receivable                          -       6,453
     Other                                            17,681      82,735
     Allowance for doubtful accounts                (446,746)   (103,851)
                                                   ---------   ---------
        TOTAL OTHER ADMITTED ASSETS                $ 178,400   $ 371,905
                                                   =========   =========

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company routinely assesses the collectibility of its receivable balances for potential uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2005 and 2004, the Company established an allowance for doubtful accounts of $446,746 and $103,851, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 14 - SUBSEQUENT EVENTS

A.   CAPITAL MAINTENANCE AGREEMENT

     In February 2006, the Company entered into a Capital Maintenance Agreement ("CMA") with its Parent. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200.0% of the Company's Authorized Control Level RBC, as reported in the Company's 2005 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, the Parent will provide a capital contribution to the Company in an amount equal to the difference between the Company's Total Adjusted Capital and 200.0% of the Company's Authorized Control Level RBC. In lieu of making any capital contribution, with the approval of the domiciliary department, AIG may provide a letter of credit naming the Company as beneficiary.

     Effective upon the date of filing of the Company's 2005 Annual Statement with its domiciliary regulator, this CMA superseded and replaced a similar agreement that was effective October 15, 2005 related to the Company's December 31, 2004 surplus position.

     During 2005, the board of directors of the Parent, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the New York Insurance Department.

     With the approval of the Company's domiciliary regulator, AIG provided the Company with a letter of credit for unauthorized reinsurance recoverables at December 31, 2005, authorizing withdrawls of up to $360,000. Additionally, the calculation of the provision for reinsurance at December 31, 2005 reflects the effects of cash collections from affiliates subsequent to December 31, 2005.

B.   LIFE SETTLEMENTS

     Subsequent to December 31, 2005, the Company agreed in principle, subject to the execution of acceptable agreements and the approval of the New York State Insurance Department, to a series of simultaneous transactions culminating in the sale to affiliates of the collateral interests underlying all life settlement loans on its books for net cash in an amount equal to the cost, including all capitalized and accrued interest, of the loans prior to such transactions. As a result, the loans will be extinguished with no gain or loss to be realized on these transactions. Effective with the closing of these transactions, the Company will cease granting new life settlements loans.

                            PART C: OTHER INFORMATION

Item 26.  Exhibits

(a)     Board of Directors Resolution.

        (1) Certified resolutions regarding organization of Separate Account VUL-2. (1)

(b)     Custodian Agreements. Inapplicable.

(c)     Underwriting Contracts.

        (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (14)

        (2)     Form of Selling Group Agreement. (2)

        (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)     Contracts.

        (1) Specimen form of EquiBuilderTM II Flexible Premium Life Insurance Policy (Policy Form No. T1735) (1)

        (2)     Specimen form of Accidental Death Benefit Rider. (1)

        (3)     Specimen form of Term Insurance Rider. (1)

        (4)     Specimen form of Children's Term Insurance Rider. (1)

        (5)     Specimen form of Disability Rider - Waiver of Monthly
                Deductions. (1)

        (6) Specimen form of Endorsement to EquiBuilder II Flexible Premium Life Insurance Policy when issued to a Policy Owner in the State of Texas. (1)

        (7)     Assumption Certificate. (2)

(e)     Applications.

        (1)     Specimen form of Application for EquiBuilder II Policy. (3)

        (2)     Specimen form of Supplemental Application. (4)

        (3)     Form of Telephone Authorization Form, Form No. AGLC 10255
                Rev0103. (2)

        (4) Form of amended Life Insurance Application - Part A, Form No. AGLC 100565-2003. (27)

        (5) Form of amended Life Insurance Application - Part B, Form No. AGLC 100566-2003. (20)

        (6) Form of Request for Investment Division/Series Transfer Form, Form No. AGLC 100553. (2)

        (7) Form of Cash Disbursement Request Form, Form No. AGLC0109 Rev0904. (26)

        (8)     Form of Assignment Form, Form No. AGLC0205 Rev0904. (26)

        (9) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (26)

        (10)    Form of Name and Address Change Form, Form No. AGLC0222 Rev0904.
                (26)

        (11)    Form of Change of Ownership Form, Form No. AGLC0113 Rev0705.
                (26)

        (12)    Form of Cash Surrender Request Form, Form No. AGLC0112 Rev0403.
                (26)

        (13)    Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0904.
                (26)

        (14) Specimen form of Limited Temporary Life Insurance Application, Form No. AGLC101431-2005. (27)

        (15) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (26)

        (16) Form of In-Force Change Application Form, Form No. AGLC 100386-2002. (26)

        (17)    Form of Service Request Form, Form No. AGLC0107 0904. (26)

(f)     Depositor's Certificate of Incorporation and By-Laws.

        (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (7)

        (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (8)

        (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (23)

(g)     Reinsurance Contracts.

        (1) Modified Coinsurance Agreement between American Franklin Life Insurance Company of Springfield, Illinois and Integrity Life Insurance Company of Phoenix, Arizona. (19)

(h)     Participation Agreements.

        (1)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (10)

        (1)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (2)

        (2)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (10)

        (2)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (2)

        (3)(a) Form of Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective October 1, 2002. (16)

        (4)(a) Form of Service Agreement by and between Fidelity Investment Institutional Operations Company, Inc. and American General Life Insurance Company. (10)

        (5)(a) Form of Participation Agreement among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (11)

        (5)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (10)

        (5)(c) Form of Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (2)

(i)     Administrative Contracts.

        (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
                (18)

        (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (18)

        (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (18)

        (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (18)

        (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (18)

        (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (18)

        (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (21)

(j)     Other Material Contracts.

        (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (23)

(k)     Legal Opinions.

        (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (15)

        (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (24)

(l)     Actuarial Opinions.

        (1) Opinion of Robert M. Beuerlein, Senior Vice President - Actuarial/Financial. (13)

        (2) Opinion and Consent of American General Life Insurance Company's actuary. (15)

(m)     Calculation.     None

(n)     Other Opinions.

        (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)     Omitted Financial Statements. None

(p)     Initial Capital Agreements. None

(q)     Redeemability Exemption.

        (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.
                (22)

        (2)     Notice of Cancellation Right Pursuant to Rule 6e-3(T)(b)
                (13)(viii) under the Investment Company Act of 1940. (15)

(r)     Powers of Attorney.

        (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (25)

----------
(1) Incorporated by reference of Post-Effective Amendment No.12 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.

(2) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 18, 2002.

(5) Incorporated by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 23, 2002.

(6) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on October 29, 1999.

(7) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(8) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(9) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1992.

(10) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(12) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 033-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(13) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 28, 2000.

(14) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(15) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(16) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(17) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on April 30, 2003.

(18) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(19) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on May 3, 2004.

(20) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(21) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(22) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on May 2, 2005.

(23) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(24) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on October 24, 2005.

(25) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on March 31, 2006.

(26) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(27) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

Item 27. Directors and Officers of the Depositor

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Rodney O. Martin, Jr.           Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff             Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                  Director and Chairman-Global High Net Worth,
830 Third Avenue                Corporate Markets & Domestic Institutional
New York, NY 10022              Profit Center and Chief Executive Officer-Global
                                High Net Worth, Corporate Markets & Domestic
                                Institutional Profit Center

Mary Jane Fortin                Director, Chief Financial Officer and
2929 Allen Parkway              Executive Vice President
Houston, TX 77019

David L. Herzog                 Director
70 Pine Street
New York, NY 10270

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Richard A. Hollar               Director, Chairman-Independent Distribution
750 West Virginia Street        Profit Center, President-AIG Life Brokerage
Milwaukee, WI 53204             Profit Center and Chief Executive
                                Officer-Independent Distribution Profit Center

Royce G. Imhoff, II             Director, President-Independent Distribution and
2929 Allen Parkway              Affluent Profit Center
Houston, TX 77019

Gary D. Reddick                 Director, Executive Vice President and
2929 Allen Parkway              Chief Administrative Officer
Houston, TX 77019

Christopher J. Swift            Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley                Director, President-Group Benefits & Financial
2929 Allen Parkway              Institutions and Chief Executive Officer-Group
Houston, TX 77019               Benefits & Financial Institutions

Matthew Winter                  Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Thomas L. Booker                President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner           President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

James P. Steele                 President-Structured Settlements and Senior Vice
205 E. 10th Street              President
Amarillo, TX 79101

David R. Armstrong              Executive Vice President-Group Benefit &
3600 Route 66                   Financial Institutions
Neptune, NJ 07754

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Rebecca G. Campbell             Executive Vice President-Human Resources
2929 Allen Parkway
Houston, TX 77019

Dan E. Trudan                   Executive Vice President-Operations, Independent
750 West Virginia St.           Distribution Profit Center
Milwaukee, WI 53204

Steven D. Anderson              Chief Financial Officer-Independent Distribution
2727 Allen Parkway              Profit Center and Senior Vice
Houston, TX 77019               President-Independent Distribution Profit Center

Stephen A. Appleyard            Senior Vice President-Accident & Health
2727 Allen Parkway
Houston, TX 77019

Erik A. Baden                   Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard                Senior Vice President, Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein             Senior Vice President and Chief Actuary
2727-A Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson              Senior Vice President and Chief Information
2727 Allen Parkway              Officer
Houston, TX 77019

James A. Galli                  Senior Vice President and Chief Business
830 Third Avenue                Development Officer
New York, NY 10022

Robert M. Goldbloom             Senior Vice President-Terminal Funding Annuities
80 Pine Street
New York, NY 10005

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
William F. Guterding            Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.          Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings                Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller                  Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                   Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland            Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Mark R. McGuire                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Laura W. Milazzo                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Harry R. Miller                 Senior Vice President
2727 Allen Parkway
Houston, TX 77019

John W. Penko                   Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Dennis H. Roberts               Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Robert E. Steele                Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Frederic R. Yopps               Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Steven E. Zimmerman             Senior Vice President and Medical
2727 Allen Parkway              Director-Houston
Houston, TX 77019

Edward F. Bacon                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                  Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Paul Bell, III                  Vice President and Medical Director
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Michael B. Boesen               Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura J. Borowski               Vice President
750 West Virginia St.
Milwaukee, WI 53204

James B. Brown                  Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield            Vice President
3600 Route 66
Neptune, NJ 07754

Michael Candy                   Vice President
2929 Allen Parkway
Houston, TX 77019

Robert W. Chesner               Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey             Vice President and Medical Director-Milwaukee
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs                  Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Robert M. Cicchi                Vice President
2727 Allen Parkway
Houston, TX 77019

Steven A. Dmytrack              Vice President
2929 Allen Parkway
Houston, TX 77019

Elizabeth Dobbs                 Vice President
2727 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Timothy M. Donovan              Vice President
2727 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi             Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

John T. Fieler                  Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Patrick S. Froze                Vice President
750 West Virginia Street
Milwaukee, WI 53204

Brad J. Gabel                   Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.       Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Lisa Gerhart                    Vice President
2727 Allen Parkway
Houston, TX 77019

Richard L. Gravette             Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer            Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger           Vice President and Medical Director
70 Pine Street
New York, NY 10270

Joel H. Hammer                  Vice President
1 Chase Manhattan Plaza
New York, NY 10005

John Harmeling                  Vice President
2929 Allen Parkway
Houston, Texas 77019

Craig H. Harrel                 Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington             Vice President
2727 Allen Parkway
Houston, TX 77019

Bradley Harris                  Vice President
2727 Allen Parkway
Houston, TX 77019

Michael Harrison                Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Neal C. Hasty                   Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig                  Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Stephen D. Howard               Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble                 Vice President
2929 Allen Parkway
Houston, TX 77019

Walter P. Irby                  Vice President
2727 Allen Parkway
Houston, TX 77019

Sharla A. Jackson               Vice President
205 E. 10th Street
Amarillo, TX 79101

David S. Jorgensen              Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy              Vice President
750 West Virginia Street
Milwaukee, WI 53204

Michael J. Krugel               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman                Vice President and Real Estate Investment
1 Chase Manhattan Plaza         Officer
New York, NY 10005

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Charles L. Levy                 Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Linda Lewis                     Vice President
6363 Forest Park Road
Dallas, TX 75235

Robert J. Ley                   Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers                 Vice President
2727 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett            Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                   Vice President, Real Estate Investment Officer
2727 Allen Parkway              and Assistant Secretary
Houston, TX 77019

Gordon S. Massie                Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall                Vice President
2727 Allen Parkway
Houston, TX 77019

Beverly A. Meyer                Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael              Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Anne K. Milio                   Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller                Vice President
#1 Franklin Square
Springfield, IL 62713

Alex N. Moral                   Vice President-Product Design and Development
2727 Allen Parkway
Houston, TX 77019

Michael R. Murphy               Vice President
750 West Virginia Street
Milwaukee, WI 53204

David W. Napoli                 Vice President
2727 Allen Parkway
Houston, TX 77019

Carl T. Nichols                 Vice President and Medical Director-Amarillo
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson              Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.            Vice President, Real Estate Investment Officer
2929 Allen Parkway              and Assistant Secretary
Houston, TX 77019

Lori J. Payne                   Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen             Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
Cathy A. Percival               Vice President and Medical Director-Houston
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel                Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins                   Vice President
175 Water Street
New York, NY 10038

Walter J. Rucecki, Jr.          Vice President
2929 Allen Parkway
Houston, TX 77019

John Rugel                      Vice President
750 West Virginia Street
Milwaukee, WI 53204

Dale W. Sachtleben              Vice President
#1 Franklin Square
Springfield, IL 62713

Kristin Sather                  Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Richard W. Scott                Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Tom L. Scott                    Vice President and General Auditor
2929 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
 Business Address               American General Life Insurance Company
--------------------------      ------------------------------------------------
T. Clay Spires                  Vice President and Tax Officer
2929 Allen Parkway
Houston, TX 77019

Gregory R. Thornton             Vice President
#1 Franklin Square
Springfield, IL 62713

Veronica Torralba               Vice President
2929 Allen Parkway
Houston, TX 77019

J. Alan Vale                    Vice President
2929 Allen Parkway
Houston, TX 77019

Christian D. Weiss              Vice President
#1 Franklin Square
Springfield, IL 62713

Cynthia P. Wieties              Vice President
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck               Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                 Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-06-003276, filed March 16, 2006.

                               SUBSIDIARIES OF AIG

                                                                                                                  Percentage
                                                                                                                   of Voting
                                                                                                                  Securities
                                                                                           Jurisdiction of      Owned by its
                                                                                             Incorporation         Immediate
                                                                                           or Organization       Parent/(2)/
                                                                                           ---------------      ------------
American International Group, Inc./(1)/ ......................................................... Delaware                    /(3)/
     AIG Aviation, Inc. .......................................................................... Georgia               100
     AIG Bulgaria Insurance and Reinsurance Company EAD ......................................... Bulgaria               100
     AIG Capital Corporation .................................................................... Delaware               100
         AIG Consumer Finance Group, Inc. ....................................................... Delaware               100
              AIG Bank Polska S.A. ................................................................ Poland             99.92
              AIG Credit S.A. ..................................................................... Poland               100
              Compania Financiera Argentina S.A. ............................................... Argentina               100
         AIG Equipment Finance Holdings, Inc. ................................................... Delaware               100
              AIG Commercial Equipment Finance, Inc. ............................................ Delaware               100
                  AIG Commercial Equipment Finance Company, Canada ................................ Canada               100
         AIG Finance Holdings, Inc. ............................................................. New York               100
              AIG Finance (Hong Kong) Limited .................................................. Hong Kong               100
         AIG Global Asset Management Holdings Corp. ............................................. Delaware               100
              AIG Asset Management Services, Inc. ............................................... Delaware               100
                  Brazos Capital Management, L.P. ............................................... Delaware               92
              AIG Capital Partners, Inc. ........................................................ Delaware               100
              AIG Equity Sales Corp. ............................................................ New York               100
              AIG Global Investment Corp. ..................................................... New Jersey               100
              AIG Global Securities Lending Corp. ............................................... Delaware               100
         International Lease Finance Corporation .............................................. California             67.23  /(4)/
         AIG Global Real Estate Investment Corp. ................................................ Delaware               100
     AIG Credit Corp. ........................................................................... Delaware               100
         A.I. Credit Consumer discount Corp. ................................................ Pennsylvania               100
         A.I. Credit Corp. ................................................................. New Hampshire               100
         AICCO, Inc. ............................................................................ Delaware               100
         AICCO, Inc. .......................................................................... California               100
         AIG Credit Corp. of Canada ............................................................... Canada               100
         Imperial Premium Funding  Inc. ......................................................... Delaware               100
     AIG Egypt Insurance Company, S.A.E. ........................................................... Egypt             89.98
     AIG Federal Savings Bank ...................................................................... U.S.A               100
     AIG Financial Advisor Services, Inc. ....................................................... Delaware               100
         AIG Financial Advisor Services (Europe), S.A. ........................................ Luxembourg               100
     AIG Financial Products Corp. ............................................................... Delaware               100
         AIG Matched Funding Corp. .............................................................. Delaware               100
         Banque AIG ............................................................................... France                90  /(5)/
     AIG Funding, Inc. .......................................................................... Delaware               100
     AIG Global Trade & Political Risk Insurance Company ...................................... New Jersey               100
     A.I.G. Golden Insurance Ltd. ................................................................. Israel             50.01
     AIG Life Holdings (International) LLC ...................................................... Delaware               100
         American International Reinsurance Company, Ltd. ........................................ Bermuda               100
              AIG Edison Life Insurance Company .................................................... Japan                90  /(6)/
              American International Assurance Company, Limited ................................ Hong Kong               100
              American International Assurance Company (Australia) Limited ..................... Australia               100
              American International Assurance Company (Bermuda) Limited ......................... Bermuda               100

                               SUBSIDIARIES OF AIG

                                                                                                                  Percentage
                                                                                                                   of Voting
                                                                                                                  Securities
                                                                                           Jurisdiction of      Owned by its
                                                                                             Incorporation         Immediate
                                                                                           or Organization       Parent/(2)/
                                                                                           ---------------      ------------
                  American International Assurance Co. (Vietnam) Limited ......................... Vietnam               100
                  Tata AIG Life Insurance Company Limited .......................................... India                26
              Nan Shan Life Insurance Company, Ltd. ............................................... Taiwan                95
     AIG Life Insurance Company ................................................................. Delaware                79  /(7)/
     AIG Life Insurance Company of Puerto Rico ............................................... Puerto Rico               100
     AIG Liquidity Corp. ........................................................................ Delaware               100
     AIG Marketing, Inc. ........................................................................ Delaware               100
     AIG Private Bank Ltd. ................................................................... Switzerland               100
     AIG Retirement Services, Inc. .............................................................. Delaware               100  /(8)/
         SunAmerica Life Insurance Company ....................................................... Arizona               100
              SunAmerica Investments, Inc. ....................................................... Georgia                70  /(9)/
                  AIG Advisor Group, Inc. ....................................................... Maryland               100
                      Advantage Capital Corporation ............................................. New York               100
                      FSC Securities Corporation ................................................ Delaware               100
                      Royal Alliance Associates, Inc. ........................................... Delaware               100
                      Sentra Securities Corporation ........................................... California               100
                      Spelman & Co., Inc. ..................................................... California               100
                      SunAmerica Securities, Inc. ............................................... Delaware               100
                  AIG SunAmerica Life Assurance Company .......................................... Arizona               100  /(10)/
                      AIG SunAmerica Asset Management Corp. ..................................... Delaware               100
                           AIG SunAmerica Capital Services. Inc. ................................ Delaware               100
                  First SunAmerica Life Insurance Company ....................................... New York               100
     AIG Risk Management, Inc. .................................................................. New York               100
     AIG Technologies, Inc. ................................................................ New Hampshire               100
     AIGTI, Inc. ................................................................................ Delaware               100
     AIG Trading Group Inc. ..................................................................... Delaware               100
         AIG International, Inc. ................................................................ Delaware               100
     AIU Holdings, LLC .......................................................................... Delaware               100
         AIG Central Europe & CIS Insurance Holdings Corporation ................................ Delaware               100
              AIG Bulgaria Insurance and Reinsurance Company EAD ................................ Bulgaria               100
              AIG Czech Republic pojistovna, as ........................................... Czech Republic               100
              AIG Kazakhstan Insurance Company, S.A. .......................................... Kazakhstan             88.87
         AIU Africa Holdings, Inc. .............................................................. Delaware               100
              AIG Kenya Insurance Company, Limited ................................................. Kenya               100
         AIG Memsa, Inc. ........................................................................ Delaware               100
              AIG Iraq .......................................................................... Delaware               100
              AIG Lebanon, S.A.L. ................................................................ Lebanon               100
              AIG Libya, Inc. ................................................................... Delaware               100
              AIG Hayleys Investment Holdings (Private) Ltd. ................................... Sri Lanka                80
                  Hayleys AIG Insurance Company, Ltd. .......................................... Sri Lanka               100
              AIG Sigorta A.S. .................................................................... Turkey               100
              Tata AIG General Insurance Company Limited ........................................... India                26
     AIU Insurance Company ...................................................................... New York                52  /(11)/
     AIU North America, Inc. .................................................................... New York               100
     American General Corporation .................................................................. Texas               100

                               SUBSIDIARIES OF AIG

                                                                                                                  Percentage
                                                                                                                   of Voting
                                                                                                                  Securities
                                                                                           Jurisdiction of      Owned by its
                                                                                             Incorporation         Immediate
                                                                                           or Organization       Parent/(2)/
                                                                                           ---------------      ------------
         American General Bancassurance Services, Inc. .......................................... Illinois               100
         AGC Life Insurance Company ............................................................. Missouri               100
              AIG Life Holdings (Canada), ULC. .................................................... Canada               100
                  AIG Assurance Canada ............................................................ Canada               100
                  AIG Life Insurance Company of Canada ............................................ Canada               100
              AIG Life of Bermuda, Ltd. .......................................................... Bermuda               100
              American General Life and Accident Insurance Company ............................. Tennessee               100
              American General Life Insurance Company .............................................. Texas               100
                  American General Annuity Service Corporation ..................................... Texas               100
                  AIG Enterprise Services, LLC .................................................. Delaware               100
                  American General Equity Services Corporation .................................. Delaware               100
                  American General Life Companies, LLC .......................................... Delaware               100
                  The Variable Annuity Life Insurance Company ...................................... Texas               100
                      VALIC Retirement Services Company ............................................ Texas               100
                      VALIC Trust Company .......................................................... Texas               100
              American General Property Insurance Company ...................................... Tennessee             51.85  /(12)/
                  American General Property Insurance Company of Florida ......................... Florida               100
              AIG Annuity Insurance Company ........................................................ Texas               100
              The United States Life Insurance Company in the City of New York .................. New York               100
         American General Finance, Inc. .......................................................... Indiana               100
              American General Auto Finance, Inc. ............................................... Delaware               100
              American General Finance Corporation ............................................... Indiana               100
                  MorEquity, Inc. ................................................................. Nevada               100
                      Wilmington Finance, Inc. .................................................. Delaware               100
                  Merit Life Insurance Co. ....................................................... Indiana               100
                  Yosemite Insurance Company ..................................................... Indiana               100
                      CommoLoCo, Inc. ........................................................ Puerto Rico               100
              American General Financial Services of Alabama, Inc. .............................. Delaware               100
         American General Investment Management Corporation ..................................... Delaware               100
         American General Realty Investment Corporation ............................................ Texas               100
         American General Assurance Company ..................................................... Illinois               100
              American General Indemnity Company ................................................ Illinois               100
         Knickerbocker Corporation ................................................................. Texas               100
     American Home Assurance Company ............................................................ New York               100
         AIG Domestic Claims, Inc. .............................................................. Delaware                50  /(13)/
         AIG Hawaii Insurance Company, Inc. ....................................................... Hawaii               100
              American Pacific Insurance Company, Inc. ............................................ Hawaii               100
         American International Insurance Company ............................................... New York               100
              American International Insurance Company of California, Inc. .................... California               100
              American International Insurance Company of New Jersey .......................... New Jersey               100
              Minnesota Insurance Company ...................................................... Minnesota               100
         American International Realty Corp. .................................................... Delaware              31.5  /(14)/
         Pine Street Real Estate Holdings Corp. ............................................ New Hampshire             31.47  /(14)/
         Transatlantic Holdings, Inc. ........................................................... Delaware             33.41  /(15)/
              Transatlantic Reinsurance Company ................................................. New York               100

                               SUBSIDIARIES OF AIG

                                                                                                                  Percentage
                                                                                                                   of Voting
                                                                                                                  Securities
                                                                                           Jurisdiction of      Owned by its
                                                                                             Incorporation         Immediate
                                                                                           or Organization       Parent/(2)/
                                                                                           ---------------      ------------
                  Putnam Reinsurance Company .................................................... New York               100
                  Trans Re Zurich ............................................................ Switzerland               100
     American International Insurance Company of Delaware ....................................... Delaware               100
     American International Life Assurance Company of New York .................................. New York             77.52  /(16)/
     American International Reinsurance Company, Ltd. ............................................ Bermuda               100
     American International Underwriters Corporation ............................................ New York               100
     American International Underwriters Overseas, Ltd. .......................................... Bermuda               100
         AIG Europe (Ireland) Limited ............................................................ Ireland               100
         AIG Europe (U.K.) Limited ............................................................... England               100
         AIG Brasil Companhia de Seguros .......................................................... Brazil               50
         AIG General Insurance (Vietnam) Company Limited ......................................... Vietnam               100
         Universal Insurance Co., Ltd. .......................................................... Thailand               100
         La Seguridad de Centroamerica, Compania de Seguros S.A. ............................... Guatemala               100
         La Meridional Compania Argentina de Seguros ........................................... Argentina               100
         American International Insurance Company of Puerto Rico ............................. Puerto Rico               100
         A.I.G. Colombia Seguros Generales S.A. ................................................. Colombia               100
         American International Underwriters GmBH ................................................ Germany               100
         Richmond Insurance Company Limited ...................................................... Bermuda               100
         Underwriters Adjustment Company, Inc. .................................................... Panama               100
     American Life Insurance Company ............................................................ Delaware               100
         AIG Life (Bulgaria) Z.D. A.D. .......................................................... Bulgaria               100
         ALICO, S.A. .............................................................................. France               100
         First American Polish Life Insurance and Reinsurance Company, S.A. ....................... Poland               100
         Inversiones Interamericana  S.A. (Chile) .................................................. Chile               100
         Pharaonic American Life Insurance Company ................................................. Egypt             71.63
         Unibanco AIG Seguros S.A. ................................................................ Brazil             47.81  /(17)/
     AIG Life Insurance Company (Switzerland) Ltd. ........................................... Switzerland               100
     American Security Life Insurance Company, Ltd. ......................................... Lichtenstein               100
     Birmingham Fire Insurance Company of Pennsylvania ...................................... Pennsylvania               100
     China America Insurance Company, Ltd. ...................................................... Delaware               50
     Commerce and Industry Insurance Company .................................................... New York               100
     Commerce and Industry Insurance Company of Canada ........................................... Ontario               100
     Delaware American Life Insurance Company ................................................... Delaware               100
     Hawaii Insurance Consultants, Ltd. ........................................................... Hawaii               100
     HSB Group, Inc. ............................................................................ Delaware               100
         The Hartford Steam Boiler Inspection and Insurance Company .......................... Connecticut               100
              The Hartford Steam Boiler Inspection and Insurance Company of Connecticut ...... Connecticut               100
              HSB Engineering Insurance Limited .................................................. England               100
                  The Boiler Inspection and Insurance Company of Canada ........................... Canada               100
     The Insurance Company of the State of Pennsylvania ..................................... Pennsylvania               100
     Landmark Insurance Company ............................................................... California               100
     Mt. Mansfield Company, Inc. ................................................................. Vermont               100
     National Union Fire Insurance Company of Pittsburgh, Pa. ............................... Pennsylvania               100
         American International Specialty Lines Insurance Company ................................. Alaska                70  /(18)/
         Lexington Insurance Company ............................................................ Delaware                70  /(18)/

                               SUBSIDIARIES OF AIG

                                                                                                                  Percentage
                                                                                                                   of Voting
                                                                                                                  Securities
                                                                                           Jurisdiction of      Owned by its
                                                                                             Incorporation         Immediate
                                                                                           or Organization       Parent/(2)/
                                                                                           ---------------      ------------
              AIG Centennial Insurance Company .............................................. Pennsylvania               100
                  AIG Premier Insurance Company ............................................. Pennsylvania               100
                      AIG Indemnity Insurance Company ....................................... Pennsylvania               100
                  AIG Preferred Insurance Company ........................................... Pennsylvania               100
                  AIG Auto Insurance Company of New Jersey .................................... New Jersey               100
              JI Accident & Fire Insurance Co. Ltd. ................................................ Japan               50
         National Union Fire Insurance Company of Louisiana .................................... Louisiana               100
         National Union Fire Insurance Company of Vermont ........................................ Vermont               100
         21st Century Insurance Group ......................................................... California             33.03  /(19)/
              21st Century Insurance Company .................................................. California               100
              21st Century Casualty Company ................................................... California               100
              21st Century Insurance Company of the Southwest ...................................... Texas               100
         Starr Excess Liability Insurance Company, Ltd. ......................................... Delaware               100
              Starr Excess Liability Insurance International Ltd. ................................ Ireland               100
     NHIG Holding Corp. ......................................................................... Delaware               100
         Audubon Insurance Company ............................................................. Louisiana               100
              Audubon Indemnity Company ...................................................... Mississippi               100
              Agency Management Corporation .................................................... Louisiana               100
                  The Gulf Agency, Inc. .......................................................... Alabama               100
         New Hampshire Insurance Company .................................................... Pennsylvania               100
              AIG Europe, S.A. .................................................................... France             70.48  /(20)/
              AI Network Corporation ............................................................ Delaware               100
              American International Pacific Insurance Company .................................. Colorado               100
              American International South Insurance Company ................................ Pennsylvania               100
              Granite State Insurance Company ............................................... Pennsylvania               100
              New Hampshire Indemnity Company, Inc. ......................................... Pennsylvania               100
                  AIG National Insurance Company, Inc. .......................................... New York               100
              Illinois National Insurance Co. ................................................... Illinois               100
              New Hampshire Insurance Services, Inc. ....................................... New Hampshire               100
         AIG Star Life Insurance Co., Ltd. ......................................................... Japan               100
     The Philippine American Life and General Insurance Company .............................. Philippines             99.78
         Pacific Union Assurance Company ...................................................... California               100
         Philam Equitable Life Assurance Company, Inc. ....................................... Philippines             95.31
         Philam Insurance Company, Inc. ...................................................... Philippines               100
     Risk Specialist Companies, Inc. ............................................................ Delaware               100
     United Guaranty Corporation .......................................................... North Carolina             36.3l  /(21)/
         A.I.G. Mortgage Holdings Israel, Ltd. .................................................... Israel             82.12
              E.M.I.-Ezer Mortgage Insurance Company, Limited ..................................... Israel               100
         AIG United Guaranty Agenzia DI Assicurazione S.R.L. ....................................... Italy               100
         AIG United Guraranty Insurance (Asia) Limited ......................................... Hong Kong               100
         AIG United Guaranty Re, Ltd. ............................................................ Ireland               100
         United Guaranty Insurance Company ................................................ North Carolina               100
         United Guaranty Mortgage Insurance Company ....................................... North Carolina               100
         United Guaranty Mortgage Insurance Company of North Carolina ..................... North Carolina               100
         United Guaranty Partners Insurance Company .............................................. Vermont                80

                               SUBSIDIARIES OF AIG

                                                                                                                  Percentage
                                                                                                                   of Voting
                                                                                                                  Securities
                                                                                           Jurisdiction of      Owned by its
                                                                                             Incorporation         Immediate
                                                                                           or Organization       Parent/(2)/
                                                                                           ---------------      ------------
         United Guaranty Residential Insurance Company of North Carolina .................. North Carolina               100
         United Guaranty Residential Insurance Company .................................... North Carolina             75.03  /(22)/
              United Guaranty Commercial Insurance Company of North Carolina .............. North Carolina               100
              United Guaranty Mortgage Indemnity Company .................................. North Carolina               100
              United Guaranty Credit Insurance Company .................................... North Carolina               100
         United Guaranty Services, Inc .................................................... North Carolina               100

----------
(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 16, 2006. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)     Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and
        2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)     Also owned 10 percent by AIG Matched Funding Corp.
(6)     Also owned 21 percent by Commerce and Industry Insurance Company.
(7)     Indirect wholly-owned subsidiary.
(8)     Formerly known as AIG SunAmerica Inc.
(9)     Also owned 30 percent by AIG Retirement Services, Inc.
(10)    Formerly known as Anchor National Life Insurance Company.
(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)    Also owned 50 percent by The Insurance Company of the State of
        Pennsylvania.
(14)    Also owned by 11 other AIG subsidiaries.
(15)    Also owned 25.95 percent by AIG.
(16)    Also owned 22.48 percent by American Home Assurance Company.
(17)    Also owned ten percent by a subsidiary of American Life Insurance
        Company.
(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.
(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
(20) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(21)    100 percent to be held with other AIG companies.
(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
        0.86 percent by The Insurance Company of the State of Pennsylvania.
(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 29.  Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

American General Life Insurance Company

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of
                                      C-28
his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account VA-1, American General Life Insurance Company Separate Account VA-2, American General Life Insurance Company Separate Account A and American General Life Insurance Company Separate Account D, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VL-R, which offer interests in flexible premium variable life insurance policies.

(b) Management.

Name and Principal              Positions and Offices with Underwriter
 Business Address               American General Equity Services Corporation
-----------------------         ------------------------------------------------
Rodney O. Martin, Jr.           Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                 Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Gary D. Reddick                 Director
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II             President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.          Vice President
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington               Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Underwriter
 Business Address               American General Equity Services Corporation
-----------------------         ------------------------------------------------
Deanna D. Osmonson              Vice President, Chief Compliance Officer and
2727 Allen Parkway              Anti-Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires                  Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck               Secretary
70 Pine Street
New York, NY 10270

Sarah Hosker                    Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                 Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson               Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                 Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                     Net Underwriting
                     Discounts and          Compensation on
Name of Principal    Commissions            Events Occasioning    Brokerage     ther
Underwriter          Deferred Sales Load    the Deduction of a    Commissions   ompensation
American General              0                     0                  0            0
Equity Services
Corporation

Item 31.  Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 32. Management Services     Not applicable.

Item 33. Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                               POWERS OF ATTORNEY

        Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VUL-2, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of April, 2006.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VUL-2
                                        (Registrant)

                                  BY: AMERICAN GENERAL LIFE INSURANCE COMPANY (On behalf of the Registrant and itself)

                                  BY:   ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT, TREASURER
                                        AND CONTROLLER

                                     AGL - 1

        Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                          Title                        Date
---------------------------        --------------------         ----------------
RODNEY O. MARTIN, JR.              Director, Chairman,          April 28, 2006
---------------------------        President and Chief
RODNEY O. MARTIN, JR.              Executive Officer

MARY JANE FORTIN                   Director, Chief Financial    April 28, 2006
---------------------------        Officer and Executive Vice
MARY JANE FORTIN                   President

M. BERNARD AIDINOFF                Director                     April 28, 2006
---------------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                     Director                     April 28, 2006
---------------------------
DAVID J. DIETZ

DAVID L. HERZOG                    Director                     April 28, 2006
---------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR                  Director                     April 28, 2006
---------------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II                 Director                     April 28, 2006
---------------------------
ROYCE G. IMHOFF II

                                     AGL - 2

Signature                          Title                        Date
---------------------------        --------------------         ----------------
GARY D. REDDICK                    Director                     April 28, 2006
---------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT               Director                     April 28, 2006
---------------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY                   Director                     April 28, 2006
---------------------------
JAMES W. WEAKLEY

                                     AGL - 3

                                                                      333-102300
                                                                       811-06366

                                   SIGNATURES

        American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2006.

                                        AMERICAN HOME ASSURANCE COMPANY

                                 BY:    ROBERT S. SCHIMEK
                                        ----------------------------------------
                                        ROBERT S. SCHIMEK
                                        SENIOR VICE PRESIDENT AND TREASURER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                        Date
---------------------------        --------------------         ----------------
*M. BERNARD AIDINOFF               Director                     April 28, 2006
---------------------------
 M. BERNARD AIDINOFF

*STEVEN J. BENSINGER               Director                     April 28, 2006
---------------------------
 STEVEN J. BENSINGER

*JOHN Q. DOYLE                     Director and President       April 28, 2006
---------------------------
 JOHN Q. DOYLE

*JEFFREY L. HAYMAN                 Director                     April 28, 2006
---------------------------
 JEFFREY L. HAYMAN

*DAVID L. HERZOG                   Director                     April 28, 2006
---------------------------
  DAVID L. HERZOG

*ROBERT E. LEWIS                   Director                     April 28, 2006
---------------------------
 ROBERT E. LEWIS

*KRISTIAN P. MOOR                  Director and Chairman        April 28, 2006
---------------------------
 KRISTIAN P. MOOR

*WIN J. NEUGER                     Director                     April 28, 2006
---------------------------
 WIN J. NEUGER

*ROBERT M. SANDLER                 Director                     April 28, 2006
---------------------------
 ROBERT M. SANDLER

Signature                          Title                        Date
---------------------------        --------------------         ----------------
*ROBERT S. SCHIMEK                 Director, Senior Vice        pril 28, 2006
---------------------------        President and Treasurer
 ROBERT S. SCHIMEK

*NICHOLAS S. TYLER                 Director                     pril 28, 2006
---------------------------
 NICHOLAS S. TYLER

*NICHOLAS C. WALSH                 Director                     pril 28, 2006
---------------------------
 NICHOLAS C. WALSH

*BY: ROBERT S. SCHIMEK
     ----------------------------------------------
     ROBERT S. SCHIMEK
     ATTORNEY-IN-FACT
     (Exhibit (r)(1) to the Registration Statement)

                                  EXHIBIT INDEX

Item 26. Exhibits

        (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

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